EXHIBIT 99.1

GSAA 2005-4 -- TERMSHEET AND PRELIM PRICE GUIDANCE (EXTERNAL) $586.954mm GS lead manager/books

Class    S&P/Moodys    Size(mm)   Clt.Grp  Cr.Spt    AvL    Prin.Wndw    Guidance

 A-1    [AAA]/[Aaa]    185.000     ALL      8.15    1.00   04/05-06/07   1mL+11a

 A-2    [AAA]/[Aaa]     56.320     ALL      8.15    3.00   06/07-04/09   1mL+22a

 A-3    [AAA]/[Aaa]     66.400     ALL      8.15    5.62   04/09-08/11   1mL+34a

 A-4    [AAA]/[Aaa]    214.898     ALL     17.33    2.36   04/05-08/11   1mL+24a

 A-5    [AAA]/[Aaa]     23.877     ALL      8.15    2.36   04/05-08/11   1mL+28a

 M-1     [AA]/[Aa2]     16.957     ALL      5.30    4.43   05/08-08/11   1mL+45a

 M-2      [A]/[A2]      11.305     ALL      3.40    4.40   05/08-08/11   1mL+70a

 B-1    [BBB+]/[Baa1]    6.247     ALL      2.35    4.38   04/08-08/11   1mL+115a

 B-2    [BBB]/[Baa2]     2.975     ALL      1.85    4.26   04/08-06/11   1mL+125a

 B-3    [BBB-]/[Baa3]    2.975     ALL      1.35    4.05   04/08-10/10   Not offered

Expected Deal Timing:
Intex Preprice - Dealname: GSAA0504 Password: 943A
Launch/Price - week of 3/2
Settle - 3/30


2/28 forward
30CPR, To the Call
--------------------------------------------------------------------------------------------------------------------------------
                                                 First Dollar of Loss              Libor Flat                   0% Return
--------------------------------------------------------------------------------------------------------------------------------
     Class A4      CDR (%)                                      12.83                        13.16                        23.56

Super Senior       Yield (%)                                   4.2896                       4.2425                       1.3422

                   WAL (years)                                   1.94                         1.94                         1.92

                   Modified Duration                             1.83                         1.82                         1.76

                   Principal Window                     Apr05 - Mar10                Apr05 - Feb10                Apr05 - May09

                   Principal Writedown               12,862.90 (0.01%)           234,833.79 (0.11%)        12,660,169.76 (5.89%)

                   Total Collat Loss             57,356,940.61 (9.64%)        58,240,901.79 (9.79%)       88,504,967.41 (14.88%)
--------------------------------------------------------------------------------------------------------------------------------

GSAA-05-04
All indices = 20%



                                30CPR                     25CPR               20CPR
                                EFFECTIVE                 EFFECTIVE           EFFECTIVE
Period           Date           WAC CAP                   WAC CAP             WAC CAP
Total
       0       03/30/05
       1       04/25/05                  10.00000            10.00000           10.00000
       2       05/25/05                  10.00000             9.97402            9.94985
       3       06/25/05                  10.00000             9.94648            9.89698
       4       07/25/05                  10.00000             9.92327            9.85268
       5       08/25/05                  10.00000             9.89394            9.79692
       6       09/25/05                  10.00000             9.86781            9.74755
       7       10/25/05                  10.00000             9.84816            9.71078
       8       11/25/05                  10.00000             9.81641            9.65122
       9       12/25/05                  10.00000             9.80016            9.62136
      10       01/25/06                  10.00000             9.77508            9.57496
      11       02/25/06                  10.00000             9.75080            9.53031
      12       03/25/06                  10.00000             9.76305            9.55455
      13       04/25/06                  10.00000             9.70267            9.44250
      14       05/25/06                  10.00000             9.69211            9.42419
      15       06/25/06                  10.00000             9.65723            9.36062
      16       07/25/06                  10.00000             9.65048            9.34972
      17       08/25/06                  10.00000             9.61188            9.27975
      18       09/25/06                  10.00000             9.58879            9.23886
      19       10/25/06                  10.00000             9.58438            9.23266
      20       11/25/06                  10.00000             9.54344            9.15923
      21       12/25/06                  10.00000             9.54420            9.16276
      22       01/25/07                  10.00000             9.51395            9.10945
      23       02/25/07                  10.00000             9.49225            9.07204
      24       03/25/07                  10.00000             9.54667            9.17358
      25       04/25/07                  10.00000             9.44922            8.99844
      26       05/25/07                  10.00000             9.45345            9.00862
      27       06/25/07                  10.00000             9.41054            8.93345
      28       07/25/07                  10.00000             9.41954            8.95235
      29       08/25/07                  10.00000             9.37114            8.86781
      30       09/25/07                  10.00000             9.35051            8.83355
      31       10/25/07                  10.00000             9.36061            8.85453
      32       11/25/07                  10.00000             9.31003            8.76695
      33       12/25/07                  10.00000             9.36959            8.87615
      34       01/25/08                  10.00000             9.58937            9.26975
      35       02/25/08                  10.00000             9.57973            9.25442
      36       03/25/08                  10.00000             9.83872            9.71458
      37       04/25/08                  10.00000             9.72469            9.51394
      38       05/25/08                  10.00000             9.77235            9.59907
      39       06/25/08                  10.00000             9.71875            9.50584
      40       07/25/08                  10.00000             9.81801            9.68101
      41       08/25/08                  10.00000             9.75366            9.56926
      42       09/25/08                  10.00000             9.74828            9.56089
      43       10/25/08                  10.00000             9.80587            9.66215
      44       11/25/08                  10.00000             9.73761            9.54445
      45       12/25/08                  10.00000             9.82668            9.69980
      46       01/25/09                  10.00000             9.80165            9.65726
      47       02/25/09                  10.00000             9.79879            9.65313
      48       03/25/09                  10.31160            10.31160           10.31160
      49       04/25/09                  10.00000             9.83455            9.71610
      50       05/25/09                  10.00000             9.90785            9.84225
      51       06/25/09                  10.00000             9.83625            9.72033
      52       07/25/09                  10.00000             9.91266            9.85117
      53       08/25/09                  10.00000             9.83076            9.71227
      54       09/25/09                  10.00000             9.83824            9.72561
      55       10/25/09                  10.00000             9.92406            9.87149
      56       11/25/09                  10.00000             9.83797            9.72641
      57       12/25/09                  10.05452            10.05452           10.05452
      58       01/25/10                  10.29749            10.29749           10.29749
      59       02/25/10                  10.30285            10.30285           10.30285
      60       03/25/10                  11.58779            11.58779           11.58779
      61       04/25/10                  10.46657            10.46657           10.46657
      62       05/25/10                  10.81564            10.81564           10.81564
      63       06/25/10                  10.48854            10.48854           10.48854
      64       07/25/10                  10.83834            10.83834           10.83834
      65       08/25/10                  10.48889            10.48888           10.48889
      66       09/25/10                  10.48936            10.48936           10.48936
      67       10/25/10                  10.83919            10.83919           10.83919
      68       11/25/10                  10.48971            10.48971           10.48971
      69       12/25/10                  10.87330            10.87330           10.87330
      70       01/25/11                  10.52646            10.52646           10.52646
      71       02/25/11                  10.52662            10.52662           10.52662
      72       03/25/11                  11.65465            11.65465           11.65465
      73       04/25/11                  10.52694            10.52694           10.52694
      74       05/25/11                  10.87801            10.87801           10.87801
      75       06/25/11                  10.52727            10.52727           10.52727
      76       07/25/11                  10.87835            10.87835           10.87835
      77       08/25/11                  10.52760            10.52760           10.52760
      78       09/25/11                  10.52776            10.52776           10.52776
      79       10/25/11                  10.87886            10.87885           10.87886
      80       11/25/11                  10.83943            10.83943           10.83943
      81       12/25/11                  11.21002            11.21002           11.21002
      82       01/25/12                  10.86034            10.86034           10.86034
      83       02/25/12                  10.86041            10.86041           10.86041
      84       03/25/12                  11.61017            11.61017           11.61017
      85       04/25/12                  10.86120            10.86120           10.86120
      86       05/25/12                  11.22332            11.22332           11.22332
      87       06/25/12                  10.86135            10.86135           10.86135
      88       07/25/12                  11.22348            11.22348           11.22348
      89       08/25/12                  10.86151            10.86151           10.86151
      90       09/25/12                  10.86159            10.86159           10.86159
      91       10/25/12                  11.22373            11.22373           11.22373
      92       11/25/12                  10.86175            10.86175           10.86175
      93       12/25/12                  11.22390            11.22390           11.22390
      94       01/25/13                  10.86192            10.86192           10.86192
      95       02/25/13                  10.86200            10.86200           10.86200
      96       03/25/13                  12.02588            12.02588           12.02588
      97       04/25/13                  10.86217            10.86217           10.86217
      98       05/25/13                  11.22433            11.22433           11.22433
      99       06/25/13                  10.86234            10.86234           10.86234
     100       07/25/13                  11.22451            11.22451           11.22451
     101       08/25/13                  10.86251            10.86251           10.86251
     102       09/25/13                  10.86260            10.86260           10.86260
     103       10/25/13                  11.22478            11.22478           11.22478
     104       11/25/13                  10.86278            10.86278           10.86278
     105       12/25/13                  11.22497            11.22497           11.22497
     106       01/25/14                  10.86296            10.86296           10.86296
     107       02/25/14                  10.86306            10.86306           10.86306
     108       03/25/14                  12.02706            12.02706           12.02706
     109       04/25/14                  10.86324            10.86324           10.86324
     110       05/25/14                  11.22545            11.22545           11.22545
     111       06/25/14                  10.86344            10.86344           10.86344
     112       07/25/14                  11.22565            11.22565           11.22565
     113       08/25/14                  10.86363            10.86363           10.86363
     114       09/25/14                  10.86373            10.86373           10.86373
     115       10/25/14                  11.22595            11.22595           11.22595
     116       11/25/14                  10.87063            10.87063           10.87063
     117       12/25/14                  11.24595            11.24595           11.24595
     118       01/25/15                  10.88742            10.88742           10.88742
     119       02/25/15                  10.88754            10.88754           10.88754
     120       03/25/15                  12.05419            12.05419           12.05419
     121       04/25/15                  10.88769            10.88769           10.88769
     122       05/25/15                  11.25065            11.25065           11.25065
     123       06/25/15                  10.88776            10.88776           10.88776
     124       07/25/15                  11.25072            11.25072           11.25072
     125       08/25/15                  10.88783            10.88783           10.88783
     126       09/25/15                  10.88787            10.88787           10.88787
     127       10/25/15                  11.25084            11.25084           11.25084
     128       11/25/15                  10.88794            10.88794           10.88794
     129       12/25/15                  11.25091            11.25091           11.25091
     130       01/25/16                  10.88802            10.88802           10.88802
     131       02/25/16                  10.88805            10.88805           10.88805
     132       03/25/16                  11.63899            11.63899           11.63899
     133       04/25/16                  10.88813            10.88813           10.88813
     134       05/25/16                  11.25110            11.25110           11.25110
     135       06/25/16                  10.88820            10.88820           10.88820
     136       07/25/16                  11.25118            11.25118           11.25118
     137       08/25/16                  10.88828            10.88828           10.88828
     138       09/25/16                  10.88832            10.88832           10.88832
     139       10/25/16                  11.25130            11.25130           11.25130
     140       11/25/16                  10.88840            10.88840           10.88840
     141       12/25/16                  11.25138            11.25138           11.25138
     142       01/25/17                  10.88848            10.88848           10.88848
     143       02/25/17                  10.88852            10.88852           10.88852
     144       03/25/17                  12.05519            12.05519           12.05519
     145       04/25/17                  10.88860            10.88860           10.88860
     146       05/25/17                  11.25159            11.25159           11.25159
     147       06/25/17                  10.88868            10.88868           10.88868
     148       07/25/17                  11.25168            11.25168           11.25168
     149       08/25/17                  10.88876            10.88876           10.88876
     150       09/25/17                  10.88880            10.88880           10.88880
     151       10/25/17                  11.25181            11.25181           11.25181
     152       11/25/17                  10.88889            10.88889           10.88889
     153       12/25/17                  11.25189            11.25189           11.25189
     154       01/25/18                  10.88897            10.88897           10.88897
     155       02/25/18                  10.88901            10.88901           10.88901
     156       03/25/18                  12.05574            12.05574           12.05574
     157       04/25/18                  10.88910            10.88910           10.88910
     158       05/25/18                  11.25212            11.25212           11.25212
     159       06/25/18                  10.88919            10.88919           10.88919
     160       07/25/18                  11.25221            11.25221           11.25221
     161       08/25/18                  10.88928            10.88928           10.88928
     162       09/25/18                  10.88932            10.88932           10.88932
     163       10/25/18                  11.25235            11.25235           11.25235
     164       11/25/18                  10.88942            10.88942           10.88941
     165       12/25/18                  11.25244            11.25244           11.25244
     166       01/25/19                  10.88951            10.88951           10.88951
     167       02/25/19                  10.88955            10.88955           10.88955
     168       03/25/19                  12.05634            12.05634           12.05634
     169       04/25/19                  10.88965            10.88965           10.88965
     170       05/25/19                  11.25269            11.25268           11.25268
     171       06/25/19                  10.88974            10.88974           10.88974
     172       07/25/19                  11.25278            11.25278           11.25278
     173       08/25/19                  10.88984            10.88984           10.88984
     174       09/25/19                  10.88989            10.88989           10.88989
     175       10/25/19                  11.25293            11.25293           11.25293
     176       11/25/19                  10.88999            10.88998           10.88999
     177       12/25/19                  11.25303            11.25303           11.25304
     178       01/25/20                  10.89009            10.89008           10.89008
     179       02/25/20                  10.89013            10.89013           10.89013
     180       03/25/20                  11.64123            11.64123           11.64123
     181       04/25/20                  10.89024            10.89024           10.89024
     182       05/25/20                  11.25330            11.25330           11.25330
     183       06/25/20                  10.89034            10.89034           10.89034
     184       07/25/20                  11.25340            11.25340           11.25340
     185       08/25/20                  10.89044            10.89044           10.89044
     186       09/25/20                  10.89050            10.89050           10.89050
     187       10/25/20                  11.25356            11.25357           11.25357
     188       11/25/20                  10.89060            10.89060           10.89060
     189       12/25/20                  11.25368            11.25368           11.25368
     190       01/25/21                  10.89071            10.89071           10.89071
     191       02/25/21                  10.89076            10.89076           10.89076
     192       03/25/21                  12.05769            12.05769           12.05769
     193       04/25/21                  10.89087            10.89087           10.89087
     194       05/25/21                  11.25396            11.25396           11.25396
     195       06/25/21                  10.89098            10.89098           10.89098
     196       07/25/21                  11.25408            11.25407           11.25408
     197       08/25/21                  10.89110            10.89110           10.89110
     198       09/25/21                  10.89116            10.89115           10.89115
     199       10/25/21                  11.25425            11.25425           11.25425
     200       11/25/21                  10.89127            10.89127           10.89127
     201       12/25/21                  11.25437            11.25437           11.25437
     202       01/25/22                  10.89139            10.89139           10.89139
     203       02/25/22                  10.89145            10.89145           10.89144
     204       03/25/22                  12.05845            12.05845           12.05845
     205       04/25/22                  10.89157            10.89156           10.89156
     206       05/25/22                  11.25468            11.25468           11.25468
     207       06/25/22                  10.89168            10.89169           10.89168
     208       07/25/22                  11.25480            11.25481           11.25480
     209       08/25/22                  10.89180            10.89181           10.89181
     210       09/25/22                  10.89187            10.89187           10.89187
     211       10/25/22                  11.25499            11.25500           11.25500
     212       11/25/22                  10.89200            10.89199           10.89200
     213       12/25/22                  11.25513            11.25513           11.25513
     214       01/25/23                  10.89213            10.89212           10.89212
     215       02/25/23                  10.89219            10.89219           10.89219
     216       03/25/23                  12.05927            12.05928           12.05928
     217       04/25/23                  10.89231            10.89232           10.89232
     218       05/25/23                  11.25545            11.25546           11.25546
     219       06/25/23                  10.89245            10.89245           10.89245
     220       07/25/23                  11.25560            11.25560           11.25560
     221       08/25/23                  10.89258            10.89258           10.89258
     222       09/25/23                  10.89265            10.89265           10.89265
     223       10/25/23                  11.25581            11.25581           11.25581
     224       11/25/23                  10.89279            10.89279           10.89279
     225       12/25/23                  11.25594            11.25595           11.25595
     226       01/25/24                  10.89292            10.89293           10.89293
     227       02/25/24                  10.89300            10.89299           10.89300
     228       03/25/24                  11.64432            11.64432           11.64431
     229       04/25/24                  10.89315            10.89314           10.89314
     230       05/25/24                  11.25631            11.25632           11.25632
     231       06/25/24                  10.89329            10.89329           10.89329
     232       07/25/24                  11.25648            11.25647           11.25647
     233       08/25/24                  10.89344            10.89343           10.89343
     234       09/25/24                  10.89352            10.89351           10.89351
     235       10/25/24                  11.25671            11.25670           11.25670
     236       11/25/24                  10.89365            10.89366           10.89366
     237       12/25/24                  11.25687            11.25686           11.25686
     238       01/25/25                  10.89382            10.89381           10.89381
     239       02/25/25                  10.89390            10.89389           10.89389
     240       03/25/25                  12.06118            12.06118           12.06118
     241       04/25/25                  10.89403            10.89405           10.89405
     242       05/25/25                  11.25725            11.25726           11.25727
     243       06/25/25                  10.89422            10.89421           10.89421
     244       07/25/25                  11.25744            11.25743           11.25743
     245       08/25/25                  10.89438            10.89437           10.89437
     246       09/25/25                  10.89445            10.89446           10.89445
     247       10/25/25                  11.25767            11.25769           11.25769
     248       11/25/25                  10.89461            10.89462           10.89462
     249       12/25/25                  11.25784            11.25787           11.25786
     250       01/25/26                  10.89480            10.89479           10.89479
     251       02/25/26                  10.89488            10.89488           10.89488
     252       03/25/26                  12.06227            12.06229           12.06229
     253       04/25/26                  10.89508            10.89506           10.89506
     254       05/25/26                  11.25833            11.25832           11.25832
     255       06/25/26                  10.89522            10.89524           10.89524
     256       07/25/26                  11.25852            11.25851           11.25851
     257       08/25/26                  10.89542            10.89542           10.89542
     258       09/25/26                  10.89554            10.89552           10.89552
     259       10/25/26                  11.25879            11.25880           11.25880
     260       11/25/26                  10.89571            10.89570           10.89570
     261       12/25/26                  11.25896            11.25900           11.25899
     262       01/25/27                  10.89592            10.89589           10.89590
     263       02/25/27                  10.89596            10.89599           10.89599
     264       03/25/27                  12.06353            12.06354           12.06354
     265       04/25/27                  10.89621            10.89619           10.89620
     266       05/25/27                  11.25949            11.25950           11.25951
     267       06/25/27                  10.89639            10.89641           10.89640
     268       07/25/27                  11.25971            11.25972           11.25973
     269       08/25/27                  10.89657            10.89662           10.89661
     270       09/25/27                  10.89670            10.89671           10.89672
     271       10/25/27                  11.26009            11.26005           11.26006
     272       11/25/27                  10.89690            10.89693           10.89694
     273       12/25/27                  11.26031            11.26029           11.26028
     274       01/25/28                  10.89719            10.89716           10.89716
     275       02/25/28                  10.89726            10.89727           10.89727
     276       03/25/28                  11.64894            11.64894           11.64893
     277       04/25/28                  10.89747            10.89750           10.89751
     278       05/25/28                  11.26084            11.26089           11.26088
     279       06/25/28                  10.89768            10.89775           10.89775
     280       07/25/28                  11.26110            11.26114           11.26113
     281       08/25/28                  10.89798            10.89801           10.89800
     282       09/25/28                  10.89815            10.89811           10.89812
     283       10/25/28                  11.26151            11.26153           11.26153
     284       11/25/28                  10.89840            10.89838           10.89838
     285       12/25/28                  11.26178            11.26181           11.26180
     286       01/25/29                  10.89866            10.89866           10.89865
     287       02/25/29                  10.89871            10.89877           10.89879
     288       03/25/29                  12.06669            12.06669           12.06667
     289       04/25/29                  10.89914            10.89908           10.89907
     290       05/25/29                  11.26250            11.26251           11.26252
     291       06/25/29                  10.89940            10.89937           10.89936
     292       07/25/29                  11.26277            11.26281           11.26283
     293       08/25/29                  10.89963            10.89966           10.89967
     294       09/25/29                  10.89977            10.89981           10.89982
     295       10/25/29                  11.26325            11.26332           11.26331
     296       11/25/29                  10.90011            10.90015           10.90014
     297       12/25/29                  11.26373            11.26366           11.26365
     298       01/25/30                  10.90045            10.90049           10.90047
     299       02/25/30                  10.90057            10.90067           10.90065
     300       03/25/30                  12.06864            12.06879           12.06877
     301       04/25/30                  10.90114            10.90100           10.90101
     302       05/25/30                  11.26451            11.26460           11.26457
     303       06/25/30                  10.90126            10.90142           10.90139
     304       07/25/30                  11.26513            11.26499           11.26496
     305       08/25/30                  10.90174            10.90177           10.90179
     306       09/25/30                  10.90219            10.90201           10.90199
     307       10/25/30                  11.26552            11.26563           11.26560
     308       11/25/30                  10.90253            10.90241           10.90242
     309       12/25/30                  11.26618            11.26610           11.26606
     310       01/25/31                  10.90295            10.90284           10.90287
     311       02/25/31                  10.90327            10.90308           10.90312
     312       03/25/31                  12.07157            12.07157           12.07157
     313       04/25/31                  10.90385            10.90359           10.90361
     314       05/25/31                  11.26725            11.26734           11.26733
     315       06/25/31                  10.90440            10.90412           10.90414
     316       07/25/31                  11.26806            11.26789           11.26790
     317       08/25/31                  10.90499            10.90472           10.90471
     318       09/25/31                  10.90501            10.90501           10.90502
     319       10/25/31                  11.26885            11.26888           11.26885
     320       11/25/31                  10.90602            10.90572           10.90566
     321       12/25/31                  11.26978            11.26952           11.26954
     322       01/25/32                  10.90674            10.90635           10.90637
     323       02/25/32                  10.90656            10.90669           10.90674
     324       03/25/32                  11.65961            11.65942           11.65934
     325       04/25/32                  10.90717            10.90759           10.90753
     326       05/25/32                  11.27130            11.27161           11.27157
     327       06/25/32                  10.90890            10.90843           10.90842
     328       07/25/32                  11.27301            11.27247           11.27256
     329       08/25/32                  10.90990            10.90939           10.90943
     330       09/25/32                  10.91014            10.91002           10.90997
     331       10/25/32                  11.27472            11.27413           11.27423
     332       11/25/32                  10.91063            10.91124           10.91115
     333       12/25/32                  11.27512            11.27558           11.27557
     334       01/25/33                  10.91296            10.91260           10.91253
     335       02/25/33                  10.91282            10.91335           10.91331
     336       03/25/33                  12.08312            12.08355           12.08348
     337       04/25/33                  10.91524            10.91518           10.91503
     338       05/25/33                  11.28005            11.27999           11.27989
     339       06/25/33                  10.91782            10.91703           10.91709
     340       07/25/33                  11.28303            11.28226           11.28222
     341       08/25/33                  10.91824            10.91966           10.91957
     342       09/25/33                  10.91958            10.92104           10.92109
     343       10/25/33                  11.28592            11.28703           11.28682
     344       11/25/33                  10.92322            10.92485           10.92462
     345       12/25/33                  11.28931            11.29091           11.29103
     346       01/25/34                  10.92986            10.92956           10.92924
     347       02/25/34                  10.92995            10.93217           10.93220
     348       03/25/34                  12.10960            12.10743           12.10734
     349       04/25/34                  10.93879            10.94030           10.94001
     350       05/25/34                  11.31327            11.30959           11.31015
     351       06/25/34                  10.95565            10.95212           10.95203
     352       07/25/34                  11.32846            11.32571           11.32627
     353       08/25/34                  10.97475            10.97424           10.97350
     354       09/25/34                  10.99970            10.99234           10.99189
     355       10/25/34                  11.37598            11.38785           11.38716
     356       11/25/34                  11.06976            11.07326           11.07170
     357       12/25/34                  11.50466             1.48579            0.21900
     358       01/25/35                  11.24696             1.44431            0.21174
     359       02/25/35                  11.43616             1.46019            0.21292

   Excess Spread Table

   Period          Date          Flat curve       Forward curve
   ------------------------------------------------------------

              1      04/25/05          2.9386%          2.8146%
              2      05/25/05          2.5449%          2.1762%
              3      06/25/05          2.4375%          1.9415%
              4      07/25/05          2.5280%          1.9151%
              5      08/25/05          2.4282%          1.6519%
              6      09/25/05          2.4268%          1.5411%
              7      10/25/05          2.5254%          1.5495%
              8      11/25/05          2.4264%          1.3177%
              9      12/25/05          2.5240%          1.4109%
             10      01/25/06          2.4788%          1.2128%
             11      02/25/06          2.4771%          1.2676%
             12      03/25/06          2.7722%          1.6370%
             13      04/25/06          2.4736%          1.1432%
             14      05/25/06          2.5708%          1.2371%
             15      06/25/06          2.4698%          1.0666%
             16      07/25/06          2.5671%          1.1910%
             17      08/25/06          2.4657%          1.0143%
             18      09/25/06          2.4636%          0.9859%
             19      10/25/06          2.5610%          1.1138%
             20      11/25/06          2.4591%          0.9371%
             21      12/25/06          2.5567%          1.0656%
             22      01/25/07          2.4544%          0.8991%
             23      02/25/07          2.4519%          0.8758%
             24      03/25/07          2.7500%          1.3319%
             25      04/25/07          2.4467%          0.8602%
             26      05/25/07          2.5445%          1.0065%
             27      06/25/07          2.4412%          0.8407%
             28      07/25/07          2.5393%          0.9874%
             29      08/25/07          2.4373%          0.8186%
             30      09/25/07          2.4361%          0.8047%
             31      10/25/07          2.5359%          0.9493%
             32      11/25/07          2.4336%          0.7754%
             33      12/25/07          2.5676%          1.0611%
             34      01/25/08          2.5110%          1.4354%
             35      02/25/08          2.5101%          1.4184%
             36      03/25/08          2.7598%          1.9959%
             37      04/25/08          2.5552%          1.6556%
             38      05/25/08          2.6370%          1.7632%
             39      06/25/08          2.5482%          1.6026%
             40      07/25/08          2.6538%          1.7807%
             41      08/25/08          2.5525%          1.5983%
             42      09/25/08          2.5515%          1.5824%
             43      10/25/08          2.6553%          1.7343%
             44      11/25/08          2.5568%          1.5554%
             45      12/25/08          2.6609%          1.7253%
             46      01/25/09          2.5623%          1.6063%
             47      02/25/09          2.5652%          1.5953%
             48      03/25/09          2.8735%          2.1231%
             49      04/25/09          2.5713%          1.5991%
             50      05/25/09          2.6781%          1.7514%
             51      06/25/09          2.5813%          1.5763%
             52      07/25/09          2.6887%          1.7600%
             53      08/25/09          2.5922%          1.5789%
             54      09/25/09          2.6013%          1.5878%
             55      10/25/09          2.7101%          1.7622%
             56      11/25/09          2.6138%          1.5869%
             57      12/25/09          2.7375%          1.8754%
             58      01/25/10          2.6362%          1.8729%
             59      02/25/10          2.6429%          1.8818%
             60      03/25/10          2.9563%          2.4769%
             61      04/25/10          2.6562%          1.9582%
             62      05/25/10          2.7656%          2.1341%
             63      06/25/10          2.6708%          1.9663%
             64      07/25/10          2.7806%          2.1566%
             65      08/25/10          2.6864%          1.9842%
             66      09/25/10          2.6945%          1.9868%
             67      10/25/10          2.8050%          2.1633%
             68      11/25/10          2.7115%          1.9914%
             69      12/25/10          2.8216%          2.1798%
             70      01/25/11          2.7282%          2.0413%
             71      02/25/11          2.7369%          2.0433%
             72      03/25/11          3.0514%          2.5985%
             73      04/25/11          2.7553%          2.0731%
             74      05/25/11          2.8667%          2.2564%
             75      06/25/11          2.7750%          2.0884%
             76      07/25/11          2.8869%          2.2873%
             77      08/25/11          2.7958%          2.1154%
             78      09/25/11          2.5050%          1.8177%
             79      10/25/11          2.6279%          2.0096%
             80      11/25/11          2.5371%          1.9485%
             81      12/25/11          2.6616%          2.1616%
             82      01/25/12          2.5627%          2.0326%
             83      02/25/12          2.5762%          2.0369%
             84      03/25/12          2.8119%          2.4528%
             85      04/25/12          2.6046%          2.0800%
             86      05/25/12          2.7303%          2.2765%
             87      06/25/12          2.6351%          2.0999%
             88      07/25/12          2.7613%          2.3248%
             89      08/25/12          2.6658%          2.1422%
             90      09/25/12          2.6813%          2.1520%
             91      10/25/12          2.8079%          2.3555%
             92      11/25/12          2.7142%          2.1844%
             93      12/25/12          2.8419%          2.4049%
             94      01/25/13          2.7494%          2.2729%
             95      02/25/13          2.7680%          2.2873%
             96      03/25/13          3.1181%          2.9109%
             97      04/25/13          2.8073%          2.3484%
             98      05/25/13          2.9382%          2.5570%
             99      06/25/13          2.8496%          2.3864%
            100      07/25/13          2.9820%          2.6218%
            101      08/25/13          2.8950%          2.4483%
            102      09/25/13          2.9191%          2.4715%
            103      10/25/13          3.0530%          2.6904%
            104      11/25/13          2.9675%          2.5266%
            105      12/25/13          3.1029%          2.7623%
            106      01/25/14          3.0194%          2.6311%
            107      02/25/14          3.0469%          2.6614%
            108      03/25/14          3.4051%          3.3040%
            109      04/25/14          3.1051%          2.7483%
            110      05/25/14          3.2459%          2.9767%
            111      06/25/14          3.1682%          2.8199%
            112      07/25/14          3.3115%          3.0710%
            113      08/25/14          3.2366%          2.9124%
            114      09/25/14          3.2730%          2.9562%
            115      10/25/14          3.4206%          3.1975%
            116      11/25/14          3.3502%          3.0552%
            117      12/25/14          3.5003%          3.3187%
            118      01/25/15          3.4324%          3.2035%
            119      02/25/15          3.4780%          3.2597%
            120      03/25/15          3.8550%          3.9322%
            121      04/25/15          3.5763%          3.3985%
            122      05/25/15          3.7390%          3.6592%
            123      06/25/15          3.6848%          3.5342%
            124      07/25/15          3.8529%          3.8183%
            125      08/25/15          3.8044%          3.6944%
            126      09/25/15          3.8688%          3.7757%
            127      10/25/15          4.0463%          4.0598%
            128      11/25/15          4.0078%          3.9549%
            129      12/25/15          4.1927%          4.2592%
            130      01/25/16          4.1623%          4.1844%
            131      02/25/16          4.2459%          4.2930%
            132      03/25/16          4.5539%          4.8228%
            133      04/25/16          4.4279%          4.5406%
            134      05/25/16          4.6367%          4.8684%
            135      06/25/16          4.6319%          4.8042%
            136      07/25/16          4.8531%          5.1589%
            137      08/25/16          4.8618%          5.1105%
            138      09/25/16          4.9879%          5.2707%
            139      10/25/16          5.2320%          5.6427%
            140      11/25/16          5.2657%          5.6303%
            141      12/25/16          5.5289%          6.0382%
            142      01/25/17          5.5835%          6.0782%
            143      02/25/17          5.7599%          6.3029%
            144      03/25/17          6.2789%          7.1710%
            145      04/25/17          6.1542%          6.8234%
            146      05/25/17          6.4849%          7.3060%
            147      06/25/17          6.6146%          7.4108%
            148      07/25/17          6.9845%          7.9603%
            149      08/25/17          7.1582%          8.1166%
            150      09/25/17          7.4681%          8.5067%
            151      10/25/17          7.9178%          9.1398%
            152      11/25/17          8.1827%          9.4111%
            153      12/25/17          8.7069%         10.1429%
            154      01/25/18          9.0580%         10.5407%
            155      02/25/18          9.5732%         11.1783%
            156      03/25/18         10.4818%         12.5204%
            157      04/25/18         10.8086%         12.7091%
            158      05/25/18         11.6668%         13.8166%
            159      06/25/18         12.4186%         14.6470%
            160      07/25/18         13.5300%         16.0538%
            161      08/25/18         14.5987%         17.2255%
            162      09/25/18         16.0045%         18.8411%
            163      10/25/18         17.8189%         20.9681%
            164      11/25/18         19.8183%         23.0898%
            165      12/25/18         22.6035%         26.1629%
            166      01/25/19         25.9966%         29.5836%
            167      02/25/19         30.7780%         34.2712%
            168      03/25/19         38.0189%         41.2284%
            169      04/25/19         48.5558%         49.6384%
            170      05/25/19         68.2257%         63.7180%
            171      06/25/19        113.7203%         87.5937%
            172      07/25/19        340.7376%        139.8179%


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 2005-04 - Price/Yield - A1 < Forward Curve >

Balance                  $185,000,000.00    Delay              0
Coupon                   L+11               Dated              3/30/2005
Settle                   3/30/2005          First Payment      4/25/2005

PAR Price
           Prepay             10 CPR             15 CPR             20 CPR             25 CPR             30 CPR            35 CPR
                  -----------------------------------------------------------------------------------------------------------------
            Yield              4.379              4.189              4.052              3.941              3.848             3.765
                  -----------------------------------------------------------------------------------------------------------------
      Disc Margin                 11                 11                 11                 11                 11                11
                  -----------------------------------------------------------------------------------------------------------------
              WAL               3.26               2.15               1.58               1.23               1.00              0.83
                  -----------------------------------------------------------------------------------------------------------------
         Mod Durn               2.96               2.02               1.51               1.19               0.97              0.82
                  -----------------------------------------------------------------------------------------------------------------
 Principal Window      Apr05 - Oct12      Apr05 - Mar10      Apr05 - Nov08      Apr05 - Jan08      Apr05 - Jun07     Apr05 - Feb07
                  -----------------------------------------------------------------------------------------------------------------


Forward Curve 2/28
          1MLibor   2.86012 3.08692 3.20993 3.35254 3.49118 3.59777 3.71936 3.81706 3.87348 4.03204 3.97728 4.03246 4.09564 4.14537
                    4.17343 4.19836 4.22437 4.25045 4.27206 4.29568 4.32152 4.34852 4.36945 4.37624 4.38079 4.38787 4.39761 4.40618
                    4.41782 4.43095 4.44386 4.45917 4.47570 4.49297 4.51328 4.53208 4.54982 4.56762 4.58550 4.60227 4.62078 4.63524
                    4.65052 4.66629 4.67978 4.69402 4.70758 4.72163 4.74311 4.76422 4.78013 4.79548 4.80983 4.82082 4.83008 4.83780
                    4.84286 4.84725 4.84724 4.84813 4.85458 4.86087 4.86709 4.87386 4.88143 4.88913 4.89767 4.90496 4.91364 4.92344
                    4.93225 4.93986 4.94873 4.95352 4.96226 4.97120 4.97908 4.98909 4.99932 5.00961 5.02063 5.03277 5.04534 5.05715
                    5.06988 5.08134 5.09422 5.10346 5.11485 5.12582 5.13461 5.14468 5.15395 5.16231 5.17202 5.17914 5.19009 5.20098
                    5.21220 5.22078 5.23051 5.23918 5.24674 5.25547 5.26030 5.26741 5.27355 5.27800 5.28693 5.29508 5.30332 5.31035
                    5.31872 5.32378 5.33006 5.33660 5.34063 5.34612 5.35054 5.35393 5.36146 5.36890 5.37292 5.37915 5.38545 5.38983
                    5.39454 5.39942 5.40319 5.40839 5.41036 5.41375 5.41977 5.42213 5.42764 5.43266 5.43592 5.44120 5.44584 5.45002
                    5.45457 5.45965 5.46442 5.46820 5.47593 5.48044 5.48648 5.49137 5.49528 5.50051 5.50179 5.50631 5.50884 5.50905
                    5.51173 5.51249 5.51807 5.52171 5.52662 5.52749 5.53114 5.53356 5.53368 5.53538 5.53572 5.53509 5.53559 5.53321
                    5.53555 5.53767 5.53987 5.53947 5.54076 5.54077 5.53991 5.54027 5.53683 5.53640 5.53456 5.53124 5.53326 5.53492
                    5.53346 5.53485 5.53618 5.53570 5.53596 5.53655 5.53619 5.53742 5.53557 5.53492 5.53586 5.53541 5.53444 5.53380
                    5.53348 5.53261 5.53205 5.52972 5.52903 5.52859 5.52636 5.52412 5.52468 5.52090 5.52046 5.51896 5.51572 5.51453
                    5.51232 5.50963 5.50729 5.50524 5.50261 5.49876 5.49771 5.49357 5.49148 5.48834 5.48474 5.48259 5.47712 5.47535
                    5.47193 5.46580 5.46385 5.45988 5.45512 5.45157 5.44812 5.44258 5.43907 5.43449 5.42947 5.42583 5.41897 5.41544
                    5.41066 5.40397 5.39979 5.39472 5.39007 5.38471 5.38091 5.37447 5.37038 5.36656 5.36092 5.35745 5.35314 5.34794
                    5.34522 5.34155 5.33652 5.33330 5.33040 5.32602 5.32264 5.31970 5.31608 5.31402 5.30939 5.30626 5.30470 5.30193
                    5.29892 5.29643 5.29440 5.29204 5.29014 5.28686 5.28530 5.28413 5.28152 5.27948 5.27903 5.27636 5.27575 5.27442
                    5.27283 5.27286 5.26993 5.27022 5.26978 5.26793 5.26812 5.26649 5.26726 5.26658 5.26754 5.26553 5.26669 5.26719
                    5.26626 5.26734 5.26776 5.26790 5.26970 5.26743 5.26485 5.26213 5.25974 5.25558 5.25348 5.25062 5.24753 5.24598
                    5.24156 5.24037 5.23836 5.23467 5.23341 5.23143 5.22989 5.22768 5.22704 5.22388 5.22279 5.22210 5.21965 5.21920
                    5.21806 5.21630 5.21614 5.21530 5.21419 5.21358 5.21342 5.21299 5.21303 5.21167 5.21192 5.21265 5.21196 5.21137
                    5.21352 5.21200 5.21358 5.21454 5.21407 5.21557 5.21645 5.21703 5.21807 5.21961 5.22089 5.22107 5.22401 5.22443
                    5.22681 5.22859 5.23006 5.23322 5.23337 5.23659 5.23930 5.24051 5.24368 5.24456 5.24661

          6MLibor   3.28567 3.43833 3.55583 3.66791 3.78690 3.86753 3.93938 4.00576 4.05994 4.11124 4.14006 4.18224 4.21952 4.24824
                    4.27426 4.30061 4.32370 4.34848 4.36908 4.38764 4.40343 4.41763 4.42679 4.43523 4.44537 4.45535 4.46768 4.48109
                    4.49562 4.51295 4.52923 4.54634 4.56457 4.58363 4.60200 4.62234 4.63852 4.65536 4.67280 4.68799 4.70379 4.71882
                    4.73245 4.74859 4.76665 4.78236 4.79948 4.81783 4.83435 4.84887 4.86159 4.87228 4.88201 4.88760 4.89155 4.89602
                    4.90003 4.90410 4.90796 4.91436 4.92198 4.92977 4.93654 4.94433 4.95343 4.96172 4.96923 4.97923 4.98630 4.99492
                    5.00349 5.01097 5.01999 5.02830 5.03816 5.04777 5.05832 5.07003 5.08081 5.09309 5.10516 5.11896 5.12967 5.14177
                    5.15432 5.16451 5.17557 5.18564 5.19579 5.20650 5.21415 5.22319 5.23253 5.24318 5.25258 5.26258 5.27354 5.28321
                    5.29365 5.30042 5.30886 5.31669 5.32211 5.32889 5.33496 5.34316 5.35020 5.35879 5.36643 5.37366 5.38146 5.38703
                    5.39344 5.39849 5.40300 5.40873 5.41494 5.41976 5.42509 5.43162 5.43812 5.44341 5.44824 5.45385 5.45996 5.46316
                    5.46678 5.47223 5.47492 5.47945 5.48353 5.48769 5.49299 5.49697 5.50219 5.50643 5.51085 5.51633 5.51974 5.52543
                    5.53013 5.53597 5.54150 5.54646 5.55368 5.55661 5.56205 5.56628 5.56813 5.57127 5.57158 5.57539 5.57736 5.58100
                    5.58392 5.58732 5.59226 5.59416 5.59684 5.59777 5.59971 5.60120 5.59972 5.60002 5.60005 5.60115 5.60152 5.60175
                    5.60408 5.60515 5.60666 5.60473 5.60493 5.60419 5.60155 5.60078 5.59979 5.59926 5.59863 5.59892 5.60037 5.60047
                    5.60006 5.60122 5.60274 5.60156 5.60071 5.60105 5.60085 5.60056 5.59885 5.59921 5.59990 5.59959 5.59793 5.59702
                    5.59683 5.59527 5.59279 5.59179 5.59001 5.58889 5.58716 5.58503 5.58452 5.58160 5.58049 5.57790 5.57512 5.57363
                    5.56995 5.56771 5.56468 5.56232 5.55937 5.55595 5.55496 5.55011 5.54806 5.54532 5.54028 5.53708 5.53232 5.52916
                    5.52432 5.51959 5.51662 5.51230 5.50788 5.50398 5.50052 5.49427 5.49041 5.48578 5.47973 5.47472 5.46816 5.46435
                    5.45873 5.45362 5.44925 5.44432 5.44015 5.43460 5.43030 5.42467 5.42006 5.41608 5.41158 5.40760 5.40312 5.39941
                    5.39654 5.39236 5.38818 5.38513 5.38276 5.37821 5.37432 5.37157 5.36847 5.36558 5.36146 5.35956 5.35821 5.35600
                    5.35282 5.35054 5.34908 5.34657 5.34380 5.34181 5.34009 5.33879 5.33675 5.33529 5.33545 5.33262 5.33225 5.33153
                    5.32979 5.32932 5.32659 5.32713 5.32618 5.32609 5.32538 5.32513 5.32656 5.32573 5.32619 5.32558 5.32662 5.32780
                    5.32654 5.32631 5.32511 5.32399 5.32163 5.31805 5.31622 5.31369 5.31184 5.30750 5.30561 5.30329 5.29969 5.29731
                    5.29376 5.29278 5.29028 5.28852 5.28713 5.28535 5.28438 5.28203 5.28091 5.27867 5.27743 5.27661 5.27510 5.27452
                    5.27324 5.27243 5.27252 5.27229 5.27104 5.27066 5.27114 5.27057 5.26934 5.26975 5.26948 5.27008 5.27042 5.27045
                    5.27211 5.27200 5.27346 5.27390 5.27448 5.27627 5.27621 5.27787 5.27877 5.28060 5.28216 5.28341 5.28709 5.28736
                    5.29004 5.29254 5.29388 5.29652 5.29686 5.30003 5.30152 5.30363 5.30452 5.30562 5.30803

         1Y Libor   3.64264 3.75686 3.84240 3.92719 4.00311 4.06459 4.12371 4.17002 4.21237 4.25251 4.27751 4.31214 4.33958 4.36506
                    4.38566 4.40641 4.42334 4.44038 4.45694 4.47114 4.48563 4.49930 4.51193 4.52562 4.53852 4.55233 4.56769 4.58428
                    4.60110 4.62065 4.63698 4.65465 4.67348 4.69042 4.70819 4.72545 4.74069 4.75788 4.77639 4.79187 4.80846 4.82577
                    4.84180 4.85723 4.87244 4.88650 4.90102 4.91250 4.92265 4.93255 4.94091 4.94871 4.95545 4.96162 4.96791 4.97454
                    4.97964 4.98573 4.99251 5.00004 5.00740 5.01709 5.02350 5.03215 5.04142 5.04916 5.05805 5.06692 5.07611 5.08532
                    5.09488 5.10513 5.11506 5.12534 5.13685 5.14959 5.15959 5.17196 5.18461 5.19557 5.20771 5.21968 5.23065 5.24289
                    5.25248 5.26214 5.27246 5.28314 5.29312 5.30343 5.31335 5.32323 5.33409 5.34205 5.35163 5.36079 5.36877 5.37735
                    5.38547 5.39338 5.40135 5.41018 5.41673 5.42392 5.43115 5.43812 5.44514 5.45177 5.45790 5.46482 5.47258 5.47736
                    5.48330 5.48918 5.49517 5.50074 5.50607 5.51177 5.51824 5.52265 5.52793 5.53402 5.53681 5.54260 5.54812 5.55138
                    5.55628 5.56115 5.56519 5.56963 5.57357 5.57903 5.58310 5.58798 5.59317 5.59843 5.60337 5.60882 5.61505 5.61863
                    5.62444 5.63003 5.63306 5.63729 5.64086 5.64431 5.64822 5.65270 5.65457 5.65813 5.66083 5.66386 5.66610 5.66816
                    5.67113 5.67410 5.67576 5.67649 5.67787 5.67872 5.68011 5.68097 5.68122 5.68216 5.68341 5.68230 5.68281 5.68232
                    5.68217 5.68276 5.68370 5.68154 5.68155 5.68154 5.68069 5.68035 5.67919 5.67996 5.68086 5.67974 5.68004 5.68027
                    5.67952 5.68040 5.68031 5.67967 5.67980 5.68024 5.67886 5.67824 5.67701 5.67663 5.67575 5.67552 5.67309 5.67226
                    5.67173 5.66940 5.66778 5.66559 5.66428 5.66240 5.65988 5.65818 5.65613 5.65321 5.65136 5.64877 5.64559 5.64335
                    5.64119 5.63702 5.63474 5.63273 5.62787 5.62441 5.62229 5.61739 5.61421 5.61068 5.60595 5.60233 5.59713 5.59392
                    5.58969 5.58310 5.58042 5.57600 5.57010 5.56577 5.56086 5.55520 5.55066 5.54608 5.54014 5.53503 5.52910 5.52471
                    5.51953 5.51392 5.50939 5.50498 5.50100 5.49563 5.49119 5.48608 5.48234 5.47821 5.47358 5.47015 5.46691 5.46239
                    5.45903 5.45541 5.45144 5.44862 5.44544 5.44180 5.43918 5.43704 5.43346 5.43081 5.42764 5.42564 5.42382 5.42187
                    5.41893 5.41727 5.41571 5.41346 5.41244 5.40922 5.40852 5.40788 5.40536 5.40455 5.40312 5.40169 5.40122 5.40120
                    5.39934 5.39917 5.39827 5.39834 5.39809 5.39754 5.39790 5.39878 5.39885 5.39792 5.39754 5.39646 5.39599 5.39481
                    5.39296 5.39172 5.39046 5.38717 5.38511 5.38182 5.37917 5.37687 5.37422 5.37115 5.36914 5.36744 5.36441 5.36228
                    5.35968 5.35825 5.35636 5.35416 5.35302 5.35186 5.35082 5.34908 5.34787 5.34590 5.34568 5.34554 5.34354 5.34325
                    5.34302 5.34212 5.34136 5.34184 5.34047 5.34078 5.34158 5.34092 5.34115 5.34110 5.34192 5.34245 5.34272 5.34386
                    5.34464 5.34527 5.34665 5.34783 5.34875 5.35047 5.35280 5.35315 5.35523 5.35784 5.35891 5.36095 5.36284 5.36453
                    5.36681 5.36957 5.37015 5.37226 5.37359 5.37538 5.37679 5.37769 5.37915 5.38095 5.38172

           1Y CMT   3.2639 3.3767 3.4649 3.5453 3.6233 3.6827 3.7408 3.7891 3.8317 3.8698 3.8965 3.9316 3.9605 3.9876 4.0084 4.0281
                    4.0438 4.0597 4.0754 4.0887 4.1028 4.1161 4.1284 4.1412 4.1519 4.1628 4.175 4.1885 4.2024 4.2185 4.2327 4.2477
                    4.264 4.2785 4.294 4.3091 4.322 4.3385 4.3565 4.3716 4.3878 4.4049 4.4208 4.4361 4.4514 4.4655 4.4803 4.492
                    4.5026 4.5147 4.5221 4.5297 4.5365 4.5426 4.5486 4.5548 4.5594 4.5649 4.5713 4.5774 4.584 4.592 4.5997 4.6078
                    4.6172 4.6241 4.6326 4.6411 4.6499 4.6587 4.6682 4.6777 4.6871 4.697 4.7076 4.72 4.7294 4.7416 4.7546 4.7647
                    4.7767 4.7885 4.7993 4.8117 4.8212 4.8306 4.8406 4.851 4.8607 4.8708 4.8808 4.8901 4.9007 4.9085 4.9179 4.9268
                    4.9346 4.943 4.9509 4.9586 4.9664 4.975 4.981 4.9883 4.9952 5.0019 5.0087 5.015 5.0209 5.0276 5.0346 5.0396
                    5.0453 5.051 5.0567 5.062 5.067 5.0724 5.0786 5.0827 5.0877 5.0946 5.0985 5.1047 5.1114 5.1149 5.1205 5.1261
                    5.1307 5.1358 5.1409 5.1464 5.151 5.1565 5.1622 5.1681 5.1733 5.1798 5.1873 5.1911 5.1971 5.2035 5.2075 5.213
                    5.2174 5.2221 5.2263 5.2315 5.2341 5.2385 5.2421 5.2458 5.2492 5.252 5.2554 5.2592 5.2616 5.2628 5.2653 5.267
                    5.2692 5.2708 5.2719 5.2735 5.2756 5.2752 5.2765 5.2767 5.2773 5.2786 5.2798 5.2788 5.2795 5.2802 5.2795 5.2802
                    5.2796 5.281 5.2824 5.2818 5.2827 5.2837 5.2841 5.2853 5.286 5.286 5.2869 5.2881 5.2874 5.2875 5.2871 5.2874
                    5.2873 5.2878 5.2861 5.286 5.2866 5.2846 5.2837 5.2822 5.2817 5.2805 5.2791 5.2778 5.2764 5.2743 5.2731 5.2713
                    5.2684 5.2673 5.2663 5.2625 5.2605 5.2589 5.255 5.2528 5.2514 5.2472 5.2448 5.242 5.238 5.2351 5.2305 5.2282
                    5.2252 5.2198 5.2169 5.2132 5.208 5.2044 5.2002 5.1953 5.1914 5.1875 5.1818 5.1778 5.1725 5.1688 5.1642 5.1592
                    5.1553 5.1511 5.1473 5.1421 5.1379 5.1329 5.1294 5.1255 5.121 5.1178 5.1147 5.1104 5.1073 5.1038 5.1001 5.0974
                    5.0944 5.091 5.0886 5.0866 5.0832 5.0808 5.0778 5.076 5.0744 5.0726 5.0699 5.0684 5.067 5.065 5.0641 5.0611
                    5.0606 5.0602 5.0578 5.0572 5.056 5.0548 5.0545 5.0547 5.053 5.053 5.0523 5.0526 5.0525 5.0522 5.0527 5.0538
                    5.0541 5.0536 5.0537 5.0531 5.053 5.0523 5.0509 5.0501 5.0493 5.0465 5.0448 5.042 5.0397 5.0376 5.0351 5.0323
                    5.0305 5.0289 5.0261 5.0242 5.0218 5.0205 5.0188 5.0168 5.0159 5.0149 5.0141 5.0125 5.0115 5.0097 5.0097 5.0098
                    5.008 5.0079 5.0078 5.0071 5.0066 5.0072 5.0061 5.0066 5.0076 5.0071 5.0075 5.0077 5.0087 5.0094 5.0099 5.0112
                    5.0122 5.013 5.0146 5.016 5.0171 5.019 5.0215 5.0221 5.0244 5.0272 5.0284 5.0307 5.0328 5.0348 5.0374 5.0405
                    5.0414 5.0438 5.0455 5.0476 5.0494 5.0506 5.0524 5.0546
Optional Redemption     Mat          Mat          Mat          Mat          Mat          Mat


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 2005-04 - Price/Yield - A1 < Flat Curve >

Balance             $185,000,000.00     Delay           0
Coupon              L+11                Dated           3/30/2005
Settle              3/30/2005           First Payment   4/25/2005

     PAR Price
             Prepay         10 CPR          15 CPR         20 CPR         25 CPR         30 CPR          35 CPR
                    --------------------------------------------------------------------------------------------
              Yield          2.843           2.843          2.843          2.843          2.843           2.843
                    --------------------------------------------------------------------------------------------
        Disc Margin             11              11             11             11             11              11
                    --------------------------------------------------------------------------------------------
                WAL           3.25            2.15           1.58           1.23           1.00            0.83
                    --------------------------------------------------------------------------------------------
           Mod Durn           3.05            2.06           1.54           1.21           0.98            0.82
                    --------------------------------------------------------------------------------------------
   Principal Window  Apr05 - Oct12   Apr05 - Mar10  Apr05 - Nov08  Apr05 - Jan08  Apr05 - Jun07   Apr05 - Feb07
                    --------------------------------------------------------------------------------------------

    Flat Curve 2/28
            1MLibor         2.7163
            6MLibor         3.1600
           1Y Libor         3.5300
             1Y CMT            3.2
Optional Redemption            Mat             Mat            Mat            Mat            Mat             Mat


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-05-04
All indices = 20%


                           30CPR       20CPR         15 CPR
                           EFFECTIVE   EFFECTIVE     EFFECTIVE
Period     Date            WAC CAP     WAC CAP       WAC CAP
Total

    0     03/30/05
    1     04/25/05         10.00000    10.00000      10.00000
    2     05/25/05         10.00000     9.94985       9.92727
    3     06/25/05         10.00000     9.89698       9.85096
    4     07/25/05         10.00000     9.85268       9.78740
    5     08/25/05         10.00000     9.79692       9.70766
    6     09/25/05         10.00000     9.74755       9.63749
    7     10/25/05         10.00000     9.71078       9.58572
    8     11/25/05         10.00000     9.65122       9.50162
    9     12/25/05         10.00000     9.62136       9.46027
   10     01/25/06         10.00000     9.57496       9.39560
   11     02/25/06         10.00000     9.53031       9.33372
   12     03/25/06         10.00000     9.55455       9.36962
   13     04/25/06         10.00000     9.44250       9.21294
   14     05/25/06         10.00000     9.42419       9.18903
   15     06/25/06         10.00000     9.36062       9.10163
   16     07/25/06         10.00000     9.34972       9.08846
   17     08/25/06         10.00000     9.27975       8.99276
   18     09/25/06         10.00000     9.23886       8.93806
   19     10/25/06         10.00000     9.23266       8.93189
   20     11/25/06         10.00000     9.15923       8.83238
   21     12/25/06         10.00000     9.16276       8.83995
   22     01/25/07         10.00000     9.10945       8.76892
   23     02/25/07         10.00000     9.07204       8.72012
   24     03/25/07         10.00000     9.17358       8.86276
   25     04/25/07         10.00000     8.99844       8.62485
   26     05/25/07         10.00000     9.00862       8.64188
   27     06/25/07         10.00000     8.93345       8.54216
   28     07/25/07         10.00000     8.95235       8.57117
   29     08/25/07         10.00000     8.86781       8.45928
   30     09/25/07         10.00000     8.83355       8.41616
   31     10/25/07         10.00000     8.85453       8.44804
   32     11/25/07         10.00000     8.76695       8.33301
   33     12/25/07         10.00000     8.87615       8.48393
   34     01/25/08         10.00000     9.26975       9.01701
   35     02/25/08         10.00000     9.25442       8.99853
   36     03/25/08         10.00000     9.71458       9.61743
   37     04/25/08         10.00000     9.51394       9.34989
   38     05/25/08         10.00000     9.59907       9.46488
   39     06/25/08         10.00000     9.50584       9.34184
   40     07/25/08         10.00000     9.68101       9.57602
   41     08/25/08         10.00000     9.56926       9.42868
   42     09/25/08         10.00000     9.56089       9.41878
   43     10/25/08         10.00000     9.66215       9.55374
   44     11/25/08         10.00000     9.54445       9.39949
   45     12/25/08         10.00000     9.69980       9.60507
   46     01/25/09         10.00000     9.65726       9.55002
   47     02/25/09         10.00000     9.65313       9.54552
   48     03/25/09         10.31160    10.31160      10.31160
   49     04/25/09         10.00000     9.71610       9.62950
   50     05/25/09         10.00000     9.84225       9.79453
   51     06/25/09         10.00000     9.72033       9.63645
   52     07/25/09         10.00000     9.85117       9.80691
   53     08/25/09         10.00000     9.71227       9.62743
   54     09/25/09         10.00000     9.72561       9.64540
   55     10/25/09         10.00000     9.87149       9.83425
   56     11/25/09         10.00000     9.72641       9.64779
   57     12/25/09         10.05452    10.05452      10.05452
   58     01/25/10         10.29749    10.29749      10.29749
   59     02/25/10         10.30285    10.30285      10.30285
   60     03/25/10         11.58779    11.58779      11.58779
   61     04/25/10         10.46657    10.46657      10.46657
   62     05/25/10         10.81564    10.81564      10.81564
   63     06/25/10         10.48854    10.48854      10.48854
   64     07/25/10         10.83834    10.83834      10.83834
   65     08/25/10         10.48889    10.48889      10.48889
   66     09/25/10         10.48936    10.48936      10.48936
   67     10/25/10         10.83919    10.83919      10.83919
   68     11/25/10         10.48971    10.48971      10.48971
   69     12/25/10         10.87330    10.87330      10.87330
   70     01/25/11         10.52646    10.52646      10.52646
   71     02/25/11         10.52662    10.52662      10.52662
   72     03/25/11         11.65465    11.65465      11.65465
   73     04/25/11         10.52694    10.52694      10.52694
   74     05/25/11         10.87801    10.87801      10.87801
   75     06/25/11         10.52727    10.52727      10.52727
   76     07/25/11         10.87835    10.87835      10.87835
   77     08/25/11         10.52760    10.52760      10.52760
   78     09/25/11         10.52776    10.52776      10.52776
   79     10/25/11         10.87886    10.87886      10.87885
   80     11/25/11         10.83943    10.83943      10.83943
   81     12/25/11         11.21002    11.21002      11.21002
   82     01/25/12         10.86034    10.86034      10.86034
   83     02/25/12         10.86041    10.86041      10.86041
   84     03/25/12         11.61017    11.61017      11.61017
   85     04/25/12         10.86120    10.86120      10.86120
   86     05/25/12         11.22332    11.22332      11.22332
   87     06/25/12         10.86135    10.86135      10.86135
   88     07/25/12         11.22348    11.22348      11.22348
   89     08/25/12         10.86151    10.86151      10.86151
   90     09/25/12         10.86159    10.86159      10.86159
   91     10/25/12         11.22373    11.22373      11.22373
   92     11/25/12         10.86175    10.86175      10.86175
   93     12/25/12         11.22390    11.22390      11.22390
   94     01/25/13         10.86192    10.86192      10.86192
   95     02/25/13         10.86200    10.86200      10.86200
   96     03/25/13         12.02588    12.02588      12.02588
   97     04/25/13         10.86217    10.86217      10.86217
   98     05/25/13         11.22433    11.22433      11.22433
   99     06/25/13         10.86234    10.86234      10.86234
  100     07/25/13         11.22451    11.22451      11.22451
  101     08/25/13         10.86251    10.86251      10.86251
  102     09/25/13         10.86260    10.86260      10.86260
  103     10/25/13         11.22478    11.22478      11.22478
  104     11/25/13         10.86278    10.86278      10.86278
  105     12/25/13         11.22497    11.22497      11.22497
  106     01/25/14         10.86296    10.86296      10.86296
  107     02/25/14         10.86306    10.86306      10.86306
  108     03/25/14         12.02706    12.02706      12.02706
  109     04/25/14         10.86324    10.86324      10.86324
  110     05/25/14         11.22545    11.22545      11.22545
  111     06/25/14         10.86344    10.86344      10.86344
  112     07/25/14         11.22565    11.22565      11.22565
  113     08/25/14         10.86363    10.86363      10.86363
  114     09/25/14         10.86373    10.86373      10.86373
  115     10/25/14         11.22595    11.22595      11.22595
  116     11/25/14         10.87063    10.87063      10.87063
  117     12/25/14         11.24595    11.24595      11.24595
  118     01/25/15         10.88742    10.88742      10.88742
  119     02/25/15         10.88754    10.88754      10.88754
  120     03/25/15         12.05419    12.05419      12.05419
  121     04/25/15         10.88769    10.88769      10.88769
  122     05/25/15         11.25065    11.25065      11.25065
  123     06/25/15         10.88776    10.88776      10.88776
  124     07/25/15         11.25072    11.25072      11.25072
  125     08/25/15         10.88783    10.88783      10.88783
  126     09/25/15         10.88787    10.88787      10.88787
  127     10/25/15         11.25084    11.25084      11.25084
  128     11/25/15         10.88794    10.88794      10.88794
  129     12/25/15         11.25091    11.25091      11.25091
  130     01/25/16         10.88802    10.88802      10.88802
  131     02/25/16         10.88805    10.88805      10.88805
  132     03/25/16         11.63899    11.63899      11.63899
  133     04/25/16         10.88813    10.88813      10.88813
  134     05/25/16         11.25110    11.25110      11.25110
  135     06/25/16         10.88820    10.88820      10.88820
  136     07/25/16         11.25118    11.25118      11.25118
  137     08/25/16         10.88828    10.88828      10.88828
  138     09/25/16         10.88832    10.88832      10.88832
  139     10/25/16         11.25130    11.25130      11.25130
  140     11/25/16         10.88840    10.88840      10.88840
  141     12/25/16         11.25138    11.25138      11.25138
  142     01/25/17         10.88848    10.88848      10.88848
  143     02/25/17         10.88852    10.88852      10.88852
  144     03/25/17         12.05519    12.05519      12.05519
  145     04/25/17         10.88860    10.88860      10.88860
  146     05/25/17         11.25159    11.25159      11.25159
  147     06/25/17         10.88868    10.88868      10.88868
  148     07/25/17         11.25168    11.25168      11.25168
  149     08/25/17         10.88876    10.88876      10.88876
  150     09/25/17         10.88880    10.88880      10.88880
  151     10/25/17         11.25181    11.25181      11.25181
  152     11/25/17         10.88889    10.88889      10.88889
  153     12/25/17         11.25189    11.25189      11.25189
  154     01/25/18         10.88897    10.88897      10.88897
  155     02/25/18         10.88901    10.88901      10.88901
  156     03/25/18         12.05574    12.05574      12.05574
  157     04/25/18         10.88910    10.88910      10.88910
  158     05/25/18         11.25212    11.25212      11.25212
  159     06/25/18         10.88919    10.88919      10.88919
  160     07/25/18         11.25221    11.25221      11.25221
  161     08/25/18         10.88928    10.88928      10.88928
  162     09/25/18         10.88932    10.88932      10.88932
  163     10/25/18         11.25235    11.25235      11.25235
  164     11/25/18         10.88942    10.88941      10.88941
  165     12/25/18         11.25244    11.25244      11.25244
  166     01/25/19         10.88951    10.88951      10.88951
  167     02/25/19         10.88955    10.88955      10.88955
  168     03/25/19         12.05634    12.05634      12.05634
  169     04/25/19         10.88965    10.88965      10.88965
  170     05/25/19         11.25269    11.25268      11.25268
  171     06/25/19         10.88974    10.88974      10.88974
  172     07/25/19         11.25278    11.25278      11.25278
  173     08/25/19         10.88984    10.88984      10.88984
  174     09/25/19         10.88989    10.88989      10.88989
  175     10/25/19         11.25293    11.25293      11.25293
  176     11/25/19         10.88999    10.88999      10.88998
  177     12/25/19         11.25303    11.25304      11.25304
  178     01/25/20         10.89009    10.89008      10.89008
  179     02/25/20         10.89013    10.89013      10.89013
  180     03/25/20         11.64123    11.64123      11.64123
  181     04/25/20         10.89024    10.89024      10.89024
  182     05/25/20         11.25330    11.25330      11.25330
  183     06/25/20         10.89034    10.89034      10.89034
  184     07/25/20         11.25340    11.25340      11.25340
  185     08/25/20         10.89044    10.89044      10.89044
  186     09/25/20         10.89050    10.89050      10.89050
  187     10/25/20         11.25356    11.25357      11.25357
  188     11/25/20         10.89060    10.89060      10.89060
  189     12/25/20         11.25368    11.25368      11.25368
  190     01/25/21         10.89071    10.89071      10.89071
  191     02/25/21         10.89076    10.89076      10.89076
  192     03/25/21         12.05769    12.05769      12.05769
  193     04/25/21         10.89087    10.89087      10.89087
  194     05/25/21         11.25396    11.25396      11.25396
  195     06/25/21         10.89098    10.89098      10.89098
  196     07/25/21         11.25408    11.25408      11.25408
  197     08/25/21         10.89110    10.89110      10.89110
  198     09/25/21         10.89116    10.89115      10.89115
  199     10/25/21         11.25425    11.25425      11.25425
  200     11/25/21         10.89127    10.89127      10.89127
  201     12/25/21         11.25437    11.25437      11.25437
  202     01/25/22         10.89139    10.89139      10.89139
  203     02/25/22         10.89145    10.89144      10.89145
  204     03/25/22         12.05845    12.05845      12.05845
  205     04/25/22         10.89157    10.89156      10.89156
  206     05/25/22         11.25468    11.25468      11.25468
  207     06/25/22         10.89168    10.89168      10.89169
  208     07/25/22         11.25480    11.25480      11.25480
  209     08/25/22         10.89180    10.89181      10.89181
  210     09/25/22         10.89187    10.89187      10.89187
  211     10/25/22         11.25499    11.25500      11.25500
  212     11/25/22         10.89200    10.89200      10.89200
  213     12/25/22         11.25513    11.25513      11.25513
  214     01/25/23         10.89213    10.89212      10.89212
  215     02/25/23         10.89219    10.89219      10.89219
  216     03/25/23         12.05927    12.05928      12.05928
  217     04/25/23         10.89231    10.89232      10.89232
  218     05/25/23         11.25545    11.25546      11.25546
  219     06/25/23         10.89245    10.89245      10.89245
  220     07/25/23         11.25560    11.25560      11.25560
  221     08/25/23         10.89258    10.89258      10.89258
  222     09/25/23         10.89265    10.89265      10.89265
  223     10/25/23         11.25581    11.25581      11.25581
  224     11/25/23         10.89279    10.89279      10.89279
  225     12/25/23         11.25594    11.25595      11.25595
  226     01/25/24         10.89292    10.89293      10.89293
  227     02/25/24         10.89300    10.89300      10.89300
  228     03/25/24         11.64432    11.64431      11.64431
  229     04/25/24         10.89315    10.89314      10.89314
  230     05/25/24         11.25631    11.25632      11.25632
  231     06/25/24         10.89329    10.89329      10.89328
  232     07/25/24         11.25648    11.25647      11.25647
  233     08/25/24         10.89344    10.89343      10.89343
  234     09/25/24         10.89352    10.89351      10.89351
  235     10/25/24         11.25671    11.25670      11.25670
  236     11/25/24         10.89365    10.89366      10.89366
  237     12/25/24         11.25687    11.25686      11.25686
  238     01/25/25         10.89382    10.89381      10.89381
  239     02/25/25         10.89390    10.89389      10.89389
  240     03/25/25         12.06118    12.06118      12.06118
  241     04/25/25         10.89403    10.89405      10.89405
  242     05/25/25         11.25725    11.25727      11.25726
  243     06/25/25         10.89422    10.89421      10.89421
  244     07/25/25         11.25744    11.25743      11.25743
  245     08/25/25         10.89438    10.89437      10.89437
  246     09/25/25         10.89445    10.89445      10.89445
  247     10/25/25         11.25767    11.25769      11.25769
  248     11/25/25         10.89461    10.89462      10.89462
  249     12/25/25         11.25784    11.25786      11.25786
  250     01/25/26         10.89480    10.89479      10.89479
  251     02/25/26         10.89488    10.89488      10.89488
  252     03/25/26         12.06227    12.06229      12.06229
  253     04/25/26         10.89508    10.89506      10.89506
  254     05/25/26         11.25833    11.25832      11.25832
  255     06/25/26         10.89522    10.89524      10.89524
  256     07/25/26         11.25852    11.25851      11.25851
  257     08/25/26         10.89542    10.89542      10.89542
  258     09/25/26         10.89554    10.89552      10.89551
  259     10/25/26         11.25879    11.25880      11.25880
  260     11/25/26         10.89571    10.89570      10.89570
  261     12/25/26         11.25896    11.25899      11.25899
  262     01/25/27         10.89592    10.89590      10.89590
  263     02/25/27         10.89596    10.89599      10.89600
  264     03/25/27         12.06353    12.06354      12.06353
  265     04/25/27         10.89621    10.89620      10.89620
  266     05/25/27         11.25949    11.25951      11.25951
  267     06/25/27         10.89639    10.89640      10.89640
  268     07/25/27         11.25971    11.25973      11.25972
  269     08/25/27         10.89657    10.89661      10.89661
  270     09/25/27         10.89670    10.89672      10.89672
  271     10/25/27         11.26009    11.26006      11.26005
  272     11/25/27         10.89690    10.89694      10.89694
  273     12/25/27         11.26031    11.26028      11.26028
  274     01/25/28         10.89719    10.89716      10.89716
  275     02/25/28         10.89726    10.89727      10.89728
  276     03/25/28         11.64894    11.64893      11.64894
  277     04/25/28         10.89747    10.89751      10.89751
  278     05/25/28         11.26084    11.26088      11.26088
  279     06/25/28         10.89768    10.89775      10.89775
  280     07/25/28         11.26110    11.26113      11.26114
  281     08/25/28         10.89798    10.89800      10.89800
  282     09/25/28         10.89815    10.89812      10.89812
  283     10/25/28         11.26151    11.26153      11.26153
  284     11/25/28         10.89840    10.89838      10.89838
  285     12/25/28         11.26178    11.26180      11.26180
  286     01/25/29         10.89866    10.89865      10.89865
  287     02/25/29         10.89871    10.89879      10.89879
  288     03/25/29         12.06669    12.06667      12.06667
  289     04/25/29         10.89914    10.89907      10.89907
  290     05/25/29         11.26250    11.26252      11.26252
  291     06/25/29         10.89940    10.89936      10.89936
  292     07/25/29         11.26277    11.26283      11.26283
  293     08/25/29         10.89963    10.89967      10.89966
  294     09/25/29         10.89977    10.89982      10.89982
  295     10/25/29         11.26325    11.26331      11.26331
  296     11/25/29         10.90011    10.90014      10.90014
  297     12/25/29         11.26373    11.26365      11.26365
  298     01/25/30         10.90045    10.90047      10.90048
  299     02/25/30         10.90057    10.90065      10.90065
  300     03/25/30         12.06864    12.06877      12.06877
  301     04/25/30         10.90114    10.90101      10.90101
  302     05/25/30         11.26451    11.26457      11.26457
  303     06/25/30         10.90126    10.90139      10.90139
  304     07/25/30         11.26513    11.26496      11.26497
  305     08/25/30         10.90174    10.90179      10.90178
  306     09/25/30         10.90219    10.90199      10.90199
  307     10/25/30         11.26552    11.26560      11.26561
  308     11/25/30         10.90253    10.90242      10.90242
  309     12/25/30         11.26618    11.26606      11.26606
  310     01/25/31         10.90295    10.90287      10.90287
  311     02/25/31         10.90327    10.90312      10.90311
  312     03/25/31         12.07157    12.07157      12.07157
  313     04/25/31         10.90385    10.90361      10.90361
  314     05/25/31         11.26725    11.26733      11.26734
  315     06/25/31         10.90440    10.90414      10.90414
  316     07/25/31         11.26806    11.26790      11.26790
  317     08/25/31         10.90499    10.90471      10.90472
  318     09/25/31         10.90501    10.90502      10.90502
  319     10/25/31         11.26885    11.26885      11.26885
  320     11/25/31         10.90602    10.90566      10.90566
  321     12/25/31         11.26978    11.26954      11.26954
  322     01/25/32         10.90674    10.90637      10.90636
  323     02/25/32         10.90656    10.90674      10.90674
  324     03/25/32         11.65961    11.65934      11.65935
  325     04/25/32         10.90717    10.90753      10.90754
  326     05/25/32         11.27130    11.27157      11.27158
  327     06/25/32         10.90890    10.90842      10.90843
  328     07/25/32         11.27301    11.27256      11.27255
  329     08/25/32         10.90990    10.90943      10.90943
  330     09/25/32         10.91014    10.90997      10.90997
  331     10/25/32         11.27472    11.27423      11.27423
  332     11/25/32         10.91063    10.91115      10.91117
  333     12/25/32         11.27512    11.27557      11.27555
  334     01/25/33         10.91296    10.91253      10.91253
  335     02/25/33         10.91282    10.91331      10.91330
  336     03/25/33         12.08312    12.08348      12.08350
  337     04/25/33         10.91524    10.91503      10.91503
  338     05/25/33         11.28005    11.27989      11.27988
  339     06/25/33         10.91782    10.91709      10.91709
  340     07/25/33         11.28303    11.28222      11.28222
  341     08/25/33         10.91824    10.91957      10.91959
  342     09/25/33         10.91958    10.92109      10.92106
  343     10/25/33         11.28592    11.28682      11.28681
  344     11/25/33         10.92322    10.92462      10.92461
  345     12/25/33         11.28931    11.29103      11.29098
  346     01/25/34         10.92986    10.92924      10.92926
  347     02/25/34         10.92995    10.93220      10.93220
  348     03/25/34         12.10960    12.10734      12.10739
  349     04/25/34         10.93879    10.94001      10.93998
  350     05/25/34         11.31327    11.31015      11.31012
  351     06/25/34         10.95565    10.95203      10.95203
  352     07/25/34         11.32846    11.32627      11.32636
  353     08/25/34         10.97475    10.97350      10.97343
  354     09/25/34         10.99970    10.99189      10.99193
  355     10/25/34         11.37598    11.38716      11.38714
  356     11/25/34         11.06976    11.07170      11.07190
  357     12/25/34         11.50466     0.21900       0.03625
  358     01/25/35         11.24696     0.21174       0.03488
  359     02/25/35         11.43616     0.21292       0.03489

                                  $586,954,000
                                  (Approximate)
                          GSAA Home Equity Trust 2005-4
                     GS Mortgage Securities Corp., Depositor
                            Asset-Backed Certificates

Overview of the Offered Certificates
------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                     Expected                       Estimated     Principal     S&P /Moody's
                   Approximate        Certificate     Credit       Initial Pass-    Avg. Life      Payment        Expected
Certificates   Principal Balance(1)      Type       Support(2)    Through Rate(3)   (yrs)(4)    Window (4)(5)     Ratings
----------------------------------------------------------------------------------------------------------------------------
    A-1                $185,000,000       Sr              8.15%    LIBOR + [ ]%          1.00    04/05-06/07      AAA/Aaa
    A-2                 $56,320,000       Sr              8.15%    LIBOR + [ ]%          3.00    06/07-04/09      AAA/Aaa
    A-3                 $66,400,000       Sr              8.15%    LIBOR + [ ]%          5.62    04/09-08/11      AAA/Aaa
    A-4                $214,898,000     Sup Sr           17.33%    LIBOR + [ ]%          2.36    04/05-08/11      AAA/Aaa
    A-5                 $23,877,000     Sr/Mez            8.15%    LIBOR + [ ]%          2.36    04/05-08/11      AAA/Aaa
    M-1                 $16,957,000       Sub             5.30%    LIBOR + [ ]%          4.43    05/08-08/11       AA/Aa2
    M-2                 $11,305,000       Sub             3.40%    LIBOR + [ ]%          4.40    05/08-08/11        A/A2
    B-1                  $6,247,000       Sub             2.35%    LIBOR + [ ]%          4.38    04/08-08/11     BBB+/Baa1
    B-2                  $2,975,000       Sub             1.85%    LIBOR + [ ]%          4.26    04/08-06/11      BBB/Baa2
    B-3                  $2,975,000       Sub             1.35%    LIBOR + [ ]%          4.05    04/08-10/10     BBB-/Baa3
----------------------------------------------------------------------------------------------------------------------------
   TOTAL               $586,954,000
----------------------------------------------------------------------------------------------------------------------------

Overview of the Non-offered Certificates
----------------------------------------

----------------------------------------------------------------------------------------------------------------------------
    B-4                  $2,975,000       Sub             0.85%        [ ]%            N/A           N/A            N/A
----------------------------------------------------------------------------------------------------------------------------

(1) The initial aggregate principal balance of the Principal Certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the Principal Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month forward at 6% CPR.
(2)   Fully funded overcollateralization of approximately 0.85%.
(3) See the "Structure of the Principal Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the Offered Certificates.
(4) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.
(5) The stated final maturity date for the certificates is the Distribution Date in March 2035.

Selected Mortgage Pool Data (6)
-------------------------------

--------------------------------------------------------------------------------
                                                                      Aggregate
--------------------------------------------------------------------------------
Scheduled Principal Balance:                                       $598,152,333
Number of Mortgage Loans:                                                 2,232
Average Scheduled Principal Balance:                                   $267,989
Interest Only Loans:                                                      86.04%
Weighted Average Gross Coupon:                                            5.777%
Weighted Average Net Coupon(7):                                           5.468%
Weighted Average FICO Score:                                                702
Weighted Average Original LTV Ratio:                                      77.21%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning (months):                                          2
Weighted Average Months to Roll:                                             40
Weighted Average Gross Margin:                                             2.62%
Weighted Average Initial Rate Cap:                                         4.26%
Weighted Average Periodic Rate Cap:                                        1.29%
Weighted Average Gross Maximum Lifetime Rate:                             11.55%
--------------------------------------------------------------------------------

(6) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee, the Trustee Fee and any lender-paid mortgage insurance.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of Alt-A type, adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by GreenPoint Mortgage Funding ("GreenPoint") (69.07%), IndyMac F.S.B. ("IndyMac") (14.78%) and Countrywide Home Loans, Inc. ("Countrywide") (16.16%). Each originator services its own loans.

o Credit support for the certificates will be provided through a senior/subordinate structure, upfront fully funded overcollateralization of 0.85%, excess spread and mortgage insurance.

o This transaction will contain a one-month LIBOR interest rate corridor agreement (the "Interest Rate Corridor") available to pay Basis Risk Carry Forward Amounts on all Offered Certificates in the manner described herein. The Interest Rate Corridor will have an initial notional amount of approximately $594,986,686.96, a term of 56 months beginning on the first distribution date, and the trust fund will receive a payment under the corridor contract with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower collar with respect to such Distribution Date with an upper collar of 10%. (See Appendix A for Interest Rate Corridor details).

o None of the Mortgage Loans is classified as a "high cost" loan under the Home Ownership and Equity Protection Act of 1994, as amended or any other applicable state, federal or local law, or secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as GSAA0504 and on Bloomberg as GSAA 05-4.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:                 March 30, 2005
Cut-off Date:                          March 1, 2005
Statistical Calculation Date:          February 1, 2005
Expected Pricing Date:                 On or before March 4, 2005
First Distribution Date:               April 25, 2005

Key Terms
---------

Offered Certificates:                  Class A, Class M, Class B-1, Class B-2
                                       and Class B-3 Certificates

Non-Offered Certificates:              Class B-4 Certificates

Class A Certificates:                  Class A-1, Class A-2, Class A-3, Class
                                       A-4 and Class A-5 Certificates

Class M Certificates:                  Class M-1 and Class M-2 Certificates

Class B Certificates:                  Class B-1, Class B-2, Class B-3 and Class
                                       B-4 Certificates

Principal Certificates:                Class A, Class M and Class B Certificates

Depositor:                             GS Mortgage Securities Corp.

Subordinate Certificates:              Class B and Class M Certificates

Underwriter:                           Goldman, Sachs & Co.

Servicers                              GreenPoint Mortgage Funding, IndyMac
                                       F.S.B. and Countrywide Home Loans, Inc.

Trustee:                               Deutsche Bank National Trust Company

Servicing Fee:                         25.0 bps (68.18%)

                                       37.5 bps (25.16%)

                                       50.0 bps (5.88%)

                                       75.0 bps (0.77%)

Trustee Fee:                           0.83 bps


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Rate Corridor
Provider:                              Goldman Sachs Capital Markets LP, as the
                                       cap provider. The short term unsecured
                                       debt obligations of the guarantor of the cap provider, The Goldman Sachs Group,
                                       Inc., are rated "P-1" by Moody's, "A-1"
                                       by S&P, and "F1+" by Fitch. The long term unsecured debt obligations of the guarantor of the cap provider are rated
                                       "Aa3" by Moody's," A+" by S&P, and "AA-" by Fitch.

Interest Rate Corridor:                This transaction will have a one-month
                                       LIBOR interest rate corridor available to pay Basis Risk Carry forward Amounts on all the Offered Certificates. The
                                       Interest Rate Corridor will have an
                                       initial notional amount of
                                       $594,986,686.96, for a term of 56 months
                                       beginning on the first distribution date.

Distribution Date:                     25th day of the month or the following
                                       Business Day

Record Date:                           For any Distribution Date, the last
                                       Business Day of the Interest Accrual
                                       Period

Delay Days:                            24 days on the Non-Offered Certificates

                                       0 day delay on the Offered Certificates

Prepayment Period:                     The calendar month prior to the
                                       Distribution Date

Due Period:                            The period commencing on the second day
                                       of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                             Actual/360 basis for the Offered
                                       Certificates and 30/360 basis for the
                                       Non-Offered Certificates.

Interest Accrual Period:               For the Offered Certificates, from the
                                       prior Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing
                                       Date. For the Non-Offered Certificates,
                                       the calendar month immediately preceding the then current Distribution Date.

Pricing Prepayment Assumption:         30% CPR

Excess Spread:                         The initial weighted average net coupon
                                       of the mortgage pool will be greater than the interest payments on the Offered
                                       Certificates, resulting in excess cash
                                       flow calculated in the following manner
                                       based on the collateral as of the Cut-Off
                                       Date.

                                       Initial Gross WAC (1):                                                       5.7767%

                                           Less Fees & Expenses (2):                                                0.3087%
                                                                                                              -------------------
                                       Net WAC (1):                                                                 5.4680%

                                           Less Initial Principal Certificate Coupon (Approx.)(1)(3):               2.9487%
                                                                                                              -------------------
                                       Initial Excess Spread (1):                                                   2.5193%

                                       (1)  This amount will vary on each
                                            distribution date based on changes
                                            to the weighted average interest
                                            rate on the Mortgage Loans as well
                                            as any changes in day count.

                                       (2)  Includes the Servicing Fee, the
                                            Trustee Fee and any lender-paid
                                            mortgage insurance.

                                       (3)  Assumes 1-month LIBOR equal to
                                            2.7163%, initial marketing spreads
                                            and a 30-day month. This amount will
                                            vary on each distribution date based
                                            on changes to the weighted average
                                            Pass-Through Rates on the Offered
                                            Certificates as well as any changes
                                            in day count.

Servicer Advancing:                    Yes as to principal and interest, subject
                                       to recoverability.

Compensating Interest:                 The Servicers shall provide Compensating
                                       Interest equal to the lesser of (A) the
                                       aggregate of the prepayment interest
                                       shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments on the
                                       Mortgage Loans during the related
                                       Prepayment Period and (B) (i) with
                                       regards to GreenPoint and Countrywide,
                                       their aggregate Servicing Fee received
                                       for the related Distribution Date and
                                       (ii) with regards to IndyMac, half of
                                       their aggregate Servicing Fee received
                                       for the related Distribution Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Optional Clean-up Call:                The transaction has a 10% optional
                                       clean-up call.

Rating Agencies:                       Standard & Poor's Ratings Group and
                                       Moody's Investors Service, Inc.

Minimum Denomination:                  $50,000 with regard to each of the
                                       Offered Certificates.

Legal Investment:                      It is anticipated that Class A-1, Class
                                       A-2, Class A-3, Class A-4 , Class A-5 and
                                       Class M-1, will be SMMEA eligible.

ERISA Eligible:                        Underwriter's exemption is expected to
                                       apply to the Offered Certificates.
                                       However, prospective purchasers should
                                       consult their own counsel.

Tax Treatment:                         All Offered Certificates represent REMIC
                                       regular interests and, to a limited
                                       extent, interests in certain basis risk
                                       interest carryover payments pursuant to
                                       the payment priorities in the
                                       transaction; which interest in certain
                                       basis risk interest carryover payments
                                       will be treated for tax purposes as an
                                       interest rate cap contract.

Prospectus:                            The Offered Certificates will be offered
                                       pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                       "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                       PLEASE SEE "RISK FACTORS" IN THE
                                       PROSPECTUS FOR A DESCRIPTION OF
                                       INFORMATION THAT SHOULD BE CONSIDERED IN
                                       CONNECTION WITH AN INVESTMENT IN THE
                                       OFFERED CERTIFICATES.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Offered Certificates
-------------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the section of "Principal Distributions on the Principal Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Principal Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Principal Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the Offered Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap. Interest will be paid monthly on the Class B-4 Certificates at a specified rate that will step up after the date on which the Optional Clean-up Call is exercisable, subject to the WAC Cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the pass-through-rate attributable to the WAC Cap will be carried forward with interest at the applicable pass-through-rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 0.85% overcollateralization (fully funded upfront) (after the Step-Down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 1.70% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Statistical Calculation Date all of the Mortgage Loans with original LTVs greater than 80% are covered by borrower paid mortgage insurance.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in April 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 16.30%.

------------------------------------------------------------------------------------------------------------------------------------
             Class                       Initial Subordination Percentage                 Step-Down Date Percentage
------------------------------------------------------------------------------------------------------------------------------------
               A                                       8.15%                                        16.30%
------------------------------------------------------------------------------------------------------------------------------------
              M-1                                      5.30%                                        10.60%
------------------------------------------------------------------------------------------------------------------------------------
              M-2                                      3.40%                                        6.80%
------------------------------------------------------------------------------------------------------------------------------------
              B-1                                      2.35%                                        4.70%
------------------------------------------------------------------------------------------------------------------------------------
              B-2                                      1.85%                                        3.70%
------------------------------------------------------------------------------------------------------------------------------------
              B-3                                      1.35%                                        2.70%
------------------------------------------------------------------------------------------------------------------------------------
              B-4                                      0.85%                                        1.70%
------------------------------------------------------------------------------------------------------------------------------------

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 37% of the prior period's Credit Enhancement Percentage for the Class A


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Certificates to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

------------------------------------------------------------------------------------------------------------------------------------
                     Distribution Date                                         Cumulative Realized Loss Percentage:
------------------------------------------------------------------------------------------------------------------------------------
                  April 2008 - March 2009                    1.00% for the first month, plus an additional 1/12th of 0.500% for each month thereafter (e.g., approximately 1.042% in May 2008)
------------------------------------------------------------------------------------------------------------------------------------
                  April 2009 - March 2010                    1.50%for the first month, plus an additional 1/12th of 0.2500% for each month thereafter (e.g., approximately 1.521% in May 2009)
------------------------------------------------------------------------------------------------------------------------------------
                 April 2010 and thereafter                                                    1.75%
------------------------------------------------------------------------------------------------------------------------------------

Sequential Trigger Event. A Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date exceeds 1.00%, or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Step-Up Coupons. For all Principal Certificates the coupon will increase after the first distribution date on which the Optional Clean-Up Call is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance, the margin for the Class M and Class B Certificates other than the Class B-4 Certificates will increase to 1.5 times the margin at issuance, and the Pass-Through Rate on the Class B-4 Certificates will increase by 0.50% per annum.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-3 Pass-Through Rate. The Class A-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-4 Pass-Through Rate. The Class A-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-5 Pass-Through Rate. The Class A-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate. The Class B-4 Certificates will accrue interest at a fixed rate equal to the lesser of (i) [ ]% (increasing by [ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee, Trustee Fee and any lender-paid mortgage insurance (calculated on an actual/360 day basis with respect to the Offered Certificates and on a 30/360 basis with respect to the Non-Offered Certificates).

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the related Servicer for the related advances and the applicable servicing fees and trustee fees in respect of such Mortgage Loan.

Class A, Class M and Class B Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class A, Class M and Class B Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable pass-through rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable pass-through rate (without regard to the WAC Cap). In the event any Class A, Class M or Class B Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

    (i) from the Interest Remittance Amount, pro rata (based on the accrued and unpaid interest distributable to each class of the Class A Certificates), to each class of the Class A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class A Certificates from prior Distribution Dates;

    (ii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

    (iii) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be allocated in the following order of priority:

(a) Concurrently, and allocated pro rata based on the Certificate Principal Balances of the Class A-1, Class A-2 and Class A-3 Certificates, in the case of clause (i) below, or on the Certificate Principal Balances of the Class A-4 and Class A-5 Certificates in the case of clause (ii) below,

      (i) sequentially, to the Class A-1 Certificates, the Principal Distribution Amount, until their certificate principal balance has been reduced to zero, then to the Class A-2 Certificates, until certificate principal balance has been reduced to zero, and then to the Class A-3 Certificates, until their certificate principal balance has been reduced to zero, and


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (ii) to the Class A-4 and Class A-5 Certificates, the Principal Distribution Amount, allocated pro rata among these Certificates, with the exception that if a Sequential Trigger Event is in effect, principal distributions to the Class A-4 Certificates will be allocated first to the Class A-4 Certificates, until their certificate principal balance has been reduced to zero, and then to the Class A-5 Certificates, until their certificate principal balance has been reduced to zero.

(a) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed in the following order of priority:

      (i) from any remaining Principal Distribution Amount, to the Class M Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero, and

      (ii) from any remaining Principal Distribution Amount, to the Class B Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(b) Concurrently, and allocated pro rata based on the Certificate Principal Balances of the Class A-1, Class A-2 and Class A-3 Certificates, in the case of clause (i) below, or on the Certificate Principal Balances of the Class A-4 and Class A-5 Certificates in the case of clause (ii) below,

      (i) Sequentially, to the Class A-1, Class A-2 and Class A-3 Certificates, in that order, the lesser of the portion of the Principal Distribution Amount and the Class A Principal Distribution Amount (based on their respective Certificate Principal Balances), until their respective certificate principal balances have been reduced to zero, and

      (ii) to the Class A-4 and Class A-5 Certificates, allocated pro rata among these Certificates, the lesser of the portion of the Principal Distribution Amount and the Class A Principal Distribution Amount (based on their respective Certificate Principal Balances), until their respective certificate principal balances have been reduced to zero.

(a) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed sequentially in the following order of priority:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balance of such class has been reduced to zero,

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balance of such class has been reduced to zero,

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate certificate principal balances of the Class M-1, Class M-2, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates and the principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata, based on their respective certificate principal balances.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

    (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest shortfall amount,


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

    (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest shortfall amount,

    (iii) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates, any Class A-3 Basis Risk Carry Forward Amount to the Class A-3 Certificates, any Class A-4 Basis Risk Carry Forward Amount to the Class A-4 Certificates , any Class A-5 Basis Risk Carry Forward Amount to the Class A-5 Certificates, pro rata, based on their respective Basis Risk Carry Forward Amounts,

    (iv) sequentially, to the Class M-1, Class M-2, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, any Basis Risk Carry Forward Amounts for such classes,

    (v) (A) from any available Interest Rate Corridor payments, concurrently and pro rata (based on their respective Certificate Principal Balance immediately prior to such distribution date) to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates up to their respective unpaid Basis Risk Carry Forward Amount (provided that, if for any distribution date, after the allocation of the remaining unpaid Basis Risk Carry Forward Amounts to the Class A Certificates, the remaining unpaid Basis Risk Carry Forward Amount for any of the Class A Certificates is reduced to zero, any amount of remaining unpaid Basis Risk Carry Forward Amount that would have been allocated to that Class A Certificate for that Distribution Date will instead be allocated, pro rata, based on their respective remaining unpaid Basis Risk Carry Forward Amounts, to the other Class A Certificates to the extent the other Class A Certificates have any remaining unpaid Basis Risk Carry Forward Amounts), (B) from any remaining Interest Rate Corridor payments, sequentially to the Class M-1, Class M-2, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts, and (C) to the extent remaining, to the excess cashflow certificates.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-2 and Class M-1 Certificates, in that order. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date.

Once realized losses are allocated sequentially to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-2 and Class M-1 Certificates, their certificate principal balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of the Class A Certificates.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing fees and the trustee fees.

Accrued Certificate Interest. For any Distribution Date and each class of Offered Certificates, equals the amount of interest accrued during the related Interest Accrual Period on the related certificate principal balance immediately prior to such Distribution Date (or the Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by any prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Principal Distribution Amount on the Offered Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Remittance Amount.  On any Distribution Date, the sum of


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

    (i) all scheduled payments of principal due during the related Due Period and received by the related Servicer on or prior to the related determination date or advanced by the related Servicer for the related servicer remittance date,

    (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

    (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

    (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

    (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

    (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing fees and trustee fees) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 83.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 89.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 93.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C)


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 95.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 96.30% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 97.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date), and (G) the Certificate Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 98.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)
-------------------------------------------------

Product        No Penalty    1-12 Months   13-24 Months   25-36 Months   37-48 Months   49-60 Months      Total
-----------   ------------   -----------   ------------   ------------   ------------   ------------   ------------
1 Year ARM     $30,280,288            $0             $0     $4,640,680       $320,000             $0    $35,240,968
10 Year ARM     $2,941,132            $0             $0             $0             $0             $0     $2,941,132
3 Year ARM    $235,789,068      $742,400             $0   $138,744,191     $2,115,350     $1,099,315   $378,490,325
5 Year ARM     $52,374,763            $0       $169,385    $60,090,960             $0             $0   $112,635,107
6 Month ARM    $10,964,178            $0             $0    $15,925,858             $0             $0    $26,890,036
7 Year ARM     $40,464,375            $0             $0     $1,490,389             $0             $0    $41,954,764
-----------   ------------   -----------   ------------   ------------   ------------   ------------   ------------
TOTAL(2)      $372,813,805      $742,400       $169,385   $220,892,079     $2,435,350     $1,099,315   $598,152,333
===========   ============   ===========   ============   ============   ============   ============   ============


 Product      No Penalty    1-12 Months    13-24 Months    25-36 Months    37-48 Months    49-60 Months
-----------   ----------    -----------    ------------    ------------    ------------    ------------
1 Year ARM          5.06%          0.00%           0.00%           0.78%           0.05%           0.00%
10 Year ARM         0.49%          0.00%           0.00%           0.00%           0.00%           0.00%
3 Year ARM         39.42%          0.12%           0.00%          23.20%           0.35%           0.18%
5 Year ARM          8.76%          0.00%           0.03%          10.05%           0.00%           0.00%
6 Month ARM         1.83%          0.00%           0.00%           2.66%           0.00%           0.00%
7 Year ARM          6.76%          0.00%           0.00%           0.25%           0.00%           0.00%
-----------   ----------    -----------    ------------    ------------    ------------    ------------
TOTAL(2)           62.33%          0.12%           0.03%          36.93%           0.41%           0.18%
===========   ==========    ===========    ============    ============    ============    ============

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2)   Columns may not add up due to rounding.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:

o     The Pricing Prepayment Assumption (as defined on page 3 above) is applied

o 1-month, 6-month, 1-year forward LIBOR and 1-year forward CMT curves (as of close on February 28, 2005) are used

o     33% loss severity

o     There is a 6-month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     All Offered Certificates are priced at par

o All payments are assumed to be made on the 25th of the month regardless of whether it is a business day

o Based on the collateral as of the Statistical Calculation Date rolled 1-month forward at 6% CPR

-------------------------------------------------------------------------------------------------------

                                   First Dollar of Loss              Libor Flat               0% Return
-------------------------------------------------------------------------------------------------------
Class M-1   CDR (%)                               10.99                   11.10                   12.16
            Yield (%)                            4.8046                  4.3899                  0.0172
            WAL (years)                            4.99                    4.98                    4.67
            Modified Duration                      4.43                    4.43                    4.36
            Principal Window              Mar10 - Mar10           Mar10 - Mar10           Jan10 - Jan10
            Principal Writedown       15,013.98 (0.09%)      405,043.66 (2.39%)   3,820,889.76 (22.53%)
            Total Collat Loss     42,851,670.25 (7.20%)   43,224,335.41 (7.26%)   46,275,131.51 (7.78%)
-------------------------------------------------------------------------------------------------------
Class M-2   CDR (%)                                7.84                    7.95                    8.60
            Yield (%)                            5.0846                  4.4480                  0.0783
            WAL (years)                            5.32                    5.31                    5.01
            Modified Duration                      4.65                    4.66                    4.65
            Principal Window              Jul10 - Jul10           Jul10 - Jul10           Jun10 - Jun10
            Principal Writedown       13,514.20 (0.12%)      440,318.00 (3.89%)   2,862,160.20 (25.32%)
            Total Collat Loss     32,420,261.60 (5.45%)   32,829,346.78 (5.52%)   35,051,486.49 (5.89%)
-------------------------------------------------------------------------------------------------------
Class B-1   CDR (%)                                6.24                    6.34                    6.68
            Yield (%)                            5.5105                  4.4357                  0.0297
            WAL (years)                            5.49                    5.47                    5.20
            Modified Duration                      4.72                    4.73                    4.78
            Principal Window              Sep10 - Sep10           Sep10 - Sep10           Sep10 - Sep10
            Principal Writedown        3,271.67 (0.05%)      412,592.87 (6.60%)   1,796,219.35 (28.75%)
            Total Collat Loss     26,597,774.79 (4.47%)   26,988,632.25 (4.54%)   28,309,675.88 (4.76%)
-------------------------------------------------------------------------------------------------------
Class B-2   CDR (%)                                5.52                    5.56                    5.72
            Yield (%)                            5.4554                  4.5548                  0.2326
            WAL (years)                            5.57                    5.56                    5.34
            Modified Duration                      4.77                    4.78                    4.82
            Principal Window              Oct10 - Oct10           Oct10 - Oct10           Oct10 - Oct10
            Principal Writedown       30,663.60 (1.03%)      197,261.17 (6.63%)     865,071.83 (29.08%)
            Total Collat Loss     23,866,791.87 (4.01%)   24,026,935.27 (4.04%)   24,665,758.92 (4.15%)
-------------------------------------------------------------------------------------------------------
Class B-3   CDR (%)                                4.81                    4.87                    5.02
            Yield (%)                            5.9800                  4.6159                  0.2575
            WAL (years)                            5.74                    5.61                    5.31
            Modified Duration                      4.83                    4.78                    4.82
            Principal Window              Dec10 - Dec10           Nov10 - Nov10           Nov10 - Nov10
            Principal Writedown       18,089.33 (0.61%)      269,029.04 (9.04%)     924,852.80 (31.09%)
            Total Collat Loss     21,191,341.57 (3.56%)   21,340,605.05 (3.59%)   21,953,323.84 (3.69%)
-------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) 1-month LIBOR, 6-month LIBOR, 1-year LIBOR and 1-year CMT remain constant at 20.00%, and (ii) prepayments on the Mortgage Loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the Mortgage Loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the Mortgage Loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

Distribution                  Collateral   Effective   Distribution                  Collateral   Effective
   Period      Distribution    WAC Cap      WAC Cap       Period      Distribution    WAC Cap      WAC Cap
  (months)         Date           %            %         (months)         Date          (%)          (%)
------------   ------------   ----------   ---------   ------------   ------------   ----------   ---------
     1          25-Apr-05        6.30915    10.00000       48          25-Mar-09       10.31160    10.31160
     2          25-May-05        5.46795    10.00000       49          25-Apr-09        9.31394    10.00000
     3          25-Jun-05        5.31924    10.00000       50          25-May-09        9.62466    10.00000
     4          25-Jul-05        5.51298    10.00000       51          25-Jun-09        9.34459    10.00000
     5          25-Aug-05        5.33517    10.00000       52          25-Jul-09        9.65633    10.00000
     6          25-Sep-05        5.33519    10.00000       53          25-Aug-09        9.34507    10.00000
     7          25-Oct-05        5.52205    10.00000       54          25-Sep-09        9.38415    10.00000
     8          25-Nov-05        5.34565    10.00000       55          25-Oct-09        9.71550    10.00000
     9          25-Dec-05        5.55455    10.00000       56          25-Nov-09        9.40232    10.00000
     10         25-Jan-06        5.53984    10.00000       57          25-Dec-09       10.05452    10.05452
     11         25-Feb-06        5.53989    10.00000       58          25-Jan-10       10.29749    10.29749
     12         25-Mar-06        6.13350    10.00000       59          25-Feb-10       10.30285    10.30285
     13         25-Apr-06        5.53999    10.00000       60          25-Mar-10       11.58779    11.58779
     14         25-May-06        5.72471    10.00000       61          25-Apr-10       10.46657    10.46657
     15         25-Jun-06        5.56779    10.00000       62          25-May-10       10.81564    10.81564
     16         25-Jul-06        5.76988    10.00000       63          25-Jun-10       10.48854    10.48854
     17         25-Aug-06        5.58382    10.00000       64          25-Jul-10       10.83834    10.83834
     18         25-Sep-06        5.58388    10.00000       65          25-Aug-10       10.48889    10.48889
     19         25-Oct-06        5.77256    10.00000       66          25-Sep-10       10.48936    10.48936
     20         25-Nov-06        5.58812    10.00000       67          25-Oct-10       10.83919    10.83919
     21         25-Dec-06        5.80384    10.00000       68          25-Nov-10       10.48971    10.48971
     22         25-Jan-07        5.72645    10.00000       69          25-Dec-10       10.87330    10.87330
     23         25-Feb-07        5.72653    10.00000       70          25-Jan-11       10.52646    10.52646
     24         25-Mar-07        6.34018    10.00000       71          25-Feb-11       10.52662    10.52662
     25         25-Apr-07        5.72670    10.00000       72          25-Mar-11       11.65465    11.65465
     26         25-May-07        5.91767    10.00000       73          25-Apr-11       10.52694    10.52694
     27         25-Jun-07        5.75462    10.00000       74          25-May-11       10.87801    10.87801
     28         25-Jul-07        5.96301    10.00000       75          25-Jun-11       10.52727    10.52727
     29         25-Aug-07        5.77074    10.00000       76          25-Jul-11       10.87835    10.87835
     30         25-Sep-07        5.77084    10.00000       77          25-Aug-11       10.52760    10.52760
     31         25-Oct-07        5.96416    10.00000       78          25-Sep-11       10.52776    10.52776
     32         25-Nov-07        5.77357    10.00000       79          25-Oct-11       10.87886    10.87886
     33         25-Dec-07        6.24866    10.00000       80          25-Nov-11       10.83943    10.83943
     34         25-Jan-08        7.62394    10.00000       81          25-Dec-11       11.21002    11.21002
     35         25-Feb-08        7.63309    10.00000       82          25-Jan-12       10.86034    10.86034
     36         25-Mar-08        9.11520    10.00000       83          25-Feb-12       10.86041    10.86041
     37         25-Apr-08        8.52744    10.00000       84          25-Mar-12       11.61017    11.61017
     38         25-May-08        8.81203    10.00000       85          25-Apr-12       10.86120    10.86120
     39         25-Jun-08        8.56692    10.00000       86          25-May-12       11.22332    11.22332
     40         25-Jul-08        9.09395    10.00000       87          25-Jun-12       10.86135    10.86135
     41         25-Aug-08        8.80096    10.00000       88          25-Jul-12       11.22348    11.22348
     42         25-Sep-08        8.80133    10.00000       89          25-Aug-12       10.86151    10.86151
     43         25-Oct-08        9.09509    10.00000       90          25-Sep-12       10.86159    10.86159
     44         25-Nov-08        8.80207    10.00000       91          25-Oct-12       11.22373    11.22373
     45         25-Dec-08        9.22455    10.00000       92          25-Nov-12       10.86175    10.86175
     46         25-Jan-09        9.12992    10.00000       93          25-Dec-12       11.22390    11.22390
     47         25-Feb-09        9.13418    10.00000       94          25-Jan-13       10.86192    10.86192


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution
   Period      Distribution   Collateral WAC   Effective WAC
  (months)         Date          Cap (%)          Cap (%)
------------   ------------   --------------   -------------
      95        25-Feb-13           10.86200        10.86200
      96        25-Mar-13           12.02588        12.02588
      97        25-Apr-13           10.86217        10.86217
      98        25-May-13           11.22433        11.22433
      99        25-Jun-13           10.86234        10.86234
     100        25-Jul-13           11.22451        11.22451
     101        25-Aug-13           10.86251        10.86251
     102        25-Sep-13           10.86260        10.86260
     103        25-Oct-13           11.22478        11.22478
     104        25-Nov-13           10.86278        10.86278
     105        25-Dec-13           11.22497        11.22497
     106        25-Jan-14           10.86296        10.86296
     107        25-Feb-14           10.86306        10.86306
     108        25-Mar-14           12.02706        12.02706
     109        25-Apr-14           10.86324        10.86324
     110        25-May-14           11.22545        11.22545
     111        25-Jun-14           10.86344        10.86344
     112        25-Jul-14           11.22565        11.22565
     113        25-Aug-14           10.86363        10.86363
     114        25-Sep-14           10.86373        10.86373
     115        25-Oct-14           11.22595        11.22595
     116        25-Nov-14           10.87063        10.87063
     117        25-Dec-14           11.24595        11.24595
     118        25-Jan-15           10.88742        10.88742
     119        25-Feb-15           10.88754        10.88754
     120        25-Mar-15           12.05419        12.05419


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - All Collateral (1)

Scheduled Principal Balance:                                       $598,152,333
Number of Mortgage Loans:                                                 2,232
Average Scheduled Principal Balance:                                   $267,989
Interest Only Loans:                                                      86.04%
Weighted Average Gross Coupon:                                            5.777%
Weighted Average Net Coupon:(2)                                           5.468%
Weighted Average FICO Score:                                                702
Weighted Average Original LTV Ratio:                                      77.21%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning (months):                                          2
Weighted Average Months to Roll:                                             40
Weighted Average Gross Margin:                                             2.62%
Weighted Average Initial Rate Cap:                                         4.26%
Weighted Average Periodic Rate Cap:                                        1.29%
Weighted Average Gross Maximum Lifetime Rate:                             11.55%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee, the Trustee Fee and any lender-paid mortgage insurance.

                    Distribution by Current Principal Balance

                                                   Pct. Of                   Weighted
                                                   Pool By      Weighted       Avg.        Avg.        Weighted        Weighted
   Current Principal     Number     Principal     Principal    Avg. Gross    Current    Principal        Avg.            Avg.
        Balance         Of Loans     Balance       Balance       Coupon        FICO      Balance     Original LTV    Combined LTV
----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below               24       $948,683        0.16%        6.142%        712      $39,528          75.62%          83.76%
$50,001 - $75,000             72      4,647,239        0.78         6.129         714       64,545          76.25           85.57
$75,001 - $100,000           130     11,621,878        1.94         5.876         713       89,399          78.62           87.48
$100,001 - $125,000          192     21,733,407        3.63         5.815         714      113,195          79.35           89.34
$125,001 - $150,000          235     32,291,906        5.40         5.825         711      137,412          78.32           89.59
$150,001 - $200,000          343     60,259,560       10.07         5.751         711      175,684          78.60           88.57
$200,001 - $250,000          256     57,293,884        9.58         5.833         699      223,804          78.45           87.37
$250,001 - $300,000          198     53,975,654        9.02         5.759         702      272,604          79.10           88.14
$300,001 - $350,000          184     59,745,763        9.99         5.750         701      324,705          77.92           86.86
$350,001 - $400,000          174     65,442,015       10.94         5.763         697      376,104          77.31           84.37
$400,001 - $450,000          124     53,046,655        8.87         5.826         692      427,796          77.59           85.26
$450,001 - $500,000          107     51,184,684        8.56         5.716         700      478,362          77.49           83.87
$500,001 - $550,000           50     26,204,782        4.38         5.696         686      524,096          75.37           82.25
$550,001 - $600,000           47     27,198,527        4.55         5.773         701      578,692          73.64           81.73
$600,001 - $650,000           43     27,224,147        4.55         5.759         701      633,120          76.08           84.60
$650,001 - $700,000            8      5,465,125        0.91         5.784         697      683,141          68.50           77.63
$700,001 - $750,000            9      6,523,724        1.09         5.958         699      724,858          76.66           85.57
$750,001 - $800,000            7      5,425,778        0.91         5.854         734      775,111          73.98           83.56
$800,001 - $850,000            6      5,015,000        0.84         5.731         733      835,833          68.85           71.31
$850,001 - $900,000            6      5,328,421        0.89         5.729         730      888,070          73.55           80.29
$900,001 - $950,000            4      3,682,417        0.62         5.505         702      920,604          74.97           74.97
$950,001 - $1,000,000          8      7,944,836        1.33         5.813         678      993,104          68.79           80.88
$1,000,001 & Above             5      5,948,246        0.99         5.597         727    1,189,649          68.65           74.70
----------------------------------------------------------------------------------------------------------------------------------
Total:                     2,232   $598,152,333      100.00%        5.777%        702     $267,989          77.21%          85.63%
==================================================================================================================================




   Current Principal    Pct. Full    Pct. Owner
        Balance            Doc        Occupied
------------------------------------------------
$50,000 & Below             23.52%        20.12%
$50,001 - $75,000           30.32         18.96
$75,001 - $100,000          53.58         34.27
$100,001 - $125,000         47.01         40.93
$125,001 - $150,000         39.80         48.27
$150,001 - $200,000         46.13         55.98
$200,001 - $250,000         33.05         64.47
$250,001 - $300,000         35.31         69.02
$300,001 - $350,000         35.77         77.70
$350,001 - $400,000         52.45         78.16
$400,001 - $450,000         33.07         77.26
$450,001 - $500,000         37.30         81.08
$500,001 - $550,000         36.07         83.98
$550,001 - $600,000         46.83         83.07
$600,001 - $650,000         30.37         83.78
$650,001 - $700,000         61.87         87.66
$700,001 - $750,000         22.35         88.96
$750,001 - $800,000         57.23         71.58
$800,001 - $850,000         50.85         83.25
$850,001 - $900,000         66.59        100.00
$900,001 - $950,000         50.25        100.00
$950,001 - $1,000,000       50.19        100.00
$1,000,001 & Above          77.15         81.84
------------------------------------------------
Total:                      40.79%        71.12%
================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                   Pct. Of                   Weighted                                  Weighted
                                                   Pool By      Weighted       Avg.        Avg.        Weighted          Avg.
                        Number Of   Principal     Principal    Avg. Gross    Current    Principal        Avg.          Combined
   Current Rate          Loans       Balance       Balance       Coupon        FICO      Balance     Original LTV        LTV
----------------------------------------------------------------------------------------------------------------------------------
4.50% & Below                 32     $8,915,858        1.49%        4.394%        701     $278,621          75.96%          84.17%
4.51 - 5.00%                 194     54,163,121        9.06         4.853         700      279,191          77.28           86.33
5.01 - 5.50%                 530    148,328,297       24.80         5.346         706      279,865          75.65           83.20
5.51 - 6.00%                 793    212,310,392       35.49         5.808         701      267,731          77.17           85.49
6.01 - 6.50%                 477    123,221,458       20.60         6.308         699      258,326          78.00           87.35
6.51 - 7.00%                 167     43,392,030        7.25         6.756         703      259,833          79.61           88.58
7.01 - 7.50%                  34      7,064,903        1.18         7.197         696      207,791          82.40           89.04
7.51 - 8.00%                   4        326,425        0.05         7.761         686       81,606          83.37           86.47
8.01% & Above                  1        429,850        0.07         8.250         663      429,850          94.99           94.99
----------------------------------------------------------------------------------------------------------------------------------
Total:                     2,232   $598,152,333      100.00%        5.777%        702     $267,989          77.21%          85.63%
==================================================================================================================================




                        Pct. Full    Pct. Owner
   Current Rate            Doc        Occupied
------------------------------------------------
4.50% & Below               50.12%        92.32%
4.51 - 5.00%                54.98         90.54
5.01 - 5.50%                52.32         78.82
5.51 - 6.00%                39.91         71.41
6.01 - 6.50%                26.40         61.73
6.51 - 7.00%                30.42         45.40
7.01 - 7.50%                21.36         46.49
7.51 - 8.00%                39.93         39.29
8.01% & Above                0.00        100.00
------------------------------------------------
Total:                      40.79%        71.12%
================================================


                              Distribution by FICO

                                                   Pct. Of                   Weighted                                  Weighted
                                                   Pool By      Weighted       Avg.        Avg.        Weighted          Avg.
                        Number Of   Principal     Principal    Avg. Gross    Current    Principal        Avg.          Combined
     Fico                Loans       Balance       Balance       Coupon        FICO      Balance     Original LTV        LTV
----------------------------------------------------------------------------------------------------------------------------------
780 - 819                    121    $30,318,211        5.07%        5.720%        792     $250,564          77.73%          84.40%
760 - 779                    167     42,031,911        7.03         5.757         770      251,688          76.78           86.17
740 - 759                    215     51,397,444        8.59         5.766         749      239,058          77.90           86.44
720 - 739                    278     67,899,512       11.35         5.779         729      244,243          77.75           87.06
700 - 719                    364     96,152,741       16.07         5.727         709      264,156          77.55           87.43
680 - 699                    388    108,666,953       18.17         5.788         689      280,069          77.66           86.03
660 - 679                    364    102,152,536       17.08         5.851         669      280,639          76.84           85.14
640 - 659                    238     72,111,216       12.06         5.770         650      302,988          75.88           82.85
620 - 639                     92     25,764,053        4.31         5.747         630      280,044          76.55           82.42
600 - 619                      4      1,609,821        0.27         5.810         615      402,455          77.22           82.15
Unavailable                    1         47,935        0.01         8.000           0       47,935          80.00           80.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                     2,232   $598,152,333      100.00%        5.777%        702     $267,989          77.21%          85.63%
==================================================================================================================================




                        Pct. Full    Pct. Owner
     Fico                  Doc        Occupied
------------------------------------------------
780 - 819                   52.37%        49.76%
760 - 779                   49.89         56.93
740 - 759                   38.18         61.76
720 - 739                   34.90         62.16
700 - 719                   31.64         64.52
680 - 699                   32.48         71.28
660 - 679                   42.53         79.40
640 - 659                   46.63         91.40
620 - 639                   75.12         94.35
600 - 619                  100.00        100.00
Unavailable                100.00          0.00
------------------------------------------------
Total:                      40.79%        71.12%
================================================


                          Distribution by Original LTV

                                                   Pct. Of                   Weighted                                  Weighted
                                                   Pool By      Weighted       Avg.        Avg.        Weighted          Avg.
                        Number Of   Principal     Principal    Avg. Gross    Current    Principal        Avg.          Combined
    Original LTV         Loans       Balance       Balance       Coupon        FICO      Balance     Original LTV        LTV
----------------------------------------------------------------------------------------------------------------------------------
40.00% & Below                 7       $823,699        0.14%        5.318%        757     $117,671          30.07%          33.73%
40.01 - 50.00%                26     10,117,638        1.69         5.564         698      389,140          46.59           54.12
50.01 - 60.00%                42     14,336,538        2.40         5.570         705      341,346          57.44           63.95
60.01 - 70.00%               185     65,499,448       10.95         5.707         693      354,051          67.04           73.17
70.01 - 80.00%             1,830    477,638,169       79.85         5.777         703      261,004          79.05           88.39
80.01 - 85.00%                13      2,716,225        0.45         5.827         706      208,940          84.06           84.06
85.01 - 90.00%                72     13,883,074        2.32         6.077         708      192,820          89.59           89.59
90.01 - 95.00%                57     13,137,541        2.20         6.204         706      230,483          94.80           94.80
----------------------------------------------------------------------------------------------------------------------------------
Total:                     2,232   $598,152,333      100.00%        5.777%        702     $267,989          77.21%          85.63%
==================================================================================================================================




                        Pct. Full    Pct. Owner
    Original LTV           Doc        Occupied
------------------------------------------------
40.00% & Below              54.39%         7.88%
40.01 - 50.00%              56.31         82.87
50.01 - 60.00%              41.87         73.74
60.01 - 70.00%              54.82         79.69
70.01 - 80.00%              38.54         69.03
80.01 - 85.00%              55.30         82.82
85.01 - 90.00%              38.32         71.36
90.01 - 95.00%              38.13         93.52
------------------------------------------------
Total:                      40.79%        71.12%
================================================


                          Distribution by Document Type

                                                   Pct. Of                   Weighted                                  Weighted
                                                   Pool By      Weighted       Avg.        Avg.        Weighted          Avg.
                        Number Of   Principal     Principal    Avg. Gross    Current    Principal        Avg.          Combined
 Document Type           Loans       Balance       Balance       Coupon        FICO      Balance     Original LTV        LTV
----------------------------------------------------------------------------------------------------------------------------------
Full/alt                     911   $243,970,485       40.79%        5.641%        700     $267,805          76.41%          85.10%
No Doc                       172     46,457,655        7.77         6.059         703      270,103          75.96           76.82
Stated                     1,149    307,724,194       51.45         5.842         704      267,819          78.04           87.38
----------------------------------------------------------------------------------------------------------------------------------
Total:                     2,232   $598,152,333      100.00%        5.777%        702     $267,989          77.21%          85.63%
==================================================================================================================================




                        Pct. Full    Pct. Owner
 Document Type             Doc        Occupied
------------------------------------------------
Full/alt                   100.00%        73.23%
No Doc                       0.00         92.14
Stated                       0.00         66.27
------------------------------------------------
Total:                      40.79%        71.12%
================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                                   Pct. Of                   Weighted                                  Weighted
                                                   Pool By      Weighted       Avg.        Avg.        Weighted          Avg.
                        Number Of   Principal     Principal    Avg. Gross    Current    Principal        Avg.          Combined
   Loan Purpose          Loans       Balance       Balance       Coupon        FICO      Balance     Original LTV        LTV
----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                 496   $141,608,314       23.67%        5.797%        689     $285,501          74.18%          77.35%
Purchase                   1,335    353,045,515       59.02         5.818         711      264,454          79.21           89.22
Rate/term Refi               401    103,498,504       17.30         5.606         688      258,101          74.55           84.74
----------------------------------------------------------------------------------------------------------------------------------
Total:                     2,232   $598,152,333      100.00%        5.777%        702     $267,989          77.21%          85.63%
==================================================================================================================================




                        Pct. Full    Pct. Owner
   Loan Purpose            Doc        Occupied
------------------------------------------------
Cashout Refi                39.61%        78.37%
Purchase                    41.48         64.38
Rate/term Refi              40.05         84.19
------------------------------------------------
Total:                      40.79%        71.12%
================================================


                        Distribution by Occupancy Status

                                                   Pct. Of                   Weighted                                  Weighted
                                                   Pool By      Weighted       Avg.        Avg.        Weighted          Avg.
                        Number Of   Principal     Principal    Avg. Gross    Current    Principal        Avg.          Combined
  Occupancy Status       Loans       Balance       Balance       Coupon        FICO      Balance     Original LTV        LTV
----------------------------------------------------------------------------------------------------------------------------------
Non Owner                    799   $155,593,382       26.01%        6.005%        720     $194,735          77.84%          84.98%
Owner Occupied             1,373    425,395,681       71.12         5.690         695      309,829          77.07           86.02
Second Home                   60     17,163,270        2.87         5.846         714      286,055          75.09           81.86
----------------------------------------------------------------------------------------------------------------------------------
Total:                     2,232   $598,152,333      100.00%        5.777%        702     $267,989          77.21%          85.63%
==================================================================================================================================




                        Pct. Full    Pct. Owner
  Occupancy Status         Doc        Occupied
------------------------------------------------
Non Owner                   36.01%         0.00%
Owner Occupied              42.00        100.00
Second Home                 54.03          0.00
------------------------------------------------
Total:                      40.79%        71.12%
================================================


                          Distribution by Property Type

                                                   Pct. Of                   Weighted                                  Weighted
                                                   Pool By      Weighted       Avg.        Avg.        Weighted          Avg.
                        Number Of   Principal     Principal    Avg. Gross    Current    Principal        Avg.          Combined
  Property Type          Loans       Balance       Balance       Coupon        FICO      Balance     Original LTV        LTV
----------------------------------------------------------------------------------------------------------------------------------
2-4 Family                   240    $74,810,100       12.51%        6.050%        713     $311,709          76.89%          84.04%
Condo                        249     58,736,055        9.82         5.723         711      235,888          78.24           87.34
Hi-rise Condo                 27      7,092,726        1.19         6.255         706      262,694          77.62           88.44
Pud                          490    135,286,034       22.62         5.715         701      276,094          77.42           86.75
Single Family              1,224    321,891,578       53.81         5.739         698      262,983          77.00           85.16
Townhouse                      2        335,840        0.06         5.199         727      167,920          80.00           88.09
----------------------------------------------------------------------------------------------------------------------------------
Total:                     2,232   $598,152,333      100.00%        5.777%        702     $267,989          77.21%          85.63%
==================================================================================================================================




                        Pct. Full    Pct. Owner
  Property Type            Doc        Occupied
------------------------------------------------
2-4 Family                  33.21%        40.49%
Condo                       49.86         70.81
Hi-rise Condo                6.01         45.78
Pud                         45.94         71.74
Single Family               39.43         78.62
Townhouse                  100.00         40.47
------------------------------------------------
Total:                      40.79%        71.12%
================================================


                              Distribution by State

                                                   Pct. Of                   Weighted                                  Weighted
                                                   Pool By      Weighted       Avg.        Avg.        Weighted          Avg.
                        Number Of   Principal     Principal    Avg. Gross    Current    Principal        Avg.          Combined
      State              Loans       Balance       Balance       Coupon        FICO      Balance     Original LTV        LTV
----------------------------------------------------------------------------------------------------------------------------------
CA - Southern                388   $143,044,332       23.91%        5.741%        698     $368,671          76.07%          83.18%
CA - Northern                256    100,596,245       16.82         5.726         700      392,954          75.84           84.35
FL                           190     42,969,080        7.18         5.803         711      226,153          78.38           86.99
AZ                           162     29,499,103        4.93         5.758         713      182,093          79.13           88.82
NV                           107     29,468,594        4.93         5.781         697      275,407          75.96           82.79
IL                           109     27,514,358        4.60         5.903         701      252,425          78.77           86.17
NY                            58     22,667,708        3.79         5.898         701      390,823          77.68           86.20
VA                            79     21,473,998        3.59         5.850         700      271,823          78.63           89.23
CO                           101     20,963,319        3.50         5.619         705      207,558          78.33           89.30
WA                            96     20,442,973        3.42         5.721         708      212,948          78.61           89.21
Other                        686    139,512,624       23.32         5.821         703      203,371          77.89           86.75
----------------------------------------------------------------------------------------------------------------------------------
Total:                     2,232   $598,152,333      100.00%        5.777%        702     $267,989          77.21%          85.63%
==================================================================================================================================




                        Pct. Full    Pct. Owner
      State                Doc        Occupied
------------------------------------------------
CA - Southern               44.56%        77.16%
CA - Northern               30.33         75.06
FL                          54.12         73.41
AZ                          52.46         44.82
NV                          34.56         55.42
IL                          24.38         73.43
NY                          30.88         87.85
VA                          35.70         83.03
CO                          53.60         62.98
WA                          44.88         69.81
Other                       42.30         66.66
------------------------------------------------
Total:                      40.79%        71.12%
================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                                   Pct. Of                   Weighted                                  Weighted
                                                   Pool By      Weighted       Avg.        Avg.        Weighted          Avg.
                        Number Of   Principal     Principal    Avg. Gross    Current    Principal        Avg.          Combined
   Zip Code              Loans       Balance       Balance       Coupon        FICO      Balance         LTV             LTV
----------------------------------------------------------------------------------------------------------------------------------
94583                          5     $3,095,050        0.52%        5.539%        728     $619,010          77.78%          89.90%
60611                          8      2,674,780        0.45         6.468         719      334,348          76.56           89.70
90291                          4      2,499,024        0.42         5.435         739      624,756          62.64           62.64
89138                          5      2,464,122        0.41         5.364         689      492,824          77.31           86.13
92262                          6      2,381,538        0.40         6.308         719      396,923          82.43           89.38
89148                          8      2,252,650        0.38         5.676         690      281,581          78.65           84.61
94122                          3      2,247,500        0.38         5.718         728      749,167          77.12           82.88
92101                          5      2,215,350        0.37         5.888         734      443,070          74.68           85.26
89123                          9      2,196,806        0.37         6.348         692      244,090          75.53           82.94
85255                          6      2,107,523        0.35         5.400         716      351,254          76.68           83.19
Other                      2,173    574,017,990       95.97         5.775         701      264,159          77.27           85.71
----------------------------------------------------------------------------------------------------------------------------------
Total:                     2,232   $598,152,333      100.00%        5.777%        702     $267,989          77.21%          85.63%
==================================================================================================================================




                        Pct. Full    Pct. Owner
   Zip Code                Doc        Occupied
------------------------------------------------
94583                       16.02%       100.00%
60611                       10.26         41.14
90291                       78.67         78.67
89138                       46.35         73.83
92262                       49.85         71.44
89148                        0.00         44.37
94122                       39.15         67.96
92101                       55.61         70.71
89123                       48.43         44.61
85255                       34.16         18.98
Other                       40.94         71.47
------------------------------------------------
Total:                      40.79%        71.12%
================================================


                  Distribution by Remaining Months to Maturity

                                                    Pct. Of                                                 Weighted
   Remaining                                        Pool By      Weighted       Weighted        Avg.          Avg.
   Months To            Number Of    Principal     Principal    Avg. Gross        Avg.       Principal      Original
   Maturity               Loans       Balance       Balance       Coupon      Current FICO    Balance         LTV
----------------------------------------------------------------------------------------------------------------------------------
301 - 360                   2,232   $598,152,333      100.00%        5.777%            702     $267,989          77.21%
----------------------------------------------------------------------------------------------------------------------------------
Total:                      2,232   $598,152,333      100.00%        5.777%            702     $267,989          77.21%
==================================================================================================================================




   Remaining              Weighted
   Months To                Avg.        Pct. Full    Pct. Owner
   Maturity             Combined LTV       Doc        Occupied
----------------------------------------------------------------
301 - 360                      85.63%       40.79%        71.12%
----------------------------------------------------------------
Total:                         85.63%       40.79%        71.12%
================================================================


                        Distribution by Amortization Type

                                                   Pct. Of                   Weighted                                  Weighted
                                                   Pool By      Weighted       Avg.        Avg.        Weighted          Avg.
                        Number Of   Principal     Principal    Avg. Gross    Current    Principal        Avg.          Combined
 Amortization Type       Loans       Balance       Balance       Coupon        FICO      Balance     Original LTV        LTV
----------------------------------------------------------------------------------------------------------------------------------
1 YEAR ARM                   103    $35,240,968        5.89%        5.049%        704     $342,145          79.06%          91.30%
10 YEAR ARM                    9      2,941,132        0.49         6.266         699      326,792          75.77           82.16
3 YEAR ARM                 1,419    378,490,325       63.28         5.827         699      266,730          77.69           86.31
5 YEAR ARM                   492    112,635,107       18.83         5.932         713      228,933          77.62           85.07
6 MONTH ARM                  114     26,890,036        4.50         5.476         700      235,878          78.95           92.88
7 YEAR ARM                    95     41,954,764        7.01         5.674         701      441,629          69.21           71.85
----------------------------------------------------------------------------------------------------------------------------------
Total:                     2,232   $598,152,333      100.00%        5.777%        702     $267,989          77.21%          85.63%
==================================================================================================================================




                        Pct. Full    Pct. Owner
 Amortization Type         Doc        Occupied
------------------------------------------------
1 YEAR ARM                  15.00%        99.32%
10 YEAR ARM                 49.78         82.61
3 YEAR ARM                  36.58         65.70
5 YEAR ARM                  45.93         65.54
6 MONTH ARM                 37.87         99.75
7 YEAR ARM                  87.84         92.12
------------------------------------------------
Total:                      40.79%        71.12%
================================================


                     Distribution by Prepayment Term Months

                                                   Pct. Of                   Weighted                                  Weighted
                                                   Pool By      Weighted       Avg.        Avg.        Weighted          Avg.
Prepayment Term         Number Of   Principal     Principal    Avg. Gross    Current    Principal        Avg.          Combined
     Months              Loans       Balance       Balance       Coupon        FICO      Balance     Original LTV        LTV
----------------------------------------------------------------------------------------------------------------------------------
0                          1,195   $372,813,805       62.33%        5.833%        703     $311,978          76.79%          85.03%
12                             2        742,400        0.12         5.850         741      371,200          77.93           89.15
24                             1        169,385        0.03         5.000         728      169,385          49.40           49.40
30                             1        319,900        0.05         6.125         699      319,900          80.00           99.98
36                         1,019    220,572,179       36.88         5.681         699      216,459          77.94           86.66
42                            12      2,435,350        0.41         5.776         703      202,946          78.33           90.96
60                             2      1,099,315        0.18         5.940         703      549,658          71.73           73.46
----------------------------------------------------------------------------------------------------------------------------------
Total:                     2,232   $598,152,333      100.00%        5.777%        702     $267,989          77.21%          85.63%
==================================================================================================================================




Prepayment Term         Pct. Full    Pct. Owner
     Months                Doc        Occupied
------------------------------------------------
0                           36.50%        72.63%
12                           0.00        100.00
24                           0.00          0.00
30                           0.00        100.00
36                          48.09         68.54
42                          38.10         60.03
60                          82.69         82.69
------------------------------------------------
Total:                      40.79%        71.12%
================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Periodic Cap

                                                   Pct. Of                   Weighted                                  Weighted
                                                   Pool By      Weighted       Avg.        Avg.        Weighted          Avg.
                        Number Of   Principal     Principal    Avg. Gross    Current    Principal        Avg.          Combined
 Periodic Cap            Loans       Balance       Balance       Coupon        FICO      Balance         LTV             LTV
----------------------------------------------------------------------------------------------------------------------------------
1.00%                      1,738   $422,540,940       70.64%        5.863%        703     $243,119          78.13%          86.88%
2.00%                        494    175,611,393       29.36         5.568         700      355,489          74.99           82.64
----------------------------------------------------------------------------------------------------------------------------------
Total:                     2,232   $598,152,333      100.00%        5.777%        702     $267,989          77.21%          85.63%
==================================================================================================================================




                        Pct. Full    Pct. Owner
 Periodic Cap              Doc        Occupied
------------------------------------------------
1.00%                       25.97%        63.51%
2.00%                       76.43         89.43
------------------------------------------------
Total:                      40.79%        71.12%
================================================


                      Distribution by Months to Rate Reset

                                                   Pct. Of                                             Weighted
                                                   Pool By      Weighted     Weighted      Avg.          Avg.          Weighted
 Months To Rate         Number Of   Principal     Principal    Avg. Gross      Avg.     Principal      Original          Avg.
      Reset              Loans       Balance       Balance       Coupon      Current FIC Balance         LTV         Combined LTV
----------------------------------------------------------------------------------------------------------------------------------
 10 & Below                  209    $59,005,513        9.86%        5.234%        702     $282,323          79.02%          91.95%
 11 - 20                       8      3,125,492        0.52         5.236         706      390,686          78.82           92.58
 21 - 30                      10      3,897,570        0.65         5.610         693      389,757          80.10           87.85
 31 - 40                   1,409    374,592,755       62.62         5.830         699      265,857          77.67           86.30
 51 - 60                     492    112,635,107       18.83         5.932         713      228,933          77.62           85.07
 71 - 80                      56     27,037,099        4.52         5.650         702      482,805          67.85           69.25
 81 - 90                      39     14,917,665        2.49         5.718         700      382,504          71.69           76.57
 101 - 110                     1        360,432        0.06         5.000         618      360,432          67.59           89.60
 111 - 120                     8      2,580,700        0.43         6.443         711      322,588          76.91           81.12
----------------------------------------------------------------------------------------------------------------------------------
 Total:                    2,232   $598,152,333      100.00%        5.777%        702     $267,989          77.21%          85.63%
==================================================================================================================================




 Months To Rate         Pct. Full    Pct. Owner
      Reset                Doc        Occupied
------------------------------------------------
 10 & Below                 25.81%        99.48%
 11 - 20                     7.74        100.00
 21 - 30                    79.88         92.55
 31 - 40                    36.13         65.42
 51 - 60                    45.93         65.54
 71 - 80                    87.98         96.54
 81 - 90                    87.58         84.11
 101 - 110                 100.00        100.00
 111 - 120                  42.77         80.18
------------------------------------------------
 Total:                     40.79%        71.12%
================================================


                      Distribution by Maximum Lifetime Rate

                                                   Pct. Of                   Weighted                                  Weighted
                                                   Pool By      Weighted       Avg.        Avg.        Weighted          Avg.
  Maximum Lifetime      Number Of   Principal     Principal    Avg. Gross    Current    Principal        Avg.          Combined
        Rate             Loans       Balance       Balance       Coupon        FICO      Balance     Original LTV        LTV
----------------------------------------------------------------------------------------------------------------------------------
 9.49% & Below                 2     $1,067,621        0.18%        4.308%        695     $533,811          68.45%          68.45%
 9.50 - 9.99%                 14      6,215,344        1.04         4.781         703      443,953          76.31           82.62
 10.00 - 10.49%               55     20,804,336        3.48         5.106         711      378,261          70.71           74.40
 10.50 - 10.99%              268     74,339,548       12.43         5.327         710      277,386          76.04           82.24
 11.00 - 11.49%              554    142,266,473       23.78         5.441         707      256,799          77.08           86.01
 11.50 - 11.99%              752    195,556,155       32.69         5.820         700      260,048          77.10           85.85
 12.00 - 12.49%              396    108,488,164       18.14         6.216         694      273,960          78.32           88.10
 12.50 - 12.99%              161     42,675,996        7.13         6.640         698      265,068          79.65           88.72
 13.00 - 13.49%               24      5,784,623        0.97         7.112         687      241,026          84.27           89.11
 13.50 - 13.99%                4        476,289        0.08         7.611         711      119,072          88.33           91.45
 14.00 - 14.49%                2        477,785        0.08         8.225         663      238,893          93.49           93.49
----------------------------------------------------------------------------------------------------------------------------------
 Total:                    2,232   $598,152,333      100.00%        5.777%        702     $267,989          77.21%          85.63%
==================================================================================================================================




  Maximum Lifetime      Pct. Full    Pct. Owner
        Rate               Doc        Occupied
------------------------------------------------
 9.49% & Below             100.00%       100.00%
 9.50 - 9.99%               80.78        100.00
 10.00 - 10.49%             68.92         87.74
 10.50 - 10.99%             52.59         80.99
 11.00 - 11.49%             44.92         77.95
 11.50 - 11.99%             41.20         69.37
 12.00 - 12.49%             26.85         63.96
 12.50 - 12.99%             20.40         47.52
 13.00 - 13.49%             33.46         44.89
 13.50 - 13.99%             32.90         82.70
 14.00 - 14.49%             10.03         89.97
------------------------------------------------
 Total:                     40.79%        71.12%
================================================


                      Distribution by Minimum Lifetime Rate

                                                   Pct. Of                   Weighted                                  Weighted
                                                   Pool By      Weighted       Avg.        Avg.        Weighted          Avg.
     Minimum            Number Of   Principal     Principal    Avg. Gross    Current    Principal        Avg.          Combined
  Lifetime Rate          Loans       Balance       Balance       Coupon        FICO      Balance     Original LTV        LTV
----------------------------------------------------------------------------------------------------------------------------------
 2.00 - 2.49%                312   $122,698,035       20.51%        5.646%        700     $393,263          73.75%          80.64%
 2.50 - 2.99%              1,916    474,527,788       79.33         5.809         702      247,666          78.09           86.92
 3.00 - 3.49%                  4        926,510        0.15         6.521         721      231,628          85.36           87.82
----------------------------------------------------------------------------------------------------------------------------------
 Total:                    2,232   $598,152,333      100.00%        5.777%        702     $267,989          77.21%          85.63%
==================================================================================================================================




     Minimum            Pct. Full    Pct. Owner
  Lifetime Rate            Doc        Occupied
------------------------------------------------
 2.00 - 2.49%               78.17%        89.48%
 2.50 - 2.99%               31.10         66.34
 3.00 - 3.49%               53.52         83.61
------------------------------------------------
 Total:                     40.79%        71.12%
================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin

                                                   Pct. Of                   Weighted                                  Weighted
                                                   Pool By      Weighted       Avg.        Avg.        Weighted          Avg.
                        Number Of   Principal     Principal    Avg. Gross    Current    Principal        Avg.          Combined
     Margin              Loans       Balance       Balance       Coupon        FICO      Balance     Original LTV        LTV
----------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49%                 313   $123,293,714       20.61%        5.643%        700     $393,910          73.78%          80.69%
2.50 - 2.99%               1,915    473,932,109       79.23         5.810         702      247,484          78.09           86.91
3.00 - 3.49%                   4        926,510        0.15         6.521         721      231,628          85.36           87.82
----------------------------------------------------------------------------------------------------------------------------------
Total:                     2,232   $598,152,333      100.00%        5.777%        702     $267,989          77.21%          85.63%
==================================================================================================================================




                        Pct. Full    Pct. Owner
     Margin                Doc        Occupied
------------------------------------------------
2.00 - 2.49%                78.28%        89.54%
2.50 - 2.99%                31.01         66.30
3.00 - 3.49%                53.52         83.61
------------------------------------------------
Total:                      40.79%        71.12%
================================================


                      Distribution by First Adjustment Cap

                                                   Pct. Of                   Weighted                                  Weighted
                                                   Pool By      Weighted       Avg.        Avg.        Weighted          Avg.
                        Number Of   Principal     Principal    Avg. Gross    Current    Principal        Avg.          Combined
 Adjustment Cap          Loans       Balance       Balance       Coupon        FICO      Balance     Original LTV        LTV
----------------------------------------------------------------------------------------------------------------------------------
1.00%                        114    $26,890,036        4.50%        5.476%        700     $235,878          78.95%          92.88%
2.00%                        181     76,156,180       12.73         5.525         702      420,752          76.02           86.07
3.00%                        204     52,327,727        8.75         5.506         688      256,508          77.05           85.14
5.00%                      1,732    442,288,390       73.94         5.869         704      255,363          77.34           85.19
6.00%                          1        490,000        0.08         6.500         699      490,000          67.59           67.62
----------------------------------------------------------------------------------------------------------------------------------
Total:                     2,232   $598,152,333      100.00%        5.777%        702     $267,989          77.21%          85.63%
==================================================================================================================================




                        Pct. Full    Pct. Owner
 Adjustment Cap            Doc        Occupied
------------------------------------------------
1.00%                       37.87%        99.75%
2.00%                       64.12         86.89
3.00%                       79.52         90.18
5.00%                       32.41         64.37
6.00%                        0.00        100.00
------------------------------------------------
Total:                      40.79%        71.12%
================================================


                      Distribution by Periodic Lifetime Cap

                                                   Pct. Of                   Weighted                                  Weighted
                                                   Pool By      Weighted       Avg.        Avg.        Weighted          Avg.
     Periodic           Number Of   Principal     Principal    Avg. Gross    Current    Principal        Avg.          Combined
   Lifetime Cap          Loans       Balance       Balance       Coupon        FICO      Balance     Original LTV        LTV
----------------------------------------------------------------------------------------------------------------------------------
 4.01 - 4.50%                  9     $1,483,650        0.25%        6.527%        690     $164,850          81.30%          94.69%
 4.51 - 5.00%                464    125,724,460       21.02         5.928         713      270,958          74.97           81.16
 5.01 - 5.50%                 36      9,917,317        1.66         5.662         704      275,481          79.35           93.75
 5.51 - 6.00%              1,696    454,760,921       76.03         5.750         699      268,137          77.76           86.57
 6.01 - 6.50%                 24      5,505,924        0.92         4.691         698      229,413          78.31           93.01
 6.51 - 7.00%                  3        760,061        0.13         4.484         692      253,354          76.59           88.80
----------------------------------------------------------------------------------------------------------------------------------
 Total:                    2,232   $598,152,333      100.00%        5.777%        702     $267,989          77.21%          85.63%
==================================================================================================================================




     Periodic           Pct. Full    Pct. Owner
   Lifetime Cap            Doc        Occupied
------------------------------------------------
 4.01 - 4.50%               63.97%       100.00%
 4.51 - 5.00%               48.64         71.08
 5.01 - 5.50%               42.02        100.00
 5.51 - 6.00%               38.52         70.01
 6.01 - 6.50%               40.23        100.00
 6.51 - 7.00%               39.21        100.00
------------------------------------------------
 Total:                     40.79%        71.12%
================================================


                       Distribution by Interest Only Loans

                                                   Pct. Of                   Weighted                                  Weighted
Distribution by                                    Pool By      Weighted       Avg.        Avg.        Weighted          Avg.
 Interest Only          Number Of   Principal     Principal    Avg. Gross    Current    Principal        Avg.          Combined
     Loans               Loans       Balance       Balance       Coupon        FICO      Balance     Original LTV        LTV
----------------------------------------------------------------------------------------------------------------------------------
N                            310    $83,531,758       13.96%        5.678%        697     $269,457          75.96%          80.55%
Y                          1,922    514,620,575       86.04         5.793         703      267,753          77.41           86.46
----------------------------------------------------------------------------------------------------------------------------------
Total:                     2,232   $598,152,333      100.00%        5.777%        702     $267,989          77.21%          85.63%
==================================================================================================================================



Distribution by
 Interest Only          Pct. Full    Pct. Owner
     Loans                 Doc        Occupied
------------------------------------------------
N                           50.75%        74.17%
Y                           39.17         70.62
------------------------------------------------
Total:                      40.79%        71.12%
================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Distribution by Interest Only Term

                                                   Pct. Of                   Weighted                                  Weighted
 Distribution by                                   Pool By      Weighted       Avg.        Avg.        Weighted          Avg.
  Interest Only         Number Of   Principal     Principal    Avg. Gross    Current    Principal        Avg.          Combined
       Term              Loans       Balance       Balance       Coupon        FICO      Balance     Original LTV        LTV
----------------------------------------------------------------------------------------------------------------------------------
 0                           310    $83,531,758       13.96%        5.678%        697     $269,457          75.96%          80.55%
 36                          272     90,257,424       15.09         5.679         696      331,829          76.04           84.02
 60                          183     48,500,301        8.11         5.600         699      265,029          77.97           86.85
 84                           51     25,274,905        4.23         5.684         700      495,586          68.06           71.39
 120                       1,416    350,587,945       58.61         5.857         706      247,590          78.36           88.12
----------------------------------------------------------------------------------------------------------------------------------
 Total:                    2,232   $598,152,333      100.00%        5.777%        702     $267,989          77.21%          85.63%
==================================================================================================================================



 Distribution by
  Interest Only         Pct. Full    Pct. Owner
       Term                Doc        Occupied
------------------------------------------------
 0                          50.75%        74.17%
 36                         82.80         83.95
 60                         69.38         89.60
 84                         86.75         93.21
 120                        20.33         62.94
------------------------------------------------
 Total:                     40.79%        71.12%
================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A

This transaction will contain a one-month LIBOR interest rate corridor agreement (the "Interest Rate Corridor") available to pay Basis Risk Carry Forward Amounts on all the Offered Certificates in the manner described herein. The Interest Rate Corridor will have an initial notional amount of approximately $594,986,686.96, a term of 56 months beginning on the first Distribution Date and a strike rate as detailed in the table below with an upper collar of 10%

The Interest Rate Corridor Notional Amount Amortization Schedule
----------------------------------------------------------------

                                                               Interest Rate
Distribution Period                                               Corridor
     (months)                   Strike Rate (%)             Notional Amount ($)
-------------------             ---------------             -------------------
        1                           6.30915                  594,986,686.96
        2                           5.46795                  577,475,051.86
        3                           5.31924                  560,478,406.34
        4                           5.51298                  543,981,615.49
        5                           5.33517                  527,969,988.97
        6                           5.33519                  512,429,267.92
        7                           5.52205                  497,345,612.31
        8                           5.34565                  482,705,588.65
        9                           5.55455                  468,496,158.03
       10                           5.53984                  454,704,664.57
       11                           5.53989                  441,319,604.34
       12                           6.13350                  428,328,228.83
       13                           5.53999                  415,718,966.94
       14                           5.72471                  403,480,587.48
       15                           5.56779                  391,602,189.18
       16                           5.76988                  380,073,190.99
       17                           5.58382                  368,883,322.70
       18                           5.58388                  358,022,615.80
       19                           5.77256                  347,481,394.60
       20                           5.58812                  337,250,267.70
       21                           5.80384                  327,320,119.55
       22                           5.72645                  317,682,102.44
       23                           5.72653                  308,327,814.07
       24                           6.34018                  299,248,723.13
       25                           5.72670                  290,436,739.47
       26                           5.91767                  281,884,010.58
       27                           5.75462                  273,582,914.69
       28                           5.96301                  265,526,053.96
       29                           5.77074                  257,706,247.88
       30                           5.77084                  250,116,526.95
       31                           5.96416                  242,750,126.41
       32                           5.77357                  235,600,480.30
       33                           6.24866                  228,661,215.56
       34                           7.62394                  221,915,055.36
       35                           7.63309                  215,362,295.11
       36                           9.11520                  209,002,647.24
       37                           8.52744                  202,830,575.66
       38                           8.81203                  196,840,434.27
       39                           8.56692                  191,026,868.06
       40                           9.09395                  185,385,660.83
       41                           8.80096                  179,911,072.91
       42                           8.80133                  174,597,850.75
       43                           9.09509                  169,441,244.79
       44                           8.80207                  164,436,645.17


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               Interest Rate
Distribution Period                                               Corridor
     (months)                   Strike Rate (%)             Notional Amount ($)
-------------------             ---------------             -------------------
       45                           9.22455                  159,579,577.52
       46                           9.12992                  154,868,208.01
       47                           9.13418                  150,299,897.44
       48                          10.31160                  145,866,181.27
       49                           9.31394                  141,563,030.85
       50                           9.62466                  137,386,595.35
       51                           9.34459                  133,333,148.36
       52                           9.65633                  129,399,498.20
       53                           9.34507                  125,581,685.91
       54                           9.38415                  121,876,304.91
       55                           9.71550                  118,279,395.79
       56                           9.40232                  114,788,639.95
   57 & Above                           N/A                             N/A


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 05-4 Non-owner Poperty (external)


Property types for the non-owner occupied loans:

2-4 Family               28.6%
Condo                     8.0
Hi-rise                   2.0
PUD                      21.1
Single Fam               40.1
Townhouse                 0.1

GSAA 2005-04 - Price/Yield - M1

Balance          $16,957,000.00  Delay           0
Coupon           3.1663          Dated           3/30/2005
Settle           3/30/2005       First Payment   4/25/2005



               Prepay        75 PricingSpeed
                      -------------------------
              Default               7.80 CDR
        Loss Severity                    35%
    Servicer Advances                   100%
      Liquidation Lag                     12
  Optional Redemption               Maturity
Lockout and Penalties      Exclude Penalties
   Forward 2/28 Close                   BASE
                      -------------------------

            LIBOR_1MO   2.86012 3.08692 3.20993 3.35254 3.49118 3.59777 3.71936
                        3.81706 3.87348 4.03204 3.97728 4.03246 4.09564 4.14537
                        4.17343 4.19836 4.22437 4.25045 4.27206 4.29568 4.32152
                        4.34852 4.36945 4.37624 4.38079 4.38787 4.39761 4.40618
                        4.41782 4.43095 4.44386 4.45917 4.4757 4.49297 4.51328
                        4.53208 4.54982 4.56762 4.5855 4.60227 4.62078 4.63524
                        4.65052 4.66629 4.67978 4.69402 4.70758 4.72163 4.74311
                        4.76422 4.78013 4.79548 4.80983 4.82082 4.83008 4.8378
                        4.84286 4.84725 4.84724 4.84813 4.85458 4.86087 4.86709
                        4.87386 4.88143 4.88913 4.89767 4.90496 4.91364 4.92344
                        4.93225 4.93986 4.94873 4.95352 4.96226 4.9712 4.97908
                        4.98909 4.99932 5.00961 5.02063 5.03277 5.04534 5.05715
                        5.06988 5.08134 5.09422 5.10346 5.11485 5.12582 5.13461
                        5.14468 5.15395 5.16231 5.17202 5.17914 5.19009 5.20098
                        5.2122 5.22078 5.23051 5.23918 5.24674 5.25547 5.2603
                        5.26741 5.27355 5.278 5.28693 5.29508 5.30332 5.31035
                        5.31872 5.32378 5.33006 5.3366 5.34063 5.34612 5.35054
                        5.35393 5.36146 5.3689 5.37292 5.37915 5.38545 5.38983 5

            LIBOR_6MO   3.28567 3.43833 3.55583 3.66791 3.7869 3.86753 3.93938
                        4.00576 4.05994 4.11124 4.14006 4.18224 4.21952 4.24824
                        4.27426 4.30061 4.3237 4.34848 4.36908 4.38764 4.40343
                        4.41763 4.42679 4.43523 4.44537 4.45535 4.46768 4.48109
                        4.49562 4.51295 4.52923 4.54634 4.56457 4.58363 4.602
                        4.62234 4.63852 4.65536 4.6728 4.68799 4.70379 4.71882
                        4.73245 4.74859 4.76665 4.78236 4.79948 4.81783 4.83435
                        4.84887 4.86159 4.87228 4.88201 4.8876 4.89155 4.89602
                        4.90003 4.9041 4.90796 4.91436 4.92198 4.92977 4.93654
                        4.94433 4.95343 4.96172 4.96923 4.97923 4.9863 4.99492
                        5.00349 5.01097 5.01999 5.0283 5.03816 5.04777 5.05832
                        5.07003 5.08081 5.09309 5.10516 5.11896 5.12967 5.14177
                        5.15432 5.16451 5.17557 5.18564 5.19579 5.2065 5.21415
                        5.22319 5.23253 5.24318 5.25258 5.26258 5.27354 5.28321
                        5.29365 5.30042 5.30886 5.31669 5.32211 5.32889 5.33496
                        5.34316 5.3502 5.35879 5.36643 5.37366 5.38146 5.38703
                        5.39344 5.39849 5.403 5.40873 5.41494 5.41976 5.42509
                        5.43162 5.43812 5.44341 5.44824 5.45385 5.45996 5.46316
                        5.46

            LIBOR_1YR   3.64264 3.75686 3.8424 3.92719 4.00311 4.06459 4.12371
                        4.17002 4.21237 4.25251 4.27751 4.31214 4.33958 4.36506
                        4.38566 4.40641 4.42334 4.44038 4.45694 4.47114 4.48563
                        4.4993 4.51193 4.52562 4.53852 4.55233 4.56769 4.58428
                        4.6011 4.62065 4.63698 4.65465 4.67348 4.69042 4.70819
                        4.72545 4.74069 4.75788 4.77639 4.79187 4.80846 4.82577
                        4.8418 4.85723 4.87244 4.8865 4.90102 4.9125 4.92265
                        4.93255 4.94091 4.94871 4.95545 4.96162 4.96791 4.97454
                        4.97964 4.98573 4.99251 5.00004 5.0074 5.01709 5.0235
                        5.03215 5.04142 5.04916 5.05805 5.06692 5.07611 5.08532
                        5.09488 5.10513 5.11506 5.12534 5.13685 5.14959 5.15959
                        5.17196 5.18461 5.19557 5.20771 5.21968 5.23065 5.24289
                        5.25248 5.26214 5.27246 5.28314 5.29312 5.30343 5.31335
                        5.32323 5.33409 5.34205 5.35163 5.36079 5.36877 5.37735
                        5.38547 5.39338 5.40135 5.41018 5.41673 5.42392 5.43115
                        5.43812 5.44514 5.45177 5.4579 5.46482 5.47258 5.47736
                        5.4833 5.48918 5.49517 5.50074 5.50607 5.51177 5.51824
                        5.52265 5.52793 5.53402 5.53681 5.5426 5.54812 5.55138
                        5.

              CMT_1YR   3.2639 3.3767 3.4649 3.5453 3.6233 3.6827 3.7408 3.7891
                        3.8317 3.8698 3.8965 3.9316 3.9605 3.9876 4.0084 4.0281
                        4.0438 4.0597 4.0754 4.0887 4.1028 4.1161 4.1284 4.1412
                        4.1519 4.1628 4.175 4.1885 4.2024 4.2185 4.2327 4.2477
                        4.264 4.2785 4.294 4.3091 4.322 4.3385 4.3565 4.3716
                        4.3878 4.4049 4.4208 4.4361 4.4514 4.4655 4.4803 4.492
                        4.5026 4.5147 4.5221 4.5297 4.5365 4.5426 4.5486 4.5548
                        4.5594 4.5649 4.5713 4.5774 4.584 4.592 4.5997 4.6078
                        4.6172 4.6241 4.6326 4.6411 4.6499 4.6587 4.6682 4.6777
                        4.6871 4.697 4.7076 4.72 4.7294 4.7416 4.7546 4.7647
                        4.7767 4.7885 4.7993 4.8117 4.8212 4.8306 4.8406 4.851
                        4.8607 4.8708 4.8808 4.8901 4.9007 4.9085 4.9179 4.9268
                        4.9346 4.943 4.9509 4.9586 4.9664 4.975 4.981 4.9883
                        4.9952 5.0019 5.0087 5.015 5.0209 5.0276 5.0346 5.0396
                        5.0453 5.051 5.0567 5.062 5.067 5.0724 5.0786 5.0827
                        5.0877 5.0946 5.0985 5.1047 5.1114 5.1149 5.1205 5.1261
                        5.1307 5.1358 5.1409 5.1464 5.151 5.1565 5.1622 5.1681
                        5.1733 5.1798 5.1873 5.1911 5.1971 5.2035 5.2075 5.213
                        5.2174 5.22


               Prepay     100 PricingSpeed
                      -----------------------
              Default             8.88 CDR
        Loss Severity                  35%
    Servicer Advances                 100%
      Liquidation Lag                   12
  Optional Redemption             Maturity
Lockout and Penalties    Exclude Penalties
   Forward 2/28 Close                 BASE
                      -----------------------

            LIBOR_1MO   2.86012 3.08692 3.20993 3.35254 3.49118 3.59777 3.71936
                        3.81706 3.87348 4.03204 3.97728 4.03246 4.09564 4.14537
                        4.17343 4.19836 4.22437 4.25045 4.27206 4.29568 4.32152
                        4.34852 4.36945 4.37624 4.38079 4.38787 4.39761 4.40618
                        4.41782 4.43095 4.44386 4.45917 4.4757 4.49297 4.51328
                        4.53208 4.54982 4.56762 4.5855 4.60227 4.62078 4.63524
                        4.65052 4.66629 4.67978 4.69402 4.70758 4.72163 4.74311
                        4.76422 4.78013 4.79548 4.80983 4.82082 4.83008 4.8378
                        4.84286 4.84725 4.84724 4.84813 4.85458 4.86087 4.86709
                        4.87386 4.88143 4.88913 4.89767 4.90496 4.91364 4.92344
                        4.93225 4.93986 4.94873 4.95352 4.96226 4.9712 4.97908
                        4.98909 4.99932 5.00961 5.02063 5.03277 5.04534 5.05715
                        5.06988 5.08134 5.09422 5.10346 5.11485 5.12582 5.13461
                        5.14468 5.15395 5.16231 5.17202 5.17914 5.19009 5.20098
                        5.2122 5.22078 5.23051 5.23918 5.24674 5.25547 5.2603
                        5.26741 5.27355 5.278 5.28693 5.29508 5.30332 5.31035
                        5.31872 5.32378 5.33006 5.3366 5.34063 5.34612 5.35054
                        5.35393 5.36146 5.3689 5.37292 5.37915 5.38545 5.38983 5

            LIBOR_6MO   3.28567 3.43833 3.55583 3.66791 3.7869 3.86753 3.93938
                        4.00576 4.05994 4.11124 4.14006 4.18224 4.21952 4.24824
                        4.27426 4.30061 4.3237 4.34848 4.36908 4.38764 4.40343
                        4.41763 4.42679 4.43523 4.44537 4.45535 4.46768 4.48109
                        4.49562 4.51295 4.52923 4.54634 4.56457 4.58363 4.602
                        4.62234 4.63852 4.65536 4.6728 4.68799 4.70379 4.71882
                        4.73245 4.74859 4.76665 4.78236 4.79948 4.81783 4.83435
                        4.84887 4.86159 4.87228 4.88201 4.8876 4.89155 4.89602
                        4.90003 4.9041 4.90796 4.91436 4.92198 4.92977 4.93654
                        4.94433 4.95343 4.96172 4.96923 4.97923 4.9863 4.99492
                        5.00349 5.01097 5.01999 5.0283 5.03816 5.04777 5.05832
                        5.07003 5.08081 5.09309 5.10516 5.11896 5.12967 5.14177
                        5.15432 5.16451 5.17557 5.18564 5.19579 5.2065 5.21415
                        5.22319 5.23253 5.24318 5.25258 5.26258 5.27354 5.28321
                        5.29365 5.30042 5.30886 5.31669 5.32211 5.32889 5.33496
                        5.34316 5.3502 5.35879 5.36643 5.37366 5.38146 5.38703
                        5.39344 5.39849 5.403 5.40873 5.41494 5.41976 5.42509
                        5.43162 5.43812 5.44341 5.44824 5.45385 5.45996 5.46316
                        5.46

            LIBOR_1YR   3.64264 3.75686 3.8424 3.92719 4.00311 4.06459 4.12371
                        4.17002 4.21237 4.25251 4.27751 4.31214 4.33958 4.36506
                        4.38566 4.40641 4.42334 4.44038 4.45694 4.47114 4.48563
                        4.4993 4.51193 4.52562 4.53852 4.55233 4.56769 4.58428
                        4.6011 4.62065 4.63698 4.65465 4.67348 4.69042 4.70819
                        4.72545 4.74069 4.75788 4.77639 4.79187 4.80846 4.82577
                        4.8418 4.85723 4.87244 4.8865 4.90102 4.9125 4.92265
                        4.93255 4.94091 4.94871 4.95545 4.96162 4.96791 4.97454
                        4.97964 4.98573 4.99251 5.00004 5.0074 5.01709 5.0235
                        5.03215 5.04142 5.04916 5.05805 5.06692 5.07611 5.08532
                        5.09488 5.10513 5.11506 5.12534 5.13685 5.14959 5.15959
                        5.17196 5.18461 5.19557 5.20771 5.21968 5.23065 5.24289
                        5.25248 5.26214 5.27246 5.28314 5.29312 5.30343 5.31335
                        5.32323 5.33409 5.34205 5.35163 5.36079 5.36877 5.37735
                        5.38547 5.39338 5.40135 5.41018 5.41673 5.42392 5.43115
                        5.43812 5.44514 5.45177 5.4579 5.46482 5.47258 5.47736
                        5.4833 5.48918 5.49517 5.50074 5.50607 5.51177 5.51824
                        5.52265 5.52793 5.53402 5.53681 5.5426 5.54812 5.55138
                        5.

              CMT_1YR   3.2639 3.3767 3.4649 3.5453 3.6233 3.6827 3.7408 3.7891
                        3.8317 3.8698 3.8965 3.9316 3.9605 3.9876 4.0084 4.0281
                        4.0438 4.0597 4.0754 4.0887 4.1028 4.1161 4.1284 4.1412
                        4.1519 4.1628 4.175 4.1885 4.2024 4.2185 4.2327 4.2477
                        4.264 4.2785 4.294 4.3091 4.322 4.3385 4.3565 4.3716
                        4.3878 4.4049 4.4208 4.4361 4.4514 4.4655 4.4803 4.492
                        4.5026 4.5147 4.5221 4.5297 4.5365 4.5426 4.5486 4.5548
                        4.5594 4.5649 4.5713 4.5774 4.584 4.592 4.5997 4.6078
                        4.6172 4.6241 4.6326 4.6411 4.6499 4.6587 4.6682 4.6777
                        4.6871 4.697 4.7076 4.72 4.7294 4.7416 4.7546 4.7647
                        4.7767 4.7885 4.7993 4.8117 4.8212 4.8306 4.8406 4.851
                        4.8607 4.8708 4.8808 4.8901 4.9007 4.9085 4.9179 4.9268
                        4.9346 4.943 4.9509 4.9586 4.9664 4.975 4.981 4.9883
                        4.9952 5.0019 5.0087 5.015 5.0209 5.0276 5.0346 5.0396
                        5.0453 5.051 5.0567 5.062 5.067 5.0724 5.0786 5.0827
                        5.0877 5.0946 5.0985 5.1047 5.1114 5.1149 5.1205 5.1261
                        5.1307 5.1358 5.1409 5.1464 5.151 5.1565 5.1622 5.1681
                        5.1733 5.1798 5.1873 5.1911 5.1971 5.2035 5.2075 5.213
                        5.2174 5.22


               Prepay      125 PricingSpeed
                      ------------------------
              Default             10.21 CDR
        Loss Severity                   35%
    Servicer Advances                  100%
      Liquidation Lag                    12
  Optional Redemption              Maturity
Lockout and Penalties     Exclude Penalties
   Forward 2/28 Close                  BASE
                      ------------------------

            LIBOR_1MO   2.86012 3.08692 3.20993 3.35254 3.49118 3.59777 3.71936
                        3.81706 3.87348 4.03204 3.97728 4.03246 4.09564 4.14537
                        4.17343 4.19836 4.22437 4.25045 4.27206 4.29568 4.32152
                        4.34852 4.36945 4.37624 4.38079 4.38787 4.39761 4.40618
                        4.41782 4.43095 4.44386 4.45917 4.4757 4.49297 4.51328
                        4.53208 4.54982 4.56762 4.5855 4.60227 4.62078 4.63524
                        4.65052 4.66629 4.67978 4.69402 4.70758 4.72163 4.74311
                        4.76422 4.78013 4.79548 4.80983 4.82082 4.83008 4.8378
                        4.84286 4.84725 4.84724 4.84813 4.85458 4.86087 4.86709
                        4.87386 4.88143 4.88913 4.89767 4.90496 4.91364 4.92344
                        4.93225 4.93986 4.94873 4.95352 4.96226 4.9712 4.97908
                        4.98909 4.99932 5.00961 5.02063 5.03277 5.04534 5.05715
                        5.06988 5.08134 5.09422 5.10346 5.11485 5.12582 5.13461
                        5.14468 5.15395 5.16231 5.17202 5.17914 5.19009 5.20098
                        5.2122 5.22078 5.23051 5.23918 5.24674 5.25547 5.2603
                        5.26741 5.27355 5.278 5.28693 5.29508 5.30332 5.31035
                        5.31872 5.32378 5.33006 5.3366 5.34063 5.34612 5.35054
                        5.35393 5.36146 5.3689 5.37292 5.37915 5.38545 5.38983 5

            LIBOR_6MO   3.28567 3.43833 3.55583 3.66791 3.7869 3.86753 3.93938
                        4.00576 4.05994 4.11124 4.14006 4.18224 4.21952 4.24824
                        4.27426 4.30061 4.3237 4.34848 4.36908 4.38764 4.40343
                        4.41763 4.42679 4.43523 4.44537 4.45535 4.46768 4.48109
                        4.49562 4.51295 4.52923 4.54634 4.56457 4.58363 4.602
                        4.62234 4.63852 4.65536 4.6728 4.68799 4.70379 4.71882
                        4.73245 4.74859 4.76665 4.78236 4.79948 4.81783 4.83435
                        4.84887 4.86159 4.87228 4.88201 4.8876 4.89155 4.89602
                        4.90003 4.9041 4.90796 4.91436 4.92198 4.92977 4.93654
                        4.94433 4.95343 4.96172 4.96923 4.97923 4.9863 4.99492
                        5.00349 5.01097 5.01999 5.0283 5.03816 5.04777 5.05832
                        5.07003 5.08081 5.09309 5.10516 5.11896 5.12967 5.14177
                        5.15432 5.16451 5.17557 5.18564 5.19579 5.2065 5.21415
                        5.22319 5.23253 5.24318 5.25258 5.26258 5.27354 5.28321
                        5.29365 5.30042 5.30886 5.31669 5.32211 5.32889 5.33496
                        5.34316 5.3502 5.35879 5.36643 5.37366 5.38146 5.38703
                        5.39344 5.39849 5.403 5.40873 5.41494 5.41976 5.42509
                        5.43162 5.43812 5.44341 5.44824 5.45385 5.45996 5.46316
                        5.46

            LIBOR_1YR   3.64264 3.75686 3.8424 3.92719 4.00311 4.06459 4.12371
                        4.17002 4.21237 4.25251 4.27751 4.31214 4.33958 4.36506
                        4.38566 4.40641 4.42334 4.44038 4.45694 4.47114 4.48563
                        4.4993 4.51193 4.52562 4.53852 4.55233 4.56769 4.58428
                        4.6011 4.62065 4.63698 4.65465 4.67348 4.69042 4.70819
                        4.72545 4.74069 4.75788 4.77639 4.79187 4.80846 4.82577
                        4.8418 4.85723 4.87244 4.8865 4.90102 4.9125 4.92265
                        4.93255 4.94091 4.94871 4.95545 4.96162 4.96791 4.97454
                        4.97964 4.98573 4.99251 5.00004 5.0074 5.01709 5.0235
                        5.03215 5.04142 5.04916 5.05805 5.06692 5.07611 5.08532
                        5.09488 5.10513 5.11506 5.12534 5.13685 5.14959 5.15959
                        5.17196 5.18461 5.19557 5.20771 5.21968 5.23065 5.24289
                        5.25248 5.26214 5.27246 5.28314 5.29312 5.30343 5.31335
                        5.32323 5.33409 5.34205 5.35163 5.36079 5.36877 5.37735
                        5.38547 5.39338 5.40135 5.41018 5.41673 5.42392 5.43115
                        5.43812 5.44514 5.45177 5.4579 5.46482 5.47258 5.47736
                        5.4833 5.48918 5.49517 5.50074 5.50607 5.51177 5.51824
                        5.52265 5.52793 5.53402 5.53681 5.5426 5.54812 5.55138
                        5.

              CMT_1YR   3.2639 3.3767 3.4649 3.5453 3.6233 3.6827 3.7408 3.7891
                        3.8317 3.8698 3.8965 3.9316 3.9605 3.9876 4.0084 4.0281
                        4.0438 4.0597 4.0754 4.0887 4.1028 4.1161 4.1284 4.1412
                        4.1519 4.1628 4.175 4.1885 4.2024 4.2185 4.2327 4.2477
                        4.264 4.2785 4.294 4.3091 4.322 4.3385 4.3565 4.3716
                        4.3878 4.4049 4.4208 4.4361 4.4514 4.4655 4.4803 4.492
                        4.5026 4.5147 4.5221 4.5297 4.5365 4.5426 4.5486 4.5548
                        4.5594 4.5649 4.5713 4.5774 4.584 4.592 4.5997 4.6078
                        4.6172 4.6241 4.6326 4.6411 4.6499 4.6587 4.6682 4.6777
                        4.6871 4.697 4.7076 4.72 4.7294 4.7416 4.7546 4.7647
                        4.7767 4.7885 4.7993 4.8117 4.8212 4.8306 4.8406 4.851
                        4.8607 4.8708 4.8808 4.8901 4.9007 4.9085 4.9179 4.9268
                        4.9346 4.943 4.9509 4.9586 4.9664 4.975 4.981 4.9883
                        4.9952 5.0019 5.0087 5.015 5.0209 5.0276 5.0346 5.0396
                        5.0453 5.051 5.0567 5.062 5.067 5.0724 5.0786 5.0827
                        5.0877 5.0946 5.0985 5.1047 5.1114 5.1149 5.1205 5.1261
                        5.1307 5.1358 5.1409 5.1464 5.151 5.1565 5.1622 5.1681
                        5.1733 5.1798 5.1873 5.1911 5.1971 5.2035 5.2075 5.213
                        5.2174 5.22



               Prepay        75 PricingSpeed
                      -------------------------
              Default               6.70 CDR
        Loss Severity                    35%
    Servicer Advances                   100%
      Liquidation Lag                     12
  Optional Redemption               Maturity
Lockout and Penalties      Exclude Penalties
   Forward 2/28 Close                CURVE+1
                      -------------------------

            LIBOR_1MO   3.86012 4.08692 4.20993 4.35254 4.49118 4.59777 4.71936
                        4.81706 4.87348 5.03204 4.97728 5.03246 5.09564 5.14537
                        5.17343 5.19836 5.22437 5.25045 5.27206 5.29568 5.32152
                        5.34852 5.36945 5.37624 5.38079 5.38787 5.39761 5.40618
                        5.41782 5.43095 5.44386 5.45917 5.4757 5.49297 5.51328
                        5.53208 5.54982 5.56762 5.5855 5.60227 5.62078 5.63524
                        5.65052 5.66629 5.67978 5.69402 5.70758 5.72163 5.74311
                        5.76422 5.78013 5.79548 5.80983 5.82082 5.83008 5.8378
                        5.84286 5.84725 5.84724 5.84813 5.85458 5.86087 5.86709
                        5.87386 5.88143 5.88913 5.89767 5.90496 5.91364 5.92344
                        5.93225 5.93986 5.94873 5.95352 5.96226 5.9712 5.97908
                        5.98909 5.99932 6.00961 6.02063 6.03277 6.04534 6.05715
                        6.06988 6.08134 6.09422 6.10346 6.11485 6.12582 6.13461
                        6.14468 6.15395 6.16231 6.17202 6.17914 6.19009 6.20098
                        6.2122 6.22078 6.23051 6.23918 6.24674 6.25547 6.2603
                        6.26741 6.27355 6.278 6.28693 6.29508 6.30332 6.31035
                        6.31872 6.32378 6.33006 6.3366 6.34063 6.34612 6.35054
                        6.35393 6.36146 6.3689 6.37292 6.37915 6.38545 6.38983 6

            LIBOR_6MO   4.28567 4.43833 4.55583 4.66791 4.7869 4.86753 4.93938
                        5.00576 5.05994 5.11124 5.14006 5.18224 5.21952 5.24824
                        5.27426 5.30061 5.3237 5.34848 5.36908 5.38764 5.40343
                        5.41763 5.42679 5.43523 5.44537 5.45535 5.46768 5.48109
                        5.49562 5.51295 5.52923 5.54634 5.56457 5.58363 5.602
                        5.62234 5.63852 5.65536 5.6728 5.68799 5.70379 5.71882
                        5.73245 5.74859 5.76665 5.78236 5.79948 5.81783 5.83435
                        5.84887 5.86159 5.87228 5.88201 5.8876 5.89155 5.89602
                        5.90003 5.9041 5.90796 5.91436 5.92198 5.92977 5.93654
                        5.94433 5.95343 5.96172 5.96923 5.97923 5.9863 5.99492
                        6.00349 6.01097 6.01999 6.0283 6.03816 6.04777 6.05832
                        6.07003 6.08081 6.09309 6.10516 6.11896 6.12967 6.14177
                        6.15432 6.16451 6.17557 6.18564 6.19579 6.2065 6.21415
                        6.22319 6.23253 6.24318 6.25258 6.26258 6.27354 6.28321
                        6.29365 6.30042 6.30886 6.31669 6.32211 6.32889 6.33496
                        6.34316 6.3502 6.35879 6.36643 6.37366 6.38146 6.38703
                        6.39344 6.39849 6.403 6.40873 6.41494 6.41976 6.42509
                        6.43162 6.43812 6.44341 6.44824 6.45385 6.45996 6.46316
                        6.46

            LIBOR_1YR   4.64264 4.75686 4.8424 4.92719 5.00311 5.06459 5.12371
                        5.17002 5.21237 5.25251 5.27751 5.31214 5.33958 5.36506
                        5.38566 5.40641 5.42334 5.44038 5.45694 5.47114 5.48563
                        5.4993 5.51193 5.52562 5.53852 5.55233 5.56769 5.58428
                        5.6011 5.62065 5.63698 5.65465 5.67348 5.69042 5.70819
                        5.72545 5.74069 5.75788 5.77639 5.79187 5.80846 5.82577
                        5.8418 5.85723 5.87244 5.8865 5.90102 5.9125 5.92265
                        5.93255 5.94091 5.94871 5.95545 5.96162 5.96791 5.97454
                        5.97964 5.98573 5.99251 6.00004 6.0074 6.01709 6.0235
                        6.03215 6.04142 6.04916 6.05805 6.06692 6.07611 6.08532
                        6.09488 6.10513 6.11506 6.12534 6.13685 6.14959 6.15959
                        6.17196 6.18461 6.19557 6.20771 6.21968 6.23065 6.24289
                        6.25248 6.26214 6.27246 6.28314 6.29312 6.30343 6.31335
                        6.32323 6.33409 6.34205 6.35163 6.36079 6.36877 6.37735
                        6.38547 6.39338 6.40135 6.41018 6.41673 6.42392 6.43115
                        6.43812 6.44514 6.45177 6.4579 6.46482 6.47258 6.47736
                        6.4833 6.48918 6.49517 6.50074 6.50607 6.51177 6.51824
                        6.52265 6.52793 6.53402 6.53681 6.5426 6.54812 6.55138
                        6.

              CMT_1YR   4.2639 4.3767 4.4649 4.5453 4.6233 4.6827 4.7408 4.7891
                        4.8317 4.8698 4.8965 4.9316 4.9605 4.9876 5.0084 5.0281
                        5.0438 5.0597 5.0754 5.0887 5.1028 5.1161 5.1284 5.1412
                        5.1519 5.1628 5.175 5.1885 5.2024 5.2185 5.2327 5.2477
                        5.264 5.2785 5.294 5.3091 5.322 5.3385 5.3565 5.3716
                        5.3878 5.4049 5.4208 5.4361 5.4514 5.4655 5.4803 5.492
                        5.5026 5.5147 5.5221 5.5297 5.5365 5.5426 5.5486 5.5548
                        5.5594 5.5649 5.5713 5.5774 5.584 5.592 5.5997 5.6078
                        5.6172 5.6241 5.6326 5.6411 5.6499 5.6587 5.6682 5.6777
                        5.6871 5.697 5.7076 5.72 5.7294 5.7416 5.7546 5.7647
                        5.7767 5.7885 5.7993 5.8117 5.8212 5.8306 5.8406 5.851
                        5.8607 5.8708 5.8808 5.8901 5.9007 5.9085 5.9179 5.9268
                        5.9346 5.943 5.9509 5.9586 5.9664 5.975 5.981 5.9883
                        5.9952 6.0019 6.0087 6.015 6.0209 6.0276 6.0346 6.0396
                        6.0453 6.051 6.0567 6.062 6.067 6.0724 6.0786 6.0827
                        6.0877 6.0946 6.0985 6.1047 6.1114 6.1149 6.1205 6.1261
                        6.1307 6.1358 6.1409 6.1464 6.151 6.1565 6.1622 6.1681
                        6.1733 6.1798 6.1873 6.1911 6.1971 6.2035 6.2075 6.213
                        6.2174 6.22



               Prepay      100 PricingSpeed
                      ------------------------
              Default              7.72 CDR
        Loss Severity                   35%
    Servicer Advances                  100%
      Liquidation Lag                    12
  Optional Redemption              Maturity
Lockout and Penalties     Exclude Penalties
   Forward 2/28 Close               CURVE+1
                      ------------------------

            LIBOR_1MO   3.86012 4.08692 4.20993 4.35254 4.49118 4.59777 4.71936
                        4.81706 4.87348 5.03204 4.97728 5.03246 5.09564 5.14537
                        5.17343 5.19836 5.22437 5.25045 5.27206 5.29568 5.32152
                        5.34852 5.36945 5.37624 5.38079 5.38787 5.39761 5.40618
                        5.41782 5.43095 5.44386 5.45917 5.4757 5.49297 5.51328
                        5.53208 5.54982 5.56762 5.5855 5.60227 5.62078 5.63524
                        5.65052 5.66629 5.67978 5.69402 5.70758 5.72163 5.74311
                        5.76422 5.78013 5.79548 5.80983 5.82082 5.83008 5.8378
                        5.84286 5.84725 5.84724 5.84813 5.85458 5.86087 5.86709
                        5.87386 5.88143 5.88913 5.89767 5.90496 5.91364 5.92344
                        5.93225 5.93986 5.94873 5.95352 5.96226 5.9712 5.97908
                        5.98909 5.99932 6.00961 6.02063 6.03277 6.04534 6.05715
                        6.06988 6.08134 6.09422 6.10346 6.11485 6.12582 6.13461
                        6.14468 6.15395 6.16231 6.17202 6.17914 6.19009 6.20098
                        6.2122 6.22078 6.23051 6.23918 6.24674 6.25547 6.2603
                        6.26741 6.27355 6.278 6.28693 6.29508 6.30332 6.31035
                        6.31872 6.32378 6.33006 6.3366 6.34063 6.34612 6.35054
                        6.35393 6.36146 6.3689 6.37292 6.37915 6.38545 6.38983 6

            LIBOR_6MO   4.28567 4.43833 4.55583 4.66791 4.7869 4.86753 4.93938
                        5.00576 5.05994 5.11124 5.14006 5.18224 5.21952 5.24824
                        5.27426 5.30061 5.3237 5.34848 5.36908 5.38764 5.40343
                        5.41763 5.42679 5.43523 5.44537 5.45535 5.46768 5.48109
                        5.49562 5.51295 5.52923 5.54634 5.56457 5.58363 5.602
                        5.62234 5.63852 5.65536 5.6728 5.68799 5.70379 5.71882
                        5.73245 5.74859 5.76665 5.78236 5.79948 5.81783 5.83435
                        5.84887 5.86159 5.87228 5.88201 5.8876 5.89155 5.89602
                        5.90003 5.9041 5.90796 5.91436 5.92198 5.92977 5.93654
                        5.94433 5.95343 5.96172 5.96923 5.97923 5.9863 5.99492
                        6.00349 6.01097 6.01999 6.0283 6.03816 6.04777 6.05832
                        6.07003 6.08081 6.09309 6.10516 6.11896 6.12967 6.14177
                        6.15432 6.16451 6.17557 6.18564 6.19579 6.2065 6.21415
                        6.22319 6.23253 6.24318 6.25258 6.26258 6.27354 6.28321
                        6.29365 6.30042 6.30886 6.31669 6.32211 6.32889 6.33496
                        6.34316 6.3502 6.35879 6.36643 6.37366 6.38146 6.38703
                        6.39344 6.39849 6.403 6.40873 6.41494 6.41976 6.42509
                        6.43162 6.43812 6.44341 6.44824 6.45385 6.45996 6.46316
                        6.46

            LIBOR_1YR   4.64264 4.75686 4.8424 4.92719 5.00311 5.06459 5.12371
                        5.17002 5.21237 5.25251 5.27751 5.31214 5.33958 5.36506
                        5.38566 5.40641 5.42334 5.44038 5.45694 5.47114 5.48563
                        5.4993 5.51193 5.52562 5.53852 5.55233 5.56769 5.58428
                        5.6011 5.62065 5.63698 5.65465 5.67348 5.69042 5.70819
                        5.72545 5.74069 5.75788 5.77639 5.79187 5.80846 5.82577
                        5.8418 5.85723 5.87244 5.8865 5.90102 5.9125 5.92265
                        5.93255 5.94091 5.94871 5.95545 5.96162 5.96791 5.97454
                        5.97964 5.98573 5.99251 6.00004 6.0074 6.01709 6.0235
                        6.03215 6.04142 6.04916 6.05805 6.06692 6.07611 6.08532
                        6.09488 6.10513 6.11506 6.12534 6.13685 6.14959 6.15959
                        6.17196 6.18461 6.19557 6.20771 6.21968 6.23065 6.24289
                        6.25248 6.26214 6.27246 6.28314 6.29312 6.30343 6.31335
                        6.32323 6.33409 6.34205 6.35163 6.36079 6.36877 6.37735
                        6.38547 6.39338 6.40135 6.41018 6.41673 6.42392 6.43115
                        6.43812 6.44514 6.45177 6.4579 6.46482 6.47258 6.47736
                        6.4833 6.48918 6.49517 6.50074 6.50607 6.51177 6.51824
                        6.52265 6.52793 6.53402 6.53681 6.5426 6.54812 6.55138
                        6.

              CMT_1YR   4.2639 4.3767 4.4649 4.5453 4.6233 4.6827 4.7408 4.7891
                        4.8317 4.8698 4.8965 4.9316 4.9605 4.9876 5.0084 5.0281
                        5.0438 5.0597 5.0754 5.0887 5.1028 5.1161 5.1284 5.1412
                        5.1519 5.1628 5.175 5.1885 5.2024 5.2185 5.2327 5.2477
                        5.264 5.2785 5.294 5.3091 5.322 5.3385 5.3565 5.3716
                        5.3878 5.4049 5.4208 5.4361 5.4514 5.4655 5.4803 5.492
                        5.5026 5.5147 5.5221 5.5297 5.5365 5.5426 5.5486 5.5548
                        5.5594 5.5649 5.5713 5.5774 5.584 5.592 5.5997 5.6078
                        5.6172 5.6241 5.6326 5.6411 5.6499 5.6587 5.6682 5.6777
                        5.6871 5.697 5.7076 5.72 5.7294 5.7416 5.7546 5.7647
                        5.7767 5.7885 5.7993 5.8117 5.8212 5.8306 5.8406 5.851
                        5.8607 5.8708 5.8808 5.8901 5.9007 5.9085 5.9179 5.9268
                        5.9346 5.943 5.9509 5.9586 5.9664 5.975 5.981 5.9883
                        5.9952 6.0019 6.0087 6.015 6.0209 6.0276 6.0346 6.0396
                        6.0453 6.051 6.0567 6.062 6.067 6.0724 6.0786 6.0827
                        6.0877 6.0946 6.0985 6.1047 6.1114 6.1149 6.1205 6.1261
                        6.1307 6.1358 6.1409 6.1464 6.151 6.1565 6.1622 6.1681
                        6.1733 6.1798 6.1873 6.1911 6.1971 6.2035 6.2075 6.213
                        6.2174 6.22



               Prepay      125 PricingSpeed
                      ------------------------
              Default              9.03 CDR
        Loss Severity                   35%
    Servicer Advances                  100%
      Liquidation Lag                    12
  Optional Redemption              Maturity
Lockout and Penalties     Exclude Penalties
   Forward 2/28 Close               CURVE+1
                      ------------------------

            LIBOR_1MO   3.86012 4.08692 4.20993 4.35254 4.49118 4.59777 4.71936
                        4.81706 4.87348 5.03204 4.97728 5.03246 5.09564 5.14537
                        5.17343 5.19836 5.22437 5.25045 5.27206 5.29568 5.32152
                        5.34852 5.36945 5.37624 5.38079 5.38787 5.39761 5.40618
                        5.41782 5.43095 5.44386 5.45917 5.4757 5.49297 5.51328
                        5.53208 5.54982 5.56762 5.5855 5.60227 5.62078 5.63524
                        5.65052 5.66629 5.67978 5.69402 5.70758 5.72163 5.74311
                        5.76422 5.78013 5.79548 5.80983 5.82082 5.83008 5.8378
                        5.84286 5.84725 5.84724 5.84813 5.85458 5.86087 5.86709
                        5.87386 5.88143 5.88913 5.89767 5.90496 5.91364 5.92344
                        5.93225 5.93986 5.94873 5.95352 5.96226 5.9712 5.97908
                        5.98909 5.99932 6.00961 6.02063 6.03277 6.04534 6.05715
                        6.06988 6.08134 6.09422 6.10346 6.11485 6.12582 6.13461
                        6.14468 6.15395 6.16231 6.17202 6.17914 6.19009 6.20098
                        6.2122 6.22078 6.23051 6.23918 6.24674 6.25547 6.2603
                        6.26741 6.27355 6.278 6.28693 6.29508 6.30332 6.31035
                        6.31872 6.32378 6.33006 6.3366 6.34063 6.34612 6.35054
                        6.35393 6.36146 6.3689 6.37292 6.37915 6.38545 6.38983 6

            LIBOR_6MO   4.28567 4.43833 4.55583 4.66791 4.7869 4.86753 4.93938
                        5.00576 5.05994 5.11124 5.14006 5.18224 5.21952 5.24824
                        5.27426 5.30061 5.3237 5.34848 5.36908 5.38764 5.40343
                        5.41763 5.42679 5.43523 5.44537 5.45535 5.46768 5.48109
                        5.49562 5.51295 5.52923 5.54634 5.56457 5.58363 5.602
                        5.62234 5.63852 5.65536 5.6728 5.68799 5.70379 5.71882
                        5.73245 5.74859 5.76665 5.78236 5.79948 5.81783 5.83435
                        5.84887 5.86159 5.87228 5.88201 5.8876 5.89155 5.89602
                        5.90003 5.9041 5.90796 5.91436 5.92198 5.92977 5.93654
                        5.94433 5.95343 5.96172 5.96923 5.97923 5.9863 5.99492
                        6.00349 6.01097 6.01999 6.0283 6.03816 6.04777 6.05832
                        6.07003 6.08081 6.09309 6.10516 6.11896 6.12967 6.14177
                        6.15432 6.16451 6.17557 6.18564 6.19579 6.2065 6.21415
                        6.22319 6.23253 6.24318 6.25258 6.26258 6.27354 6.28321
                        6.29365 6.30042 6.30886 6.31669 6.32211 6.32889 6.33496
                        6.34316 6.3502 6.35879 6.36643 6.37366 6.38146 6.38703
                        6.39344 6.39849 6.403 6.40873 6.41494 6.41976 6.42509
                        6.43162 6.43812 6.44341 6.44824 6.45385 6.45996 6.46316
                        6.46

            LIBOR_1YR   4.64264 4.75686 4.8424 4.92719 5.00311 5.06459 5.12371
                        5.17002 5.21237 5.25251 5.27751 5.31214 5.33958 5.36506
                        5.38566 5.40641 5.42334 5.44038 5.45694 5.47114 5.48563
                        5.4993 5.51193 5.52562 5.53852 5.55233 5.56769 5.58428
                        5.6011 5.62065 5.63698 5.65465 5.67348 5.69042 5.70819
                        5.72545 5.74069 5.75788 5.77639 5.79187 5.80846 5.82577
                        5.8418 5.85723 5.87244 5.8865 5.90102 5.9125 5.92265
                        5.93255 5.94091 5.94871 5.95545 5.96162 5.96791 5.97454
                        5.97964 5.98573 5.99251 6.00004 6.0074 6.01709 6.0235
                        6.03215 6.04142 6.04916 6.05805 6.06692 6.07611 6.08532
                        6.09488 6.10513 6.11506 6.12534 6.13685 6.14959 6.15959
                        6.17196 6.18461 6.19557 6.20771 6.21968 6.23065 6.24289
                        6.25248 6.26214 6.27246 6.28314 6.29312 6.30343 6.31335
                        6.32323 6.33409 6.34205 6.35163 6.36079 6.36877 6.37735
                        6.38547 6.39338 6.40135 6.41018 6.41673 6.42392 6.43115
                        6.43812 6.44514 6.45177 6.4579 6.46482 6.47258 6.47736
                        6.4833 6.48918 6.49517 6.50074 6.50607 6.51177 6.51824
                        6.52265 6.52793 6.53402 6.53681 6.5426 6.54812 6.55138
                        6.

              CMT_1YR   4.2639 4.3767 4.4649 4.5453 4.6233 4.6827 4.7408 4.7891
                        4.8317 4.8698 4.8965 4.9316 4.9605 4.9876 5.0084 5.0281
                        5.0438 5.0597 5.0754 5.0887 5.1028 5.1161 5.1284 5.1412
                        5.1519 5.1628 5.175 5.1885 5.2024 5.2185 5.2327 5.2477
                        5.264 5.2785 5.294 5.3091 5.322 5.3385 5.3565 5.3716
                        5.3878 5.4049 5.4208 5.4361 5.4514 5.4655 5.4803 5.492
                        5.5026 5.5147 5.5221 5.5297 5.5365 5.5426 5.5486 5.5548
                        5.5594 5.5649 5.5713 5.5774 5.584 5.592 5.5997 5.6078
                        5.6172 5.6241 5.6326 5.6411 5.6499 5.6587 5.6682 5.6777
                        5.6871 5.697 5.7076 5.72 5.7294 5.7416 5.7546 5.7647
                        5.7767 5.7885 5.7993 5.8117 5.8212 5.8306 5.8406 5.851
                        5.8607 5.8708 5.8808 5.8901 5.9007 5.9085 5.9179 5.9268
                        5.9346 5.943 5.9509 5.9586 5.9664 5.975 5.981 5.9883
                        5.9952 6.0019 6.0087 6.015 6.0209 6.0276 6.0346 6.0396
                        6.0453 6.051 6.0567 6.062 6.067 6.0724 6.0786 6.0827
                        6.0877 6.0946 6.0985 6.1047 6.1114 6.1149 6.1205 6.1261
                        6.1307 6.1358 6.1409 6.1464 6.151 6.1565 6.1622 6.1681
                        6.1733 6.1798 6.1873 6.1911 6.1971 6.2035 6.2075 6.213
                        6.2174 6.22



               Prepay       75 PricingSpeed
                      ------------------------
              Default              6.32 CDR
        Loss Severity                   35%
    Servicer Advances                  100%
      Liquidation Lag                    12
  Optional Redemption              Maturity
Lockout and Penalties     Exclude Penalties
   Forward 2/28 Close               CURVE+2
                      ------------------------

            LIBOR_1MO   4.86012 5.08692 5.20993 5.35254 5.49118 5.59777 5.71936
                        5.81706 5.87348 6.03204 5.97728 6.03246 6.09564 6.14537
                        6.17343 6.19836 6.22437 6.25045 6.27206 6.29568 6.32152
                        6.34852 6.36945 6.37624 6.38079 6.38787 6.39761 6.40618
                        6.41782 6.43095 6.44386 6.45917 6.4757 6.49297 6.51328
                        6.53208 6.54982 6.56762 6.5855 6.60227 6.62078 6.63524
                        6.65052 6.66629 6.67978 6.69402 6.70758 6.72163 6.74311
                        6.76422 6.78013 6.79548 6.80983 6.82082 6.83008 6.8378
                        6.84286 6.84725 6.84724 6.84813 6.85458 6.86087 6.86709
                        6.87386 6.88143 6.88913 6.89767 6.90496 6.91364 6.92344
                        6.93225 6.93986 6.94873 6.95352 6.96226 6.9712 6.97908
                        6.98909 6.99932 7.00961 7.02063 7.03277 7.04534 7.05715
                        7.06988 7.08134 7.09422 7.10346 7.11485 7.12582 7.13461
                        7.14468 7.15395 7.16231 7.17202 7.17914 7.19009 7.20098
                        7.2122 7.22078 7.23051 7.23918 7.24674 7.25547 7.2603
                        7.26741 7.27355 7.278 7.28693 7.29508 7.30332 7.31035
                        7.31872 7.32378 7.33006 7.3366 7.34063 7.34612 7.35054
                        7.35393 7.36146 7.3689 7.37292 7.37915 7.38545 7.38983 7

            LIBOR_6MO   5.28567 5.43833 5.55583 5.66791 5.7869 5.86753 5.93938
                        6.00576 6.05994 6.11124 6.14006 6.18224 6.21952 6.24824
                        6.27426 6.30061 6.3237 6.34848 6.36908 6.38764 6.40343
                        6.41763 6.42679 6.43523 6.44537 6.45535 6.46768 6.48109
                        6.49562 6.51295 6.52923 6.54634 6.56457 6.58363 6.602
                        6.62234 6.63852 6.65536 6.6728 6.68799 6.70379 6.71882
                        6.73245 6.74859 6.76665 6.78236 6.79948 6.81783 6.83435
                        6.84887 6.86159 6.87228 6.88201 6.8876 6.89155 6.89602
                        6.90003 6.9041 6.90796 6.91436 6.92198 6.92977 6.93654
                        6.94433 6.95343 6.96172 6.96923 6.97923 6.9863 6.99492
                        7.00349 7.01097 7.01999 7.0283 7.03816 7.04777 7.05832
                        7.07003 7.08081 7.09309 7.10516 7.11896 7.12967 7.14177
                        7.15432 7.16451 7.17557 7.18564 7.19579 7.2065 7.21415
                        7.22319 7.23253 7.24318 7.25258 7.26258 7.27354 7.28321
                        7.29365 7.30042 7.30886 7.31669 7.32211 7.32889 7.33496
                        7.34316 7.3502 7.35879 7.36643 7.37366 7.38146 7.38703
                        7.39344 7.39849 7.403 7.40873 7.41494 7.41976 7.42509
                        7.43162 7.43812 7.44341 7.44824 7.45385 7.45996 7.46316
                        7.46

            LIBOR_1YR   5.64264 5.75686 5.8424 5.92719 6.00311 6.06459 6.12371
                        6.17002 6.21237 6.25251 6.27751 6.31214 6.33958 6.36506
                        6.38566 6.40641 6.42334 6.44038 6.45694 6.47114 6.48563
                        6.4993 6.51193 6.52562 6.53852 6.55233 6.56769 6.58428
                        6.6011 6.62065 6.63698 6.65465 6.67348 6.69042 6.70819
                        6.72545 6.74069 6.75788 6.77639 6.79187 6.80846 6.82577
                        6.8418 6.85723 6.87244 6.8865 6.90102 6.9125 6.92265
                        6.93255 6.94091 6.94871 6.95545 6.96162 6.96791 6.97454
                        6.97964 6.98573 6.99251 7.00004 7.0074 7.01709 7.0235
                        7.03215 7.04142 7.04916 7.05805 7.06692 7.07611 7.08532
                        7.09488 7.10513 7.11506 7.12534 7.13685 7.14959 7.15959
                        7.17196 7.18461 7.19557 7.20771 7.21968 7.23065 7.24289
                        7.25248 7.26214 7.27246 7.28314 7.29312 7.30343 7.31335
                        7.32323 7.33409 7.34205 7.35163 7.36079 7.36877 7.37735
                        7.38547 7.39338 7.40135 7.41018 7.41673 7.42392 7.43115
                        7.43812 7.44514 7.45177 7.4579 7.46482 7.47258 7.47736
                        7.4833 7.48918 7.49517 7.50074 7.50607 7.51177 7.51824
                        7.52265 7.52793 7.53402 7.53681 7.5426 7.54812 7.55138
                        7.

              CMT_1YR   5.2639 5.3767 5.4649 5.5453 5.6233 5.6827 5.7408 5.7891
                        5.8317 5.8698 5.8965 5.9316 5.9605 5.9876 6.0084 6.0281
                        6.0438 6.0597 6.0754 6.0887 6.1028 6.1161 6.1284 6.1412
                        6.1519 6.1628 6.175 6.1885 6.2024 6.2185 6.2327 6.2477
                        6.264 6.2785 6.294 6.3091 6.322 6.3385 6.3565 6.3716
                        6.3878 6.4049 6.4208 6.4361 6.4514 6.4655 6.4803 6.492
                        6.5026 6.5147 6.5221 6.5297 6.5365 6.5426 6.5486 6.5548
                        6.5594 6.5649 6.5713 6.5774 6.584 6.592 6.5997 6.6078
                        6.6172 6.6241 6.6326 6.6411 6.6499 6.6587 6.6682 6.6777
                        6.6871 6.697 6.7076 6.72 6.7294 6.7416 6.7546 6.7647
                        6.7767 6.7885 6.7993 6.8117 6.8212 6.8306 6.8406 6.851
                        6.8607 6.8708 6.8808 6.8901 6.9007 6.9085 6.9179 6.9268
                        6.9346 6.943 6.9509 6.9586 6.9664 6.975 6.981 6.9883
                        6.9952 7.0019 7.0087 7.015 7.0209 7.0276 7.0346 7.0396
                        7.0453 7.051 7.0567 7.062 7.067 7.0724 7.0786 7.0827
                        7.0877 7.0946 7.0985 7.1047 7.1114 7.1149 7.1205 7.1261
                        7.1307 7.1358 7.1409 7.1464 7.151 7.1565 7.1622 7.1681
                        7.1733 7.1798 7.1873 7.1911 7.1971 7.2035 7.2075 7.213
                        7.2174 7.22



               Prepay      100 PricingSpeed
                      -------------------------
              Default              7.35 CDR
        Loss Severity                   35%
    Servicer Advances                  100%
      Liquidation Lag                    12
  Optional Redemption              Maturity
Lockout and Penalties     Exclude Penalties
   Forward 2/28 Close               CURVE+2
                      -------------------------

            LIBOR_1MO   4.86012 5.08692 5.20993 5.35254 5.49118 5.59777 5.71936
                        5.81706 5.87348 6.03204 5.97728 6.03246 6.09564 6.14537
                        6.17343 6.19836 6.22437 6.25045 6.27206 6.29568 6.32152
                        6.34852 6.36945 6.37624 6.38079 6.38787 6.39761 6.40618
                        6.41782 6.43095 6.44386 6.45917 6.4757 6.49297 6.51328
                        6.53208 6.54982 6.56762 6.5855 6.60227 6.62078 6.63524
                        6.65052 6.66629 6.67978 6.69402 6.70758 6.72163 6.74311
                        6.76422 6.78013 6.79548 6.80983 6.82082 6.83008 6.8378
                        6.84286 6.84725 6.84724 6.84813 6.85458 6.86087 6.86709
                        6.87386 6.88143 6.88913 6.89767 6.90496 6.91364 6.92344
                        6.93225 6.93986 6.94873 6.95352 6.96226 6.9712 6.97908
                        6.98909 6.99932 7.00961 7.02063 7.03277 7.04534 7.05715
                        7.06988 7.08134 7.09422 7.10346 7.11485 7.12582 7.13461
                        7.14468 7.15395 7.16231 7.17202 7.17914 7.19009 7.20098
                        7.2122 7.22078 7.23051 7.23918 7.24674 7.25547 7.2603
                        7.26741 7.27355 7.278 7.28693 7.29508 7.30332 7.31035
                        7.31872 7.32378 7.33006 7.3366 7.34063 7.34612 7.35054
                        7.35393 7.36146 7.3689 7.37292 7.37915 7.38545 7.38983 7

            LIBOR_6MO   5.28567 5.43833 5.55583 5.66791 5.7869 5.86753 5.93938
                        6.00576 6.05994 6.11124 6.14006 6.18224 6.21952 6.24824
                        6.27426 6.30061 6.3237 6.34848 6.36908 6.38764 6.40343
                        6.41763 6.42679 6.43523 6.44537 6.45535 6.46768 6.48109
                        6.49562 6.51295 6.52923 6.54634 6.56457 6.58363 6.602
                        6.62234 6.63852 6.65536 6.6728 6.68799 6.70379 6.71882
                        6.73245 6.74859 6.76665 6.78236 6.79948 6.81783 6.83435
                        6.84887 6.86159 6.87228 6.88201 6.8876 6.89155 6.89602
                        6.90003 6.9041 6.90796 6.91436 6.92198 6.92977 6.93654
                        6.94433 6.95343 6.96172 6.96923 6.97923 6.9863 6.99492
                        7.00349 7.01097 7.01999 7.0283 7.03816 7.04777 7.05832
                        7.07003 7.08081 7.09309 7.10516 7.11896 7.12967 7.14177
                        7.15432 7.16451 7.17557 7.18564 7.19579 7.2065 7.21415
                        7.22319 7.23253 7.24318 7.25258 7.26258 7.27354 7.28321
                        7.29365 7.30042 7.30886 7.31669 7.32211 7.32889 7.33496
                        7.34316 7.3502 7.35879 7.36643 7.37366 7.38146 7.38703
                        7.39344 7.39849 7.403 7.40873 7.41494 7.41976 7.42509
                        7.43162 7.43812 7.44341 7.44824 7.45385 7.45996 7.46316
                        7.46

            LIBOR_1YR   5.64264 5.75686 5.8424 5.92719 6.00311 6.06459 6.12371
                        6.17002 6.21237 6.25251 6.27751 6.31214 6.33958 6.36506
                        6.38566 6.40641 6.42334 6.44038 6.45694 6.47114 6.48563
                        6.4993 6.51193 6.52562 6.53852 6.55233 6.56769 6.58428
                        6.6011 6.62065 6.63698 6.65465 6.67348 6.69042 6.70819
                        6.72545 6.74069 6.75788 6.77639 6.79187 6.80846 6.82577
                        6.8418 6.85723 6.87244 6.8865 6.90102 6.9125 6.92265
                        6.93255 6.94091 6.94871 6.95545 6.96162 6.96791 6.97454
                        6.97964 6.98573 6.99251 7.00004 7.0074 7.01709 7.0235
                        7.03215 7.04142 7.04916 7.05805 7.06692 7.07611 7.08532
                        7.09488 7.10513 7.11506 7.12534 7.13685 7.14959 7.15959
                        7.17196 7.18461 7.19557 7.20771 7.21968 7.23065 7.24289
                        7.25248 7.26214 7.27246 7.28314 7.29312 7.30343 7.31335
                        7.32323 7.33409 7.34205 7.35163 7.36079 7.36877 7.37735
                        7.38547 7.39338 7.40135 7.41018 7.41673 7.42392 7.43115
                        7.43812 7.44514 7.45177 7.4579 7.46482 7.47258 7.47736
                        7.4833 7.48918 7.49517 7.50074 7.50607 7.51177 7.51824
                        7.52265 7.52793 7.53402 7.53681 7.5426 7.54812 7.55138
                        7.

              CMT_1YR   5.2639 5.3767 5.4649 5.5453 5.6233 5.6827 5.7408 5.7891
                        5.8317 5.8698 5.8965 5.9316 5.9605 5.9876 6.0084 6.0281
                        6.0438 6.0597 6.0754 6.0887 6.1028 6.1161 6.1284 6.1412
                        6.1519 6.1628 6.175 6.1885 6.2024 6.2185 6.2327 6.2477
                        6.264 6.2785 6.294 6.3091 6.322 6.3385 6.3565 6.3716
                        6.3878 6.4049 6.4208 6.4361 6.4514 6.4655 6.4803 6.492
                        6.5026 6.5147 6.5221 6.5297 6.5365 6.5426 6.5486 6.5548
                        6.5594 6.5649 6.5713 6.5774 6.584 6.592 6.5997 6.6078
                        6.6172 6.6241 6.6326 6.6411 6.6499 6.6587 6.6682 6.6777
                        6.6871 6.697 6.7076 6.72 6.7294 6.7416 6.7546 6.7647
                        6.7767 6.7885 6.7993 6.8117 6.8212 6.8306 6.8406 6.851
                        6.8607 6.8708 6.8808 6.8901 6.9007 6.9085 6.9179 6.9268
                        6.9346 6.943 6.9509 6.9586 6.9664 6.975 6.981 6.9883
                        6.9952 7.0019 7.0087 7.015 7.0209 7.0276 7.0346 7.0396
                        7.0453 7.051 7.0567 7.062 7.067 7.0724 7.0786 7.0827
                        7.0877 7.0946 7.0985 7.1047 7.1114 7.1149 7.1205 7.1261
                        7.1307 7.1358 7.1409 7.1464 7.151 7.1565 7.1622 7.1681
                        7.1733 7.1798 7.1873 7.1911 7.1971 7.2035 7.2075 7.213
                        7.2174 7.22



               Prepay      125 PricingSpeed
                      ------------------------
              Default              8.72 CDR
        Loss Severity                   35%
    Servicer Advances                  100%
      Liquidation Lag                    12
  Optional Redemption              Maturity
Lockout and Penalties     Exclude Penalties
   Forward 2/28 Close               CURVE+2
                      ------------------------

            LIBOR_1MO   4.86012 5.08692 5.20993 5.35254 5.49118 5.59777 5.71936
                        5.81706 5.87348 6.03204 5.97728 6.03246 6.09564 6.14537
                        6.17343 6.19836 6.22437 6.25045 6.27206 6.29568 6.32152
                        6.34852 6.36945 6.37624 6.38079 6.38787 6.39761 6.40618
                        6.41782 6.43095 6.44386 6.45917 6.4757 6.49297 6.51328
                        6.53208 6.54982 6.56762 6.5855 6.60227 6.62078 6.63524
                        6.65052 6.66629 6.67978 6.69402 6.70758 6.72163 6.74311
                        6.76422 6.78013 6.79548 6.80983 6.82082 6.83008 6.8378
                        6.84286 6.84725 6.84724 6.84813 6.85458 6.86087 6.86709
                        6.87386 6.88143 6.88913 6.89767 6.90496 6.91364 6.92344
                        6.93225 6.93986 6.94873 6.95352 6.96226 6.9712 6.97908
                        6.98909 6.99932 7.00961 7.02063 7.03277 7.04534 7.05715
                        7.06988 7.08134 7.09422 7.10346 7.11485 7.12582 7.13461
                        7.14468 7.15395 7.16231 7.17202 7.17914 7.19009 7.20098
                        7.2122 7.22078 7.23051 7.23918 7.24674 7.25547 7.2603
                        7.26741 7.27355 7.278 7.28693 7.29508 7.30332 7.31035
                        7.31872 7.32378 7.33006 7.3366 7.34063 7.34612 7.35054
                        7.35393 7.36146 7.3689 7.37292 7.37915 7.38545 7.38983 7

            LIBOR_6MO   5.28567 5.43833 5.55583 5.66791 5.7869 5.86753 5.93938
                        6.00576 6.05994 6.11124 6.14006 6.18224 6.21952 6.24824
                        6.27426 6.30061 6.3237 6.34848 6.36908 6.38764 6.40343
                        6.41763 6.42679 6.43523 6.44537 6.45535 6.46768 6.48109
                        6.49562 6.51295 6.52923 6.54634 6.56457 6.58363 6.602
                        6.62234 6.63852 6.65536 6.6728 6.68799 6.70379 6.71882
                        6.73245 6.74859 6.76665 6.78236 6.79948 6.81783 6.83435
                        6.84887 6.86159 6.87228 6.88201 6.8876 6.89155 6.89602
                        6.90003 6.9041 6.90796 6.91436 6.92198 6.92977 6.93654
                        6.94433 6.95343 6.96172 6.96923 6.97923 6.9863 6.99492
                        7.00349 7.01097 7.01999 7.0283 7.03816 7.04777 7.05832
                        7.07003 7.08081 7.09309 7.10516 7.11896 7.12967 7.14177
                        7.15432 7.16451 7.17557 7.18564 7.19579 7.2065 7.21415
                        7.22319 7.23253 7.24318 7.25258 7.26258 7.27354 7.28321
                        7.29365 7.30042 7.30886 7.31669 7.32211 7.32889 7.33496
                        7.34316 7.3502 7.35879 7.36643 7.37366 7.38146 7.38703
                        7.39344 7.39849 7.403 7.40873 7.41494 7.41976 7.42509
                        7.43162 7.43812 7.44341 7.44824 7.45385 7.45996 7.46316
                        7.46

            LIBOR_1YR   5.64264 5.75686 5.8424 5.92719 6.00311 6.06459 6.12371
                        6.17002 6.21237 6.25251 6.27751 6.31214 6.33958 6.36506
                        6.38566 6.40641 6.42334 6.44038 6.45694 6.47114 6.48563
                        6.4993 6.51193 6.52562 6.53852 6.55233 6.56769 6.58428
                        6.6011 6.62065 6.63698 6.65465 6.67348 6.69042 6.70819
                        6.72545 6.74069 6.75788 6.77639 6.79187 6.80846 6.82577
                        6.8418 6.85723 6.87244 6.8865 6.90102 6.9125 6.92265
                        6.93255 6.94091 6.94871 6.95545 6.96162 6.96791 6.97454
                        6.97964 6.98573 6.99251 7.00004 7.0074 7.01709 7.0235
                        7.03215 7.04142 7.04916 7.05805 7.06692 7.07611 7.08532
                        7.09488 7.10513 7.11506 7.12534 7.13685 7.14959 7.15959
                        7.17196 7.18461 7.19557 7.20771 7.21968 7.23065 7.24289
                        7.25248 7.26214 7.27246 7.28314 7.29312 7.30343 7.31335
                        7.32323 7.33409 7.34205 7.35163 7.36079 7.36877 7.37735
                        7.38547 7.39338 7.40135 7.41018 7.41673 7.42392 7.43115
                        7.43812 7.44514 7.45177 7.4579 7.46482 7.47258 7.47736
                        7.4833 7.48918 7.49517 7.50074 7.50607 7.51177 7.51824
                        7.52265 7.52793 7.53402 7.53681 7.5426 7.54812 7.55138
                        7.

              CMT_1YR   5.2639 5.3767 5.4649 5.5453 5.6233 5.6827 5.7408 5.7891
                        5.8317 5.8698 5.8965 5.9316 5.9605 5.9876 6.0084 6.0281
                        6.0438 6.0597 6.0754 6.0887 6.1028 6.1161 6.1284 6.1412
                        6.1519 6.1628 6.175 6.1885 6.2024 6.2185 6.2327 6.2477
                        6.264 6.2785 6.294 6.3091 6.322 6.3385 6.3565 6.3716
                        6.3878 6.4049 6.4208 6.4361 6.4514 6.4655 6.4803 6.492
                        6.5026 6.5147 6.5221 6.5297 6.5365 6.5426 6.5486 6.5548
                        6.5594 6.5649 6.5713 6.5774 6.584 6.592 6.5997 6.6078
                        6.6172 6.6241 6.6326 6.6411 6.6499 6.6587 6.6682 6.6777
                        6.6871 6.697 6.7076 6.72 6.7294 6.7416 6.7546 6.7647
                        6.7767 6.7885 6.7993 6.8117 6.8212 6.8306 6.8406 6.851
                        6.8607 6.8708 6.8808 6.8901 6.9007 6.9085 6.9179 6.9268
                        6.9346 6.943 6.9509 6.9586 6.9664 6.975 6.981 6.9883
                        6.9952 7.0019 7.0087 7.015 7.0209 7.0276 7.0346 7.0396
                        7.0453 7.051 7.0567 7.062 7.067 7.0724 7.0786 7.0827
                        7.0877 7.0946 7.0985 7.1047 7.1114 7.1149 7.1205 7.1261
                        7.1307 7.1358 7.1409 7.1464 7.151 7.1565 7.1622 7.1681
                        7.1733 7.1798 7.1873 7.1911 7.1971 7.2035 7.2075 7.213
                        7.2174 7.22



               Prepay       75 PricingSpeed
                      ------------------------
              Default              6.05 CDR
        Loss Severity                   35%
    Servicer Advances                  100%
      Liquidation Lag                    12
  Optional Redemption              Maturity
Lockout and Penalties     Exclude Penalties
   Forward 2/28 Close               CURVE+3
                      ------------------------

            LIBOR_1MO   5.86012 6.08692 6.20993 6.35254 6.49118 6.59777 6.71936
                        6.81706 6.87348 7.03204 6.97728 7.03246 7.09564 7.14537
                        7.17343 7.19836 7.22437 7.25045 7.27206 7.29568 7.32152
                        7.34852 7.36945 7.37624 7.38079 7.38787 7.39761 7.40618
                        7.41782 7.43095 7.44386 7.45917 7.4757 7.49297 7.51328
                        7.53208 7.54982 7.56762 7.5855 7.60227 7.62078 7.63524
                        7.65052 7.66629 7.67978 7.69402 7.70758 7.72163 7.74311
                        7.76422 7.78013 7.79548 7.80983 7.82082 7.83008 7.8378
                        7.84286 7.84725 7.84724 7.84813 7.85458 7.86087 7.86709
                        7.87386 7.88143 7.88913 7.89767 7.90496 7.91364 7.92344
                        7.93225 7.93986 7.94873 7.95352 7.96226 7.9712 7.97908
                        7.98909 7.99932 8.00961 8.02063 8.03277 8.04534 8.05715
                        8.06988 8.08134 8.09422 8.10346 8.11485 8.12582 8.13461
                        8.14468 8.15395 8.16231 8.17202 8.17914 8.19009 8.20098
                        8.2122 8.22078 8.23051 8.23918 8.24674 8.25547 8.2603
                        8.26741 8.27355 8.278 8.28693 8.29508 8.30332 8.31035
                        8.31872 8.32378 8.33006 8.3366 8.34063 8.34612 8.35054
                        8.35393 8.36146 8.3689 8.37292 8.37915 8.38545 8.38983 8

            LIBOR_6MO   6.28567 6.43833 6.55583 6.66791 6.7869 6.86753 6.93938
                        7.00576 7.05994 7.11124 7.14006 7.18224 7.21952 7.24824
                        7.27426 7.30061 7.3237 7.34848 7.36908 7.38764 7.40343
                        7.41763 7.42679 7.43523 7.44537 7.45535 7.46768 7.48109
                        7.49562 7.51295 7.52923 7.54634 7.56457 7.58363 7.602
                        7.62234 7.63852 7.65536 7.6728 7.68799 7.70379 7.71882
                        7.73245 7.74859 7.76665 7.78236 7.79948 7.81783 7.83435
                        7.84887 7.86159 7.87228 7.88201 7.8876 7.89155 7.89602
                        7.90003 7.9041 7.90796 7.91436 7.92198 7.92977 7.93654
                        7.94433 7.95343 7.96172 7.96923 7.97923 7.9863 7.99492
                        8.00349 8.01097 8.01999 8.0283 8.03816 8.04777 8.05832
                        8.07003 8.08081 8.09309 8.10516 8.11896 8.12967 8.14177
                        8.15432 8.16451 8.17557 8.18564 8.19579 8.2065 8.21415
                        8.22319 8.23253 8.24318 8.25258 8.26258 8.27354 8.28321
                        8.29365 8.30042 8.30886 8.31669 8.32211 8.32889 8.33496
                        8.34316 8.3502 8.35879 8.36643 8.37366 8.38146 8.38703
                        8.39344 8.39849 8.403 8.40873 8.41494 8.41976 8.42509
                        8.43162 8.43812 8.44341 8.44824 8.45385 8.45996 8.46316
                        8.46

            LIBOR_1YR   6.64264 6.75686 6.8424 6.92719 7.00311 7.06459 7.12371
                        7.17002 7.21237 7.25251 7.27751 7.31214 7.33958 7.36506
                        7.38566 7.40641 7.42334 7.44038 7.45694 7.47114 7.48563
                        7.4993 7.51193 7.52562 7.53852 7.55233 7.56769 7.58428
                        7.6011 7.62065 7.63698 7.65465 7.67348 7.69042 7.70819
                        7.72545 7.74069 7.75788 7.77639 7.79187 7.80846 7.82577
                        7.8418 7.85723 7.87244 7.8865 7.90102 7.9125 7.92265
                        7.93255 7.94091 7.94871 7.95545 7.96162 7.96791 7.97454
                        7.97964 7.98573 7.99251 8.00004 8.0074 8.01709 8.0235
                        8.03215 8.04142 8.04916 8.05805 8.06692 8.07611 8.08532
                        8.09488 8.10513 8.11506 8.12534 8.13685 8.14959 8.15959
                        8.17196 8.18461 8.19557 8.20771 8.21968 8.23065 8.24289
                        8.25248 8.26214 8.27246 8.28314 8.29312 8.30343 8.31335
                        8.32323 8.33409 8.34205 8.35163 8.36079 8.36877 8.37735
                        8.38547 8.39338 8.40135 8.41018 8.41673 8.42392 8.43115
                        8.43812 8.44514 8.45177 8.4579 8.46482 8.47258 8.47736
                        8.4833 8.48918 8.49517 8.50074 8.50607 8.51177 8.51824
                        8.52265 8.52793 8.53402 8.53681 8.5426 8.54812 8.55138
                        8.

              CMT_1YR   6.2639 6.3767 6.4649 6.5453 6.6233 6.6827 6.7408 6.7891
                        6.8317 6.8698 6.8965 6.9316 6.9605 6.9876 7.0084 7.0281
                        7.0438 7.0597 7.0754 7.0887 7.1028 7.1161 7.1284 7.1412
                        7.1519 7.1628 7.175 7.1885 7.2024 7.2185 7.2327 7.2477
                        7.264 7.2785 7.294 7.3091 7.322 7.3385 7.3565 7.3716
                        7.3878 7.4049 7.4208 7.4361 7.4514 7.4655 7.4803 7.492
                        7.5026 7.5147 7.5221 7.5297 7.5365 7.5426 7.5486 7.5548
                        7.5594 7.5649 7.5713 7.5774 7.584 7.592 7.5997 7.6078
                        7.6172 7.6241 7.6326 7.6411 7.6499 7.6587 7.6682 7.6777
                        7.6871 7.697 7.7076 7.72 7.7294 7.7416 7.7546 7.7647
                        7.7767 7.7885 7.7993 7.8117 7.8212 7.8306 7.8406 7.851
                        7.8607 7.8708 7.8808 7.8901 7.9007 7.9085 7.9179 7.9268
                        7.9346 7.943 7.9509 7.9586 7.9664 7.975 7.981 7.9883
                        7.9952 8.0019 8.0087 8.015 8.0209 8.0276 8.0346 8.0396
                        8.0453 8.051 8.0567 8.062 8.067 8.0724 8.0786 8.0827
                        8.0877 8.0946 8.0985 8.1047 8.1114 8.1149 8.1205 8.1261
                        8.1307 8.1358 8.1409 8.1464 8.151 8.1565 8.1622 8.1681
                        8.1733 8.1798 8.1873 8.1911 8.1971 8.2035 8.2075 8.213
                        8.2174 8.22



               Prepay      100 PricingSpeed
                      ---------------------
              Default              7.11 CDR
        Loss Severity                   35%
    Servicer Advances                  100%
      Liquidation Lag                    12
  Optional Redemption              Maturity
Lockout and Penalties     Exclude Penalties
   Forward 2/28 Close               CURVE+3
                      ---------------------

            LIBOR_1MO   5.86012 6.08692 6.20993 6.35254 6.49118 6.59777 6.71936
                        6.81706 6.87348 7.03204 6.97728 7.03246 7.09564 7.14537
                        7.17343 7.19836 7.22437 7.25045 7.27206 7.29568 7.32152
                        7.34852 7.36945 7.37624 7.38079 7.38787 7.39761 7.40618
                        7.41782 7.43095 7.44386 7.45917 7.4757 7.49297 7.51328
                        7.53208 7.54982 7.56762 7.5855 7.60227 7.62078 7.63524
                        7.65052 7.66629 7.67978 7.69402 7.70758 7.72163 7.74311
                        7.76422 7.78013 7.79548 7.80983 7.82082 7.83008 7.8378
                        7.84286 7.84725 7.84724 7.84813 7.85458 7.86087 7.86709
                        7.87386 7.88143 7.88913 7.89767 7.90496 7.91364 7.92344
                        7.93225 7.93986 7.94873 7.95352 7.96226 7.9712 7.97908
                        7.98909 7.99932 8.00961 8.02063 8.03277 8.04534 8.05715
                        8.06988 8.08134 8.09422 8.10346 8.11485 8.12582 8.13461
                        8.14468 8.15395 8.16231 8.17202 8.17914 8.19009 8.20098
                        8.2122 8.22078 8.23051 8.23918 8.24674 8.25547 8.2603
                        8.26741 8.27355 8.278 8.28693 8.29508 8.30332 8.31035
                        8.31872 8.32378 8.33006 8.3366 8.34063 8.34612 8.35054
                        8.35393 8.36146 8.3689 8.37292 8.37915 8.38545 8.38983 8

            LIBOR_6MO   6.28567 6.43833 6.55583 6.66791 6.7869 6.86753 6.93938
                        7.00576 7.05994 7.11124 7.14006 7.18224 7.21952 7.24824
                        7.27426 7.30061 7.3237 7.34848 7.36908 7.38764 7.40343
                        7.41763 7.42679 7.43523 7.44537 7.45535 7.46768 7.48109
                        7.49562 7.51295 7.52923 7.54634 7.56457 7.58363 7.602
                        7.62234 7.63852 7.65536 7.6728 7.68799 7.70379 7.71882
                        7.73245 7.74859 7.76665 7.78236 7.79948 7.81783 7.83435
                        7.84887 7.86159 7.87228 7.88201 7.8876 7.89155 7.89602
                        7.90003 7.9041 7.90796 7.91436 7.92198 7.92977 7.93654
                        7.94433 7.95343 7.96172 7.96923 7.97923 7.9863 7.99492
                        8.00349 8.01097 8.01999 8.0283 8.03816 8.04777 8.05832
                        8.07003 8.08081 8.09309 8.10516 8.11896 8.12967 8.14177
                        8.15432 8.16451 8.17557 8.18564 8.19579 8.2065 8.21415
                        8.22319 8.23253 8.24318 8.25258 8.26258 8.27354 8.28321
                        8.29365 8.30042 8.30886 8.31669 8.32211 8.32889 8.33496
                        8.34316 8.3502 8.35879 8.36643 8.37366 8.38146 8.38703
                        8.39344 8.39849 8.403 8.40873 8.41494 8.41976 8.42509
                        8.43162 8.43812 8.44341 8.44824 8.45385 8.45996 8.46316
                        8.46

            LIBOR_1YR   6.64264 6.75686 6.8424 6.92719 7.00311 7.06459 7.12371
                        7.17002 7.21237 7.25251 7.27751 7.31214 7.33958 7.36506
                        7.38566 7.40641 7.42334 7.44038 7.45694 7.47114 7.48563
                        7.4993 7.51193 7.52562 7.53852 7.55233 7.56769 7.58428
                        7.6011 7.62065 7.63698 7.65465 7.67348 7.69042 7.70819
                        7.72545 7.74069 7.75788 7.77639 7.79187 7.80846 7.82577
                        7.8418 7.85723 7.87244 7.8865 7.90102 7.9125 7.92265
                        7.93255 7.94091 7.94871 7.95545 7.96162 7.96791 7.97454
                        7.97964 7.98573 7.99251 8.00004 8.0074 8.01709 8.0235
                        8.03215 8.04142 8.04916 8.05805 8.06692 8.07611 8.08532
                        8.09488 8.10513 8.11506 8.12534 8.13685 8.14959 8.15959
                        8.17196 8.18461 8.19557 8.20771 8.21968 8.23065 8.24289
                        8.25248 8.26214 8.27246 8.28314 8.29312 8.30343 8.31335
                        8.32323 8.33409 8.34205 8.35163 8.36079 8.36877 8.37735
                        8.38547 8.39338 8.40135 8.41018 8.41673 8.42392 8.43115
                        8.43812 8.44514 8.45177 8.4579 8.46482 8.47258 8.47736
                        8.4833 8.48918 8.49517 8.50074 8.50607 8.51177 8.51824
                        8.52265 8.52793 8.53402 8.53681 8.5426 8.54812 8.55138
                        8.

              CMT_1YR   6.2639 6.3767 6.4649 6.5453 6.6233 6.6827 6.7408 6.7891
                        6.8317 6.8698 6.8965 6.9316 6.9605 6.9876 7.0084 7.0281
                        7.0438 7.0597 7.0754 7.0887 7.1028 7.1161 7.1284 7.1412
                        7.1519 7.1628 7.175 7.1885 7.2024 7.2185 7.2327 7.2477
                        7.264 7.2785 7.294 7.3091 7.322 7.3385 7.3565 7.3716
                        7.3878 7.4049 7.4208 7.4361 7.4514 7.4655 7.4803 7.492
                        7.5026 7.5147 7.5221 7.5297 7.5365 7.5426 7.5486 7.5548
                        7.5594 7.5649 7.5713 7.5774 7.584 7.592 7.5997 7.6078
                        7.6172 7.6241 7.6326 7.6411 7.6499 7.6587 7.6682 7.6777
                        7.6871 7.697 7.7076 7.72 7.7294 7.7416 7.7546 7.7647
                        7.7767 7.7885 7.7993 7.8117 7.8212 7.8306 7.8406 7.851
                        7.8607 7.8708 7.8808 7.8901 7.9007 7.9085 7.9179 7.9268
                        7.9346 7.943 7.9509 7.9586 7.9664 7.975 7.981 7.9883
                        7.9952 8.0019 8.0087 8.015 8.0209 8.0276 8.0346 8.0396
                        8.0453 8.051 8.0567 8.062 8.067 8.0724 8.0786 8.0827
                        8.0877 8.0946 8.0985 8.1047 8.1114 8.1149 8.1205 8.1261
                        8.1307 8.1358 8.1409 8.1464 8.151 8.1565 8.1622 8.1681
                        8.1733 8.1798 8.1873 8.1911 8.1971 8.2035 8.2075 8.213
                        8.2174 8.22



               Prepay      125 PricingSpeed
                      ---------------------
              Default              8.52 CDR
        Loss Severity                   35%
    Servicer Advances                  100%
      Liquidation Lag                    12
  Optional Redemption              Maturity
Lockout and Penalties     Exclude Penalties
   Forward 2/28 Close               CURVE+3
                      ---------------------

            LIBOR_1MO   5.86012 6.08692 6.20993 6.35254 6.49118 6.59777 6.71936
                        6.81706 6.87348 7.03204 6.97728 7.03246 7.09564 7.14537
                        7.17343 7.19836 7.22437 7.25045 7.27206 7.29568 7.32152
                        7.34852 7.36945 7.37624 7.38079 7.38787 7.39761 7.40618
                        7.41782 7.43095 7.44386 7.45917 7.4757 7.49297 7.51328
                        7.53208 7.54982 7.56762 7.5855 7.60227 7.62078 7.63524
                        7.65052 7.66629 7.67978 7.69402 7.70758 7.72163 7.74311
                        7.76422 7.78013 7.79548 7.80983 7.82082 7.83008 7.8378
                        7.84286 7.84725 7.84724 7.84813 7.85458 7.86087 7.86709
                        7.87386 7.88143 7.88913 7.89767 7.90496 7.91364 7.92344
                        7.93225 7.93986 7.94873 7.95352 7.96226 7.9712 7.97908
                        7.98909 7.99932 8.00961 8.02063 8.03277 8.04534 8.05715
                        8.06988 8.08134 8.09422 8.10346 8.11485 8.12582 8.13461
                        8.14468 8.15395 8.16231 8.17202 8.17914 8.19009 8.20098
                        8.2122 8.22078 8.23051 8.23918 8.24674 8.25547 8.2603
                        8.26741 8.27355 8.278 8.28693 8.29508 8.30332 8.31035
                        8.31872 8.32378 8.33006 8.3366 8.34063 8.34612 8.35054
                        8.35393 8.36146 8.3689 8.37292 8.37915 8.38545 8.38983 8

            LIBOR_6MO   6.28567 6.43833 6.55583 6.66791 6.7869 6.86753 6.93938
                        7.00576 7.05994 7.11124 7.14006 7.18224 7.21952 7.24824
                        7.27426 7.30061 7.3237 7.34848 7.36908 7.38764 7.40343
                        7.41763 7.42679 7.43523 7.44537 7.45535 7.46768 7.48109
                        7.49562 7.51295 7.52923 7.54634 7.56457 7.58363 7.602
                        7.62234 7.63852 7.65536 7.6728 7.68799 7.70379 7.71882
                        7.73245 7.74859 7.76665 7.78236 7.79948 7.81783 7.83435
                        7.84887 7.86159 7.87228 7.88201 7.8876 7.89155 7.89602
                        7.90003 7.9041 7.90796 7.91436 7.92198 7.92977 7.93654
                        7.94433 7.95343 7.96172 7.96923 7.97923 7.9863 7.99492
                        8.00349 8.01097 8.01999 8.0283 8.03816 8.04777 8.05832
                        8.07003 8.08081 8.09309 8.10516 8.11896 8.12967 8.14177
                        8.15432 8.16451 8.17557 8.18564 8.19579 8.2065 8.21415
                        8.22319 8.23253 8.24318 8.25258 8.26258 8.27354 8.28321
                        8.29365 8.30042 8.30886 8.31669 8.32211 8.32889 8.33496
                        8.34316 8.3502 8.35879 8.36643 8.37366 8.38146 8.38703
                        8.39344 8.39849 8.403 8.40873 8.41494 8.41976 8.42509
                        8.43162 8.43812 8.44341 8.44824 8.45385 8.45996 8.46316
                        8.46

            LIBOR_1YR   6.64264 6.75686 6.8424 6.92719 7.00311 7.06459 7.12371
                        7.17002 7.21237 7.25251 7.27751 7.31214 7.33958 7.36506
                        7.38566 7.40641 7.42334 7.44038 7.45694 7.47114 7.48563
                        7.4993 7.51193 7.52562 7.53852 7.55233 7.56769 7.58428
                        7.6011 7.62065 7.63698 7.65465 7.67348 7.69042 7.70819
                        7.72545 7.74069 7.75788 7.77639 7.79187 7.80846 7.82577
                        7.8418 7.85723 7.87244 7.8865 7.90102 7.9125 7.92265
                        7.93255 7.94091 7.94871 7.95545 7.96162 7.96791 7.97454
                        7.97964 7.98573 7.99251 8.00004 8.0074 8.01709 8.0235
                        8.03215 8.04142 8.04916 8.05805 8.06692 8.07611 8.08532
                        8.09488 8.10513 8.11506 8.12534 8.13685 8.14959 8.15959
                        8.17196 8.18461 8.19557 8.20771 8.21968 8.23065 8.24289
                        8.25248 8.26214 8.27246 8.28314 8.29312 8.30343 8.31335
                        8.32323 8.33409 8.34205 8.35163 8.36079 8.36877 8.37735
                        8.38547 8.39338 8.40135 8.41018 8.41673 8.42392 8.43115
                        8.43812 8.44514 8.45177 8.4579 8.46482 8.47258 8.47736
                        8.4833 8.48918 8.49517 8.50074 8.50607 8.51177 8.51824
                        8.52265 8.52793 8.53402 8.53681 8.5426 8.54812 8.55138
                        8.

              CMT_1YR   6.2639 6.3767 6.4649 6.5453 6.6233 6.6827 6.7408 6.7891
                        6.8317 6.8698 6.8965 6.9316 6.9605 6.9876 7.0084 7.0281
                        7.0438 7.0597 7.0754 7.0887 7.1028 7.1161 7.1284 7.1412
                        7.1519 7.1628 7.175 7.1885 7.2024 7.2185 7.2327 7.2477
                        7.264 7.2785 7.294 7.3091 7.322 7.3385 7.3565 7.3716
                        7.3878 7.4049 7.4208 7.4361 7.4514 7.4655 7.4803 7.492
                        7.5026 7.5147 7.5221 7.5297 7.5365 7.5426 7.5486 7.5548
                        7.5594 7.5649 7.5713 7.5774 7.584 7.592 7.5997 7.6078
                        7.6172 7.6241 7.6326 7.6411 7.6499 7.6587 7.6682 7.6777
                        7.6871 7.697 7.7076 7.72 7.7294 7.7416 7.7546 7.7647
                        7.7767 7.7885 7.7993 7.8117 7.8212 7.8306 7.8406 7.851
                        7.8607 7.8708 7.8808 7.8901 7.9007 7.9085 7.9179 7.9268
                        7.9346 7.943 7.9509 7.9586 7.9664 7.975 7.981 7.9883
                        7.9952 8.0019 8.0087 8.015 8.0209 8.0276 8.0346 8.0396
                        8.0453 8.051 8.0567 8.062 8.067 8.0724 8.0786 8.0827
                        8.0877 8.0946 8.0985 8.1047 8.1114 8.1149 8.1205 8.1261
                        8.1307 8.1358 8.1409 8.1464 8.151 8.1565 8.1622 8.1681
                        8.1733 8.1798 8.1873 8.1911 8.1971 8.2035 8.2075 8.213
                        8.2174 8.22

--------------------------------------------------------------------------------------------------------------------------------
                          Prepay         75 PricingSpeed        100 PricingSpeed        125 PricingSpeed         75 PricingSpeed
--------------------------------------------------------------------------------------------------------------------------------
PAR PRICE
--------------------------------------------------------------------------------------------------------------------------------
                           Yield                    5.39                    5.26                    5.14                    6.38
                              DM                      53                      54                      53                      50
                             WAL                   13.20                   10.07                    7.91                   13.69
                Principal Window           Sep15 - Feb35           Feb13 - Feb35           Jun11 - Feb35           Feb16 - Feb35
             Principal Writedown        6,834.78 (0.04%)       10,011.07 (0.06%)       18,130.16 (0.11%)        4,947.90 (0.03%)
Total Collat Loss (Tranche Life)   50,027,552.40 (8.41%)   43,164,820.86 (7.25%)   39,134,830.10 (6.58%)   44,311,886.20 (7.45%)
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                          Prepay        100 PricingSpeed        125 PricingSpeed         75 PricingSpeed        100 PricingSpeed
--------------------------------------------------------------------------------------------------------------------------------
PAR PRICE
--------------------------------------------------------------------------------------------------------------------------------
                           Yield                    6.24                    6.13                    7.27                    7.15
                              DM                      50                      50                      38                      38
                             WAL                   10.37                    8.09                   13.90                   10.47
                Principal Window           May13 - Feb35           Jul11 - Feb35           Mar16 - Feb35           Jun13 - Feb35
             Principal Writedown       32,230.22 (0.19%)          107.00 (0.00%)       24,275.38 (0.14%)       14,034.06 (0.08%)
Total Collat Loss (Tranche Life)   38,402,147.95 (6.45%)   35,213,507.75 (5.92%)   42,274,008.28 (7.11%)   36,844,015.93 (6.19%)
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                          Prepay        125 PricingSpeed         75 PricingSpeed        100 PricingSpeed        125 PricingSpeed
--------------------------------------------------------------------------------------------------------------------------------
PAR PRICE
--------------------------------------------------------------------------------------------------------------------------------
                           Yield                    7.03                    8.24                    8.16                    8.18
                              DM                      39                      33                      38                      52
                             WAL                    8.15                   14.06                   10.54                    8.18
                Principal Window           Aug11 - Feb35           May16 - Feb35           Jul13 - Feb35           Aug11 - Feb35
             Principal Writedown       28,478.08 (0.17%)       42,906.80 (0.25%)       18,639.26 (0.11%)        7,792.84 (0.05%)
Total Collat Loss (Tranche Life)   34,164,387.20 (5.74%)   40,802,117.52 (6.86%)   35,822,398.36 (6.02%)   33,482,893.86 (5.63%)
--------------------------------------------------------------------------------------------------------------------------------

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 2005-04 - Price/Yield - B4  < To Call or Mat >

Balance                      $2,975,000.00          Delay                  24
Coupon                       5.00%                  Dated                  3/1/2005
Settle                       3/30/2005              First Payment          4/25/2005


                PRICE              10 CPR          15 CPR          20 CPR          25 CPR          30 CPR          35 CPR
                     ----------------------------------------------------------------------------------------------------
                87-07               6.729           7.310           7.967           8.625           9.202           9.660
                                      197             272             353             430             496             547
                87-08               6.724           7.304           7.959           8.615           9.190           9.648
                                      196             271             352             429             495             546
                87-09               6.720           7.298           7.951           8.605           9.179           9.635
                                      196             271             351             428             493             545
                87-10               6.715           7.292           7.943           8.596           9.168           9.622
                                      195             270             351             427             492             543
                87-11               6.711           7.285           7.935           8.586           9.157           9.610
                                      195             269             350             426             491             542
                87-12               6.706           7.279           7.927           8.576           9.145           9.597
                                      194             269             349             425             490             541
                87-13               6.701           7.273           7.919           8.567           9.134           9.585
                                      194             268             348             424             489             540
                87-14               6.697           7.267           7.911           8.557           9.123           9.572
                                      194             267             348             423             488             538
                87-15               6.692           7.261           7.904           8.547           9.111           9.560
                                      193             267             347             422             487             537
                87-16               6.688           7.255           7.896           8.537           9.100           9.547
                                      193             266             346             421             485             536
                87-17               6.683           7.249           7.888           8.528           9.089           9.535
                                      192             266             345             420             484             535
                     ----------------------------------------------------------------------------------------------------

                  WAL               10.79            7.38            5.45            4.32            3.65            3.25
     Principal Window       Aug11 - May19   Jun09 - Mar15   Apr08 - Aug12   Apr08 - Jan11   Apr08 - Dec09   Apr08 - Feb09
      Curve 3/2 Close
            LIBOR_1MO                2.72
            LIBOR_6MO                3.19
            LIBOR_1YR                3.57
              CMT_1YR                3.19
Lockout and Penalties   Exclude Penalties


                PRICE          40 CPR          45 CPR
                     --------------------------------
                87-07           9.880           9.894    Yield
                                  572             573   Spread
                87-08           9.867           9.880    Yield
                                  570             572   Spread
                87-09           9.854           9.867    Yield
                                  569             570   Spread
                87-10           9.841           9.854    Yield
                                  568             569   Spread
                87-11           9.828           9.841    Yield
                                  566             568   Spread
                87-12           9.815           9.828    Yield
                                  565             566   Spread
                87-13           9.801           9.815    Yield
                                  564             565   Spread
                87-14           9.788           9.801    Yield
                                  562             564   Spread
                87-15           9.775           9.788    Yield
                                  561             563   Spread
                87-16           9.762           9.775    Yield
                                  560             561   Spread
                87-17           9.749           9.762    Yield
                                  558             560   Spread
                     --------------------------------

                  WAL            3.09            3.08
     Principal Window   Apr08 - Jul08   Apr08 - May08
      Curve 3/2 Close
            LIBOR_1MO
            LIBOR_6MO
            LIBOR_1YR
              CMT_1YR
Lockout and Penalties


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 2005-4 -- Final Pricing Details (EXTERNAL)
$586.954mm
GS lead manager/books

Class      S&P/Moodys       Size(mm)  Clt.Grp  Cr.Spt       AvL          Prin.Wndw       $ px
Spread

 A-1  [AAA]/[Aaa]  185.000     ALL      8.15    1.00    04/05-06/07    100-00           1mL+11
 A-2  [AAA]/[Aaa]   56.320     ALL      8.15    3.00    06/07-04/09    100-00           1mL+21
 A-3  [AAA]/[Aaa]   59.760     ALL     17.33    5.62    04/09-08/11    100-00           1mL+32
 A-4  [AAA]/[Aaa]    6.640     ALL      8.15    5.62    04/09-08/11    100-00           1mL+36
 A-5  [AAA]/[Aaa]  214.898     ALL     17.33    2.36    04/05-08/11    100-00           1mL+22
 A-6  [AAA]/[Aaa]   23.877     ALL      8.15    2.36    04/05-08/11    100-00           1mL+27
 M-1   [AA]/[Aa2]   16.957     ALL      5.30    4.43    05/08-08/11    100-00           1mL+44
 M-2    [A]/[A2]    11.305     ALL      3.40    4.40    05/08-08/11    100-00           1mL+70
 B-1 [BBB+]/[Baa1]   6.247     ALL      2.35    4.38    04/08-08/11    100-00           1mL+115
 B-2  [BBB]/[Baa2]   2.975     ALL      1.85    4.26    04/08-06/11    100-00           1mL+125
 B-3 [BBB-]/[Baa3]   2.975     ALL      1.35    4.05    04/08-10/10    Not available

Expected Settle - 3/30/2005
First Distribution Date - 4/25/2005
Legal Final - 3/2035

Disclaimer:

This material has been prepared specifically for you and contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.